--------------------------------------------------------------------------------

                          IMPORTANT NOTICE - CORRECTION

Previously the footnote definition of Weighted Average P/E stated that negative earners were included in the ratio calculation. Negative earners are excluded and the definition now reads:

      The Weighted Average P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                              (LOGO) ARTISAN FUNDS

                         INVESTMENT MANAGEMENT PRACTICED
                   WITH INTELLIGENCE AND DISCIPLINE IS AN ART

    WWW.ARTISANFUNDS.COM o 800.344.1770 o Securities offered through Artisan
                         Distributors LLC, member NASD

--------------------------------------------------------------------------------

                            -----------------------
                                     (LOGO)
                                    ARTISAN
                            -----------------------
                                     ANNUAL
                                     REPORT

                                 JUNE 30, 2001
                            -----------------------
                               INTERNATIONAL FUND
                                  MID CAP FUND
                               MID CAP VALUE FUND
                                 SMALL CAP FUND
                              SMALL CAP VALUE FUND
                            -----------------------

                                INVESTOR SHARES

                             INVESTMENT MANAGEMENT
                          PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART/R

--------------------------------------------------------------------------------

ARTISANFUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of June 30, 2001. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

A Note About June 30, 2001 Closing Prices and Index Values:

Because of systems failures in the Nasdaq Stock Market on June 29, 2001, (the last trading day of the Funds' fiscal year), the closing prices of many stocks traded on Nasdaq, and the closing values of the various Russell indexes included in this report, were revised in early July. Many of those changes occurred after our June 30 quarter-end statements were mailed. The values of securities shown in the Schedules of Investments are the values used to calculate the Funds' net asset values on June 29th and shown on your end of second quarter account statements. The values for the Russell indexes are the final, revised values, which differ from those on the Quarterly Update that was included with your end of second quarter account statements.

Artisan Funds offered through Artisan Distributors LLC, member NASD. Date of first use: 8/15/01.

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS

-------------------------------------- ----------------------------------------
      LETTER FROM THE PRESIDENT         44   STATEMENTS OF ASSETS & LIABILITIES
-------------------------------------- ----------------------------------------
-------------------------------------- ----------------------------------------
  2   LETTERS TO SHAREHOLDERS           46   STATEMENTS OF OPERATIONS
-------------------------------------- ----------------------------------------
  2     Artisan International Fund     ----------------------------------------
--------------------------------------  48   STATEMENTS OF CHANGES IN
  6     Artisan Mid Cap Fund                 NET ASSETS
-------------------------------------- ----------------------------------------
 10     Artisan Mid Cap Value Fund     ----------------------------------------
--------------------------------------  50   FINANCIAL HIGHLIGHTS
 14     Artisan Small Cap Fund         ----------------------------------------
-------------------------------------- ----------------------------------------
 18     Artisan Small Cap Value Fund    52   NOTES TO
--------------------------------------       FINANCIAL STATEMENTS
-------------------------------------- ----------------------------------------
 22   SCHEDULES OF INVESTMENTS         ----------------------------------------
--------------------------------------  58   NOTES ON PORTFOLIO STATISTICS
 22     Artisan International Fund     ----------------------------------------
-------------------------------------- ----------------------------------------
 27     Artisan Mid Cap Fund            59   REPORT OF
--------------------------------------       INDEPENDENT ACCOUNTANTS
 31     Artisan Mid Cap Value Fund     ----------------------------------------
--------------------------------------
 35     Artisan Small Cap Fund
--------------------------------------
 39     Artisan Small Cap Value Fund
--------------------------------------

-------------------------------------------------BARRON'S/VALUE LINE FUND SURVEY

ANDREW STEPHENS SHINES AGAIN
In the annual Barron's/Value Line Fund Survey

In July, the annual Barron's/Value Line Fund Survey ranked Andrew Stephens, Portfolio Manager of Artisan Mid Cap Fund, THE #1 FUND MANAGER OUT OF 252 MANAGERS IN THE GROWTH FUND CATEGORY, based on performance and volatility from the Fund's inception (6/27/97) through 6/30/2001. The Survey also ranked Andrew Stephens THE #3 FUND MANAGER OVERALL OUT OF 650 MANAGERS, based on performance and volatility during the fund manager's tenure (since 6/27/97) through 6/30/01.*

MARK YOCKEY RANKED HIGHLY
In the annual Barron's/Value Line Fund Survey

In July, the annual Barron's/Value Line Fund Survey ranked Mark Yockey, Portfolio Manager of Artisan International Fund, THE #3 FUND MANAGER OUT OF 100 MANAGERS IN THE FOREIGN EQUITY FUND CATEGORY, based on performance and volatility from the Fund's inception (12/28/95) through 6/30/2001. The Survey also ranked Mark Yockey THE #19 FUND MANAGER OVERALL OUT OF 650 MANAGERS, based on performance and volatility during the fund manager's tenure (since 12/28/95) through 6/30/01.

*Due to an error in data used in the Barron's/Value Line Fund Survey initial computations, Andrew Stephens was ranked incorrectly in the initial publication of the rankings on July 23, 2001. The July 30 issue of Barron's listed his correct ranking in the Corrections & Amplifications box on page MW 14.

The Barron's/Value Line Fund Survey scanned 6,000 equity funds, screening out those with more than two managers. It then gave each manager a score reflecting how much value he or she added versus his or her peer group. A manager with average performance and volatility got a score of zero. A manager achieving superior performance received a positive score, a manager achieving inferior performance received a negative score. A manager's score was reduced for greater volatility not reflected in correspondingly higher returns. The longer a manager held the job, the more data was used for his or her ranking. Ten diversified stock categories were looked at, specialized funds were tossed out. Eventually, only 650 managers qualified for the rankings. The rankings are risk-adjusted, and are based mainly on relative versus absolute performance. Rankings may be swayed by short time periods, and over time, the manager's score may revert to the mean.

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                    (PHOTO)
                                MICHAEL C. ROOS
                                   President

"As always, we urge you to take a long-term view of equity investing. It's not easy when markets are volatile, as they've been in the past year. But we believe the potential rewards are worth the risk that comes with market weakness. It's a leap of faith, but one that we believe has served investors well over time."

Dear Fellow Shareholders,

Our fiscal year ended June 30, 2001 was not without its share of newsworthy events. Around the globe, we saw weakening economies, disappointing earnings and volatile equity markets. In our own markets, economic and profit forecasts fell sharply, and expectations for a rapid recovery in the second half of 2001 have been replaced with hopes for a turnaround sometime next year.

Against that background, we're happy to report good news. Despite a year that largely favored the value style over the growth style of investing, both Andy Stephens and Mark Yockey again ranked high in the annual Barron's/Value Line Fund Survey. You'll find more about these rankings on the previous page.

It was also a good year for our small-cap strategies. Portfolio co-managers Scott Satterwhite and Jim Kieffer guided the Artisan Small Cap Value Fund to a 28.81% return. And, the quarter ended June 30 marked the seventh of the past nine quarters that Artisan Small Cap Fund has beaten its benchmark since Marina Carlson joined Carlene Ziegler as portfolio co-manager in March 1999.

Marina also made her mark with the launch of Artisan Mid Cap Value Fund by providing a solid initial quarter of performance. Kudos go out to Dean DuMonthier, the Fund's associate manager, as well.

We'd also like to introduce two new members of the Artisan Funds Board of Directors. Pat Pittard will fly to Board meetings from Atlanta, where he serves as CEO of Heidrick & Struggles. As Manpower CEO, Jeff Joerres merely has to drive from the other side of Milwaukee. We're delighted that these seasoned executives have joined our Board. Each brings valuable experience managing world-class global service organizations, and we are confident that their oversight will represent shareholder interests well. With their addition, five of the seven fund directors are independent from Artisan Partners, the investment adviser to the funds.

As a further shareholder enhancement, we're increasing the frequency with which we disclose complete fund holdings. Instead of our current twice a year practice, we'll publish a full listing of portfolio holdings on WWW.ARTISANFUNDS.COM after the conclusion of each quarter. Needless to say, we'll continue to update our top ten holdings and other key portfolio statistics monthly on the site.

As always, we urge you to take a long-term view of equity investing. It's not easy when markets are volatile, as they've been in the past year. But we believe the potential rewards are worth the risk that comes with market weakness. It's a leap of faith, but one that we believe has served investors well over time.

Thank you for investing with Artisan Funds. We'll continue to do our best to help you reach your investment goals.

                                        Sincerely,

                                        /s/Michael C. Roos

                                        Michael C. Roos
                                        President

A FEW HIGHLIGHTS TO NOTE

----------------------------------------------------AVERAGE ANNUAL TOTAL RETURNS

                                                                  SINCE
                                    1-YEAR    3-YEAR    5-YEAR  INCEPTION
                                   --------  --------  -------- ---------
ARTISAN INTERNATIONAL FUND
(inception 12/28/95)               -24.65%    13.58%    17.07%    19.39%
--------------------------------------------------------------------------
ARTISAN MID CAP FUND
(inception 6/27/97)                 -0.60     32.65      N/A      35.74
--------------------------------------------------------------------------
ARTISAN MID CAP VALUE FUND
(inception 3/28/01)                  N/A       N/A       N/A      11.80*
--------------------------------------------------------------------------
ARTISAN SMALL CAP FUND
(inception 3/28/95)                  0.07      3.23      7.04     12.38
--------------------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND
(inception 9/29/97)                 28.81      9.95      N/A      11.62
--------------------------------------------------------------------------

  As of 6/30/01.
* Not Annualized


--------------------------------------------------------------NEW FUND DIRECTORS

TWO NEW FUND DIRECTORS

Artisan Funds is pleased to announce the addition of two new directors to the Artisan Funds Board of Directors. Patrick S. Pittard, Chairman, CEO and President of Heidrick & Struggles International, Inc., a leading provider of executive-level search and leadership consulting services worldwide, and Jeffrey
A. Joerres, Chairman, CEO and President of Manpower Inc., a world leader in the staffing industry, joined the Artisan Funds Board of Directors in August 2001.

----------------------------------------------------------UPDATED EXPENSE RATIOS

RATIOS OF EXPENSES TO AVERAGE
NET ASSETS FOR THE FISCAL YEARS ENDED:         6/30/01             6/30/00
                                              --------            --------

Artisan International Fund                       1.22%               1.27%
---------------------------------------------------------------------------
Artisan Mid Cap Fund                             1.31                1.40
---------------------------------------------------------------------------
Artisan Mid Cap Value Fund                       1.84(1)             N/A
---------------------------------------------------------------------------
Artisan Small Cap Fund                           1.34                1.35
---------------------------------------------------------------------------
Artisan Small Cap Value Fund                     1.20                1.35
---------------------------------------------------------------------------
(1) Annualized from inception on 3/28/01.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, A FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in a Fund, when redeemed, may be worth more or less than their original cost.

ARTISAN INTERNATIONAL FUND: International investments involve special risks, including currency fluctuation, sometimes lower liquidity, economic and political risks, different accounting methods and higher transaction costs. The Fund invests in growth stocks, which may fall out of favor with investors and underperform other asset types during a given period.

ARTISAN MID CAP FUND: The Fund invests in growth stocks of medium-sized companies, which tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods. Growth stocks may fall out of favor with investors and underperform other asset types during a given period.

ARTISAN MID CAP VALUE FUND: The Fund invests in value stocks of medium-sized companies, which tend to be more volatile than those of large companies during some periods. Value stocks may fall out of favor with investors and underperform other asset types during a given period. Mid Cap Value Fund's investment in a single IPO made a material contribution to the Fund's performance. IPO investments are not an integral component of the Fund's investment process and may not be available in the future. The Fund's performance reflects the adviser's agreement to reimburse the Fund for expenses in excess of 2.00% of average net assets annually. That agreement, which may be terminated at any time, has been in effect since the Fund's inception and those expense reimbursements have had a material impact on the Fund's total return, which would be lower in the absence of the agreement.

ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND: Stocks of smaller companies may present additional risks including a shorter history of operations, higher volatility and less liquidity. Artisan Small Cap Fund invests in growth stocks, which may fall out of favor with investors and underperform other asset types during a given period. Artisan Small Cap Value Fund invests in value stocks, which may fall out of favor with investors and underperform other asset types during a given period.

All of these risks are discussed in the Fund's prospectus. Please read it carefully before you invest or send money.

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

ARTISAN
INTERNATIONAL
FUND

INVESTMENT APPROACH-------------------------------------------------------------

The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.

PERFORMANCE---------------------------------------------------------------------

The fiscal year that ended June 30, 2001, presented a host of challenges for international equities as reflected by the performance of Artisan International Fund, its benchmark index and its peer group. For the 12-month period, the Fund declined 24.65%, slightly trailing its benchmark, the Morgan Stanley EAFE Index
(EAFE), which fell 23.84%, and its peer group, the Lipper International Fund Index, which lost 22.21%. Yet, as we review the period, we believe we have cause for optimism.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 6/30/01)

                       ARTISAN                          Lipper
                    INTERNATIONAL       EAFE         International
                        FUND           Index          Fund Index
                   --------------- ---------------  ---------------
12/95                  10,000          10,000           10,000
                       10,000          10,000           10,025
                       10,910          10,289           10,467
                       12,080          10,452           10,895
                       12,220          10,439           10,903
12/96                  13,437          10,605           11,472
                       14,154          10,439           11,756
                       14,607          11,793           13,072
                       14,840          11,710           13,322
12/97                  13,903          10,793           12,303
                       16,714          12,381           14,129
                       18,131          12,512           14,249
                       14,717          10,734           12,001
12/98                  18,376          12,952           13,861
                       20,439          13,132           14,039
                       21,283          13,465           14,818
                       22,343          14,056           15,318
12/99                  33,314          16,444           19,105
                       39,182          16,427           19,223
                       35,254          15,776           18,320
                       31,338          14,503           16,976
12/00                  29,787          14,114           16,293
                       25,965          12,176           14,168
6/01                   26,564          12,015           14,251


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/01)
-----------------------------------------------------------------
                                                         SINCE
 FUND / INDEX                        1-YEAR    5-YEAR  INCEPTION
 ----------------------------------------------------------------
 Artisan International Fund          -24.65%    17.07%    19.39%
 ----------------------------------------------------------------
 EAFE Index                          -23.84      2.83      3.39
 ----------------------------------------------------------------
 Lipper International Fund Index     -22.21      5.52      6.64
 ----------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

Artisan International Fund received a (5-star) Overall Morningstar Rating/TM and (5-star) for the 3-year and 5-year periods. Ratings are as of 7/31/01 among International Equity Funds (3 years - 1,319 funds and 5 years - 851 funds).(1)

(1)Morningstar proprietary ratings reflect historical risk-adjusted performance as of 7/31/01. The ratings are subject to change every month. The Overall Morningstar RatingTM is a weighted average of the fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year (if applicable) returns in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars.

                                       02
                                   ----------
                                      TWO

-----------------------------------------------------------------12 MONTH REVIEW

The fiscal year began with two disappointing quarters for non-U.S. equities and even a December rally could not remove the effects of international market volatility. Through December, international markets were unsettled in part by high energy prices, currency volatility, a Middle East political crisis and prolonged uncertainty over the outcome of the U.S. presidential election. Throughout the turmoil our financial holdings generally were some of our best performers while many of our telecommunications positions were pressured significantly.

In January we opened the second half of the 12-month period on a more positive note. Emerging markets in Asia and Latin American rebounded and generally our media, telecommunications and financial holdings edged into positive territory. But February and March saw many international markets falling, a number of them more than 10%. Weakness in the U.S. economy and its equity markets contributed to investor uncertainty overseas as did Japan's continuing economic woes and declining earnings in Europe.

The decline in international markets generally persisted through the final quarter of the fiscal year. Multiple interest rate cuts by the Federal Reserve were unable to turn the slowing U.S. economy around, affecting overseas economies and threatening the earnings of non-U.S. companies. Although Europe's economies continued to grow, their momentum slowed and investor confidence in the region fell. Japan returned to negative growth as domestic output fell and exports slowed. Overall, Asian economies experienced pressure mostly due to a weak U.S. economy and reduced demand for their exports.

Adding to the turmoil was the continued strength of the U.S. dollar against most foreign currencies, which eroded the scant overseas equity returns for a U.S. dollar-based investor. As has been our practice, we did not hedge currency positions during the year.

In light of the difficult environment in the fiscal year's final six months, we proceeded cautiously, selectively adjusting the portfolio. For example, we repositioned ourselves in what we view as a changing telecommunications landscape by focusing on smaller markets that we believe offer attractive growth but may not be subject to the competitive price pressures found in more developed markets. With this in mind, we sold Nokia, Nortel and China Mobile and purchased Portugal Telecom and Brazil's Telesp Celular Participacoes.


GOOD IDEAS THAT WORKED                                   %        GOOD IDEAS AT THE TIME                                   %
                                                      -------                                                           -------
Clearnet Communications.............................. 58.42%      NTL, Inc............................................ -71.71%
Bank of Ireland....................................... 54.07      UnitedGlobalCom, Inc................................. -62.86
Abbey National PLC.................................... 43.67      Carlton Communications PLC........................... -47.97
Fomento Economico Mexicano SA- ADR.................... 24.95      Nippon Telegraph & Telephone Corp.................... -44.46
Diageo PLC............................................ 21.95      Granada PLC.......................................... -37.02


For the year ended June 30, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Throughout the fiscal year, the portfolio benefited from several financials, such as Bank of Ireland and Abbey National PLC. However, some media positions, such as cable television holding UnitedGlobalCom and television broadcaster Carlton Communications, fell on reduced earnings visibility.

                                    (PHOTO)
                                 MARK L. YOCKEY
                               Portfolio Manager

"...we repositioned ourselves in what we view as a changing telecommunications landscape by focusing on smaller markets that we believe offer attractive growth but may not be subject to the competitive price pressures found in more developed markets."


                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       03
                                   ----------
                                     THREE

PORTFOLIO STRATEGIES------------------------------------------------------------

As we have noted before, we are "bottom up" investors. In other words, we are stock pickers and customarily make decisions to buy or sell on a company-by-company basis. Though we work within the framework of what we consider potentially positive themes, we do not establish specific sector allocations. While we follow macroeconomic trends and political events, they are not typically major determinants in our decisions. For this reason, we say that our sector weightings, as well as our country and regional allocations, are a residual, or by-product, of our theme and company decisions.

REGION ALLOCATION

                     AS OF 6/30/01 AS OF 12/31/00
                     ------------- --------------
North America             3.7%           5.8%
Europe                   70.4%          72.9%
Asia/Pacific             12.6%          14.9%
Latin America             8.3%           2.6%

Portfolio equities as a percentage of Fund total net assets.

We are carrying forward several themes we followed through most of the past fiscal year. One is financials, where we focused on asset gatherers such as banks and insurance companies. It's the sector in which we have our largest exposure, because we believe financials in Europe and other regions have the potential to benefit from the ongoing restructuring in the financial services landscape.

Mergers are one aspect of restructuring and we continue to experience what we consider significant merger announcements, most recently in Germany and France. We also believe potential bank restructuring in our two bank holdings in Singapore may benefit the portfolio.

Other elements of financial restructuring are the sweeping changes in the way individual savings and investments are managed. Privatization of pension accounts may provide opportunities for asset gatherers in Europe and other regions, as some countries move toward privatized retirement plans. For example, Germany passed a law establishing private defined contribution type pension plans and a similar, though less ambitious, plan passed in Japan.

In June we added shares of Deutsche Boerse, the newly listed German Stock Exchange, as another way to tap financial restructuring. We believe the restructuring and privatization may bring higher stock exchange turnover and consolidation among the various national exchanges. Even with market volatility, most asset gatherers continued to gain business and new accounts as demonstrated by UBS, one of the world's largest asset managers and a Top 10 Holding.

Media and advertising remains an important theme, despite the weakness in advertising spending brought on by the economic slowdown. For instance, we bought JC Decaux, the world's third largest outdoor advertising group, in the belief that media companies will eventually offer strong, sustained growth through deregulated competition.

Consumer staples also attracted our attention. Buys worth noting included Belgium brewer, Interbrew, and Dutch food products manufacturer Unilever. As a result of our ongoing selective repositioning, our holdings declined to 86 from 109 at June 30, 2000.

"...we believe financials in Europe and other regions have the potential to benefit from the ongoing restructuring in the financial services landscape."

Top 5 Country Allocations

United Kingdom.................... 14.8%

Italy............................. 11.5%

Germany........................... 10.1%

Netherlands........................ 9.1%

Japan.............................. 8.6%

As of 6/30/01.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 22.

                                       04
                                   ----------
                                      FOUR

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

TOP 10 HOLDINGS

COMPANY NAME                                      COUNTRY               %
--------------------------------------------------------------------------------
Lloyds TSB Group PLC                              United Kingdom       3.1%
--------------------------------------------------------------------------------
Assicurazioni Generali S.p.A.                     Italy                3.0
--------------------------------------------------------------------------------
Compass Group PLC                                 United Kingdom       2.9
--------------------------------------------------------------------------------
Fortis (NL) NV                                    Netherlands          2.9
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG     Germany              2.8
--------------------------------------------------------------------------------
UBS AG                                            Switzerland          2.8
--------------------------------------------------------------------------------
Wolters Kluwer NV                                 Netherlands          2.7
--------------------------------------------------------------------------------
Unilever NV                                       Netherlands          2.6
--------------------------------------------------------------------------------
Suez S.A.                                         France               2.5
--------------------------------------------------------------------------------
Novartis AG                                       Switzerland          2.4
--------------------------------------------------------------------------------
TOTAL                                                                 27.7%

As a percentage of total net assets as of June 30, 2001. Portfolio holdings are subject to change.

On June 30, 2001, total net assets in the Fund were $5.4 billion, of which $3.9 billion was in the Investor share class. (By comparison, on June 30, 2000, Fund total net assets stood at $4.9 billion.) The Fund held 86 stocks in 22 countries. The median market cap of our holdings was $7.6 billion, and our weighted average market cap was $22.4 billion. Based on 2001 estimates, our weighted average growth rate of 14.5% fell below our weighted average P/E of 18.0X, as tempered growth prospects were not reflected in lower valuations. Our Top 10 Holdings comprised about a quarter of the portfolio. Our exposure to Europe is down slightly from December 31, 2000, but up significantly from the allocation at the end of our last fiscal year. Meanwhile our Asia/Pacific exposure, somewhat down from the December 31, 2000, allocation, is considerably less than the allocation one year ago. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

We believe the portfolio is well positioned for both the current economic downturn and an eventual recovery. Europe remains our favored region. Despite its slump, Europe's economy is growing faster than our own. And its slowdown has not altered the trends that we believe are key to long-term growth. From corporate restructuring to industry consolidation and the creation of an equity culture, many changes continue to point to compelling long-term potential.

Conversely, we continue to be wary of significant exposure to Japan. Its economy appears to be slowing sharply and its structural problems remain. Japan must reduce its banks' bad debts, restructure its troubled industries and rein in the government's ballooning debt burden before it will be more attractive to us. The rest of Asia is affected by Japan and is struggling with weak exports to the West. Nonetheless, on a highly selective basis, we've managed to find investments that meet our criteria. In Latin America, we favor Mexico, which we believe has been tainted unfairly by problems in other emerging markets. We've found good companies there - well-managed and shareholder friendly.

As we look ahead, we'll continue doing what we do best: looking for well-managed, financially sound companies with above-average growth potential, selling at what we regard as attractive prices.

/s/Mark L Yockey

Top 5 Sectors
Financials........................ 37.4%

Consumer Discretionary............ 22.4%

Consumer Staples.................. 13.4%

Telecommunication Services......... 8.2%

Healthcare......................... 4.4%

As of 6/30/01.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 26.

Effective July 1, 1997, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       05
                                   ----------
                                      FIVE

ARTISAN
MID CAP FUND

INVESTMENT APPROACH-------------------------------------------------------------

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies - which the Fund broadly defines as market capitalizations between $600 million and $6 billion - that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.

PERFORMANCE---------------------------------------------------------------------

From a weakening economy and eroding earnings to interest rates that rose, then quickly declined, the past 12 months presented their share of challenges for Artisan Mid Cap Fund. For the fiscal year ended June 30, 2001, Artisan Mid Cap Fund declined 0.60%, trailing its benchmark, the Russell Midcap/R Index, and outperforming its peer group, the Lipper Mid-Cap Core Fund Index, which gained 0.96% and lost 4.29%, respectively, during the period.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 6/30/01)

                    ARTISAN        Russell        Lipper           S&P
                    MID CAP        Midcap/R    Mid-Cap Core      MidCap
                      FUND          Index       Fund Index      400 Index
                   ----------    ----------     ----------     ----------
6/97                 10,000        10,000         10,000          10,000
                     12,550        11,293         11,540          11,573
12/97                12,814        11,418         11,193          11,669
                     14,714        12,652         12,514          12,954
                     14,607        12,461         12,144          12,677
                     13,068        10,614         9,914           10,843
12/98                17,090        12,570         12,063          13,899
                     17,162        12,512         11,485          13,013
                     19,839        13,870         12,958          14,855
                     19,601        12,678         12,123          13,607
12/99                26,984        14,862         15,465          15,946
                     34,037        16,361         17,707          17,969
                     34,299        15,623         17,113          17,377
                     38,105        16,687         17,760          19,487
12/00                34,311        16,088         16,432          18,737
                     30,390        14,400         14,550          16,718
                     34,092        15,773         16,378          18,918



                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/01)
-------------------------------------------------------------------
                                                          SINCE
 FUND / INDEX                        1-YEAR    3-YEAR   INCEPTION
 -------------------------------------------------------------------
 Artisan Mid Cap Fund                 -0.60%    32.65%    35.74%
 -------------------------------------------------------------------
 Russell Midcap/R Index                0.96      8.17     12.02
 -------------------------------------------------------------------
 Lipper Mid-Cap Core Fund Index       -4.29     10.48     13.08
 -------------------------------------------------------------------
 S&P MidCap 400 Index                  8.87     14.28     17.22
 -------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. We are replacing the S&P MidCap 400 Index with the Russell Midcap/R Index, as we believe the Russell Midcap/R Index more accurately reflects the Fund's investment program. See page 58 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

Artisan Mid Cap Fund received a (5-star) Overall Morningstar Rating/TM for the 3-year period ended July 31, 2001, out of 4,540 domestic equity funds.1

(1)Morningstar proprietary ratings reflect historical risk-adjusted performance as of 7/31/01. The ratings are subject to change every month. The Overall Morningstar Rating/TM is a weighted average of the fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year (if applicable) returns in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars.

                                       06
                                   ----------
                                      SIX

-----------------------------------------------------------------12 MONTH REVIEW

--------------------------------------------------------------------------------
                  BARRON'S/VALUE LINE FUND SURVEY RECOGNITION

In July, the annual Barron's/Value Line Fund Survey ranked Andrew Stephens, Portfolio Manager of Artisan Mid Cap Fund, THE #1 FUND MANAGER OUT OF 252 MANAGERS IN THE GROWTH FUND CATEGORY, based on performance and volatility from the Fund's inception (6/27/97) through 6/30/2001. The Survey also ranked Andrew Stephens THE #3 FUND MANAGER OVERALL OUT OF 650 MANAGERS, based on performance and volatility during the fund manger's tenure (since 6/27/97) through 6/30/01.*
--------------------------------------------------------------------------------

In our semi-annual report, we observed that the equity markets had been driven more by emotion than logic. . .an emotional seesaw sparked by the Federal Reserve's attempt to head off inflation with higher interest rates. Since then, we believe emotion has continued to rule. In January, the Fed started aggressively lowering rates in response to a rapidly slowing economy. Exacerbating investor concerns were a pattern of deteriorating corporate earnings and worries over energy supplies. Consequently, throughout the 12-month period, the markets remained turbulent as, in our view, investors bounced between complacency and pessimism, euphoria and panic.

One example of investor overreaction was energy. In the fiscal year's first quarter, energy holdings such as Calpine, Dynegy, Keyspan and Kinder Morgan were among our best performers. Gratefully, we took some profits as these holdings surged, because falling oil and gas prices and California's energy crisis brought these supposedly defensive stocks back to earth.

Energy aside, during the period SunGard Data Systems continued to benefit from action in the financial services market and several technology securities, such as Top 10 Holding Intuit, although subject to volatility, added to the portfolio.


GOOD IDEAS THAT WORKED               %       GOOD IDEAS AT THE TIME               %
                                  -------                                      -------
QLogic Corporation................ 74.2%     Viasystems Group, Inc............ -64.1%
SunGard Data Systems, Inc.......... 36.8     Exodus Communications, Inc........ -53.6
Kinder Morgan, Inc................. 30.0     MIPS Technologies, Inc............ -52.8
Peregrine Systems, Inc............. 27.6     FreeMarkets, Inc.................. -50.8
Intuit, Inc........................ 10.7     McLeodUSA, Inc.................... -33.2


For the year ended June 30, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

June was an especially difficult month as the decelerating economic growth environment turned the usual end of the quarter trickle of earnings shortfall announcements into a flood. Several garden investments, each in a different sector, reported earnings disappointments for the quarter and some of our bigger holdings in associated industries were affected.

                                    (PHOTO)
                               ANDREW C. STEPHENS
                               Portfolio Manager

"While our tactics reflected the year's evolving conditions, we maintained our usual posture of what we think of as prudent aggressiveness."

*For more information on how the Barron's/Value Line Fund Survey rankings were determined, please refer to the footnote on the Table of Contents page inside the front cover.

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       07
                                   ----------
                                     SEVEN

PORTFOLIO STRATEGIES------------------------------------------------------------

Our goal is to participate in a market rise and protect our gains when the market falls. We pursue this goal through a combination of stock selection and capital allocation. Our strategy in the first half of 2001 illustrates how we may employ capital allocation to pursue long-term gains. Early in 2001, we decided to expand our "garden" to 50% from its usual 20% - 40%. In this part of our portfolio we hold stocks in which we believe a profit cycle is likely to emerge in the near future. We chiefly added companies in technology and economically sensitive areas, in anticipation of an eventual economic turnaround.

At the same time, we reduced our "crop" - those companies that are currently in the midst of a positive, accelerating profit cycle. With a growing number of companies entering what we consider negative profit cycles, it became much more difficult to create a meaningful crop. The remaining part, the "harvest," is typically 10%-30% of the portfolio and contains those holdings we are selling, either because they have, in our view, become too expensive or their profit cycles have begun to decelerate.

As prices fell during the first quarter of 2001, we increased the garden and added selectively to positions. In April, we began weeding some telecom-related holdings from the garden. Our research led us to conclude that the economy is unlikely to return to the robust level of spending on telecom capital equipment that we saw during the late '90s. Until we have more clarity on levels of supply and demand, it seemed wise to trim our most exposed positions. We were able to do so profitably after they had appreciated in April and May. We sold Powerwave Technologies, Vitesse Semiconductor, Power One Technology and Sanmina - all good franchises that are going through rough times.

While our tactics reflected the year's evolving conditions, we maintained our usual posture of what we view as prudent aggressiveness. In the first half, for example, we added some beaten down aggressive growth situations although we were aware these opportunities might not realize their potential immediately. These companies included McLeod Communications, Freemarkets, CNET and Exodus Communications. Also, we added a number of cyclicals, stocks that we believe may benefit from lower interest rates, depressed because of trends abroad and investors' preference for "new economy" stocks. We bought Gentex, Zale and Rohm & Haas, and added to long-term holdings like Lear, SPX and Stone Container. In retrospect, we believe our timing was good on the cyclical choices but as our "Good Ideas at the Time" table shows, we were early (at best) on others.

SECTOR DIVERSIFICATION



SECTOR             12/31/00 6/30/01 SECTOR                      12/31/00  6/30/01
---------------------------------------------------------------------------------
Auto & Transportation   2.1%  1.4%  Other                           2.8%     4.8%
--------------------------------------------------------------------------------
Consumer Discretionary  8.3   7.3   Other Energy                    7.0      5.7
---------------------------------------------------------------------------------
Consumer Staples        0.0   1.3   Producer Durables              10.5      9.5
---------------------------------------------------------------------------------
Financial Services     10.9  15.1   Technology                     19.6     22.5
---------------------------------------------------------------------------------
Healthcare             11.4  10.5   Utilities                      15.7      8.7
---------------------------------------------------------------------------------
Integrated Oils         0.0   0.0   Other assets less liabilities   6.3      5.4
---------------------------------------------------------------------------------
Materials & Processing  5.4   7.8   TOTAL                         100.0%   100.0%
---------------------------------------------------------------------------------



As a percentage of total net assets as of December 31, 2000 and June 30, 2001, respectively.

On June 30, 2001, the Fund remained broadly diversified by economic sector. We believe this approach helps to create opportunity while moderating risk. Technology remained our largest sector, while Financial Services, Materials & Processing and Consumer Staples assumed greater prominence.

"Early in 2001, we decided to expand our 'garden' to 50% from its usual 20% - 40%. In this part of our portfolio we hold stocks in which we believe a profit cycle is likely to emerge in the near future."

                                       08
                                   ----------
                                     EIGHT

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On June 30, 2001, the portfolio held 65 stocks, and our Top 10 Holdings represented 28.8% of net assets. Our median market cap was $4.3 billion. Based on our 2001 estimates, our stocks were selling at 24.7X weighted average P/E. Their weighted average earnings growth rate was 22.6%. By classic valuation standards, we believe this ratio is quite favorable, as is the portfolio's median price/intrinsic value of 68%. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

TOP 10 HOLDINGS

COMPANY NAME                              %
----------------------------------------------
Citizens Communications Company          4.4%
----------------------------------------------
Intuit, Inc.                             4.1
----------------------------------------------
ACE Limited                              3.1
----------------------------------------------
Cabletron Systems, Inc.                  3.0
----------------------------------------------
Thermo Electron Corporation              3.0
----------------------------------------------
UnumProvident Corporation                2.4
----------------------------------------------
Watson Pharmaceuticals, Inc.             2.3
----------------------------------------------
SCI Systems, Inc.                        2.2
----------------------------------------------
The St. Paul Companies, Inc.             2.2
----------------------------------------------
National Semiconductor Corporation       2.1
----------------------------------------------
TOTAL                                   28.8%

As a percentage of total net assets as of June 30, 2001. Portfolio holdings are subject to change.

Have we seen the bottom of this frustrating market? Are the Fed's early rate cuts about to produce some benefit, as many economists and business gurus predict? Or will the naysayers and pessimists - abundant these days - be proven correct in their view that conditions are surely bound to get worse?

We certainly don't lay claim to definitive answers. But in our opinion, things may not be all that bad. We believe the Fed's aggressive rate reductions, in concert with the recent tax program, are exactly the course that Washington should be taking and that these programs are setting the stage for better times. Granted, we believe a couple of other elements are necessary for a sustained upward movement in stocks, such as a normalization of capital spending and better earnings visibility. In our opinion, these improvements won't happen overnight; the business cycle doesn't work that way.

In the meantime, we believe mid-caps are currently very attractive on a risk-adjusted basis and we believe the portfolio is well-positioned for the times. We believe it is diversified appropriately and as profit cycles emerge within the economy, we have given ourselves the opportunity to move the best of our broadly based garden into the crop. Day-to-day, our team will continue doing what we do best, looking for companies with franchise characteristics and emerging or accelerating profit cycles, whose stocks are reasonably priced compared to our assessment of underlying business value. This strategy has served our investors well and, we believe, can continue to generate attractive long-term returns.

/s/Andrew C. Stephens

Effective July 1, 2000, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

"...we believe mid-caps are currently very attractive on a risk-adjusted basis and we believe the portfolio is well-positioned for the times...it is diversified appropriately and as profit cycles emerge within the economy, we have given ourselves the opportunity to move the best of our broadly based garden into the crop."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       09
                                   ----------
                                      NINE

ARTISAN
MID CAP VALUE
FUND

INVESTMENT APPROACH-------------------------------------------------------------

Artisan Mid Cap Value Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies that it believes are intrinsically undervalued and are improving or are likely to improve their return on invested capital (ROIC). Stocks selected are generally undervalued in relation to a conservative intrinsic value calculation, which represents the amount we think a strategic investor would pay to own the entire company. Focusing on ROIC identifies companies that are creating value and upgrading the quality of their businesses, leading to improving fundamentals.

PERFORMANCE---------------------------------------------------------------------

Artisan Mid Cap Value Fund ended its first full quarter of operation by outperforming its benchmark, the Russell Midcap/R Value Index, and its peer group, the Lipper Mid-Cap Value Fund Index. For the three-month period ended June 30, 2001, the Fund gained 11.02%, while its benchmark was up 7.05% and its peer group gained 10.43%. Since its inception on March 28, 2001, the Fund has returned 11.80%, while its benchmark and peer group gained 8.65% and 11.46%, respectively.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 6/30/01)

                 ARTISAN         Lipper          Russell       Russell
                 MID CAP      Mid-Cap Value  Midcap/R Value    MidCap
                   FUND        Fund Index      Fund Index      Index
                ----------    ----------     ----------     ----------

3/28/2001        10,000         10,000        10,000          10,000
3/01             10,070         10,093        10,150          10,098
4/01             10,700         10,756        10,708          10,961
5/01             11,260         11,055        11,012          11,166
6/01             11,180         11,146        10,865          11,061



                         TOTAL RETURNS (as of 6/30/01)
 ------------------------------------------------------------------------------
                                                                    SINCE
 FUND / INDEX                                1-YEAR    5-YEAR     INCEPTION
 ------------------------------------------------------------------------------
 Artisan Mid Cap Value Fund                     NA        NA        11.80%
 ------------------------------------------------------------------------------
 Lipper Mid-Cap Value Fund Index                NA        NA        11.46
 ------------------------------------------------------------------------------
 Russell Midcap/R Value Fund Index              NA        NA         8.65
 ------------------------------------------------------------------------------
 Russell Midcap/R Index                         NA        NA        10.61
 ------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL, IS NOT ANNUALIZED, AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND'S INVESTMENT IN A SINGLE IPO MADE A MATERIAL CONTRIBUTION TO PERFORMANCE. IPO INVESTMENTS ARE NOT AN INTEGRAL COMPONENT OF THE FUND'S INVESTMENT PROCESS AND MAY NOT BE AVAILABLE IN THE FUTURE. THE FUND'S PERFORMANCE REFLECTS THE ADVISER'S AGREEMENT TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF 2.00% OF AVERAGE NET ASSETS ANNUALLY. THAT AGREEMENT, WHICH MAY BE TERMINATED AT ANY TIME, HAS BEEN IN EFFECT SINCE THE FUND'S INCEPTION AND THOSE EXPENSE REIMBURSEMENTS HAVE HAD A MATERIAL IMPACT ON THE FUND'S TOTAL RETURN, WHICH WOULD BE LOWER IN THE ABSENCE OF THE AGREEMENT. THE FUND INVESTS IN VALUE STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

"During the quarter, the market appeared uncertain as it alternately was buoyed by investor optimism over unprecedented interest rate cuts by the Federal Reserve and disappointed by corporate earnings announcements."

                                       10
                                   ----------
                                      TEN

-------------------------------------------------------------FUND OPENING REVIEW

--------------------------------------------------------------------------------
                         DAILY SHARE PRICE AVAILABILITY

Although most newspaper mutual fund listings do not include new funds until they reach a certain asset level, Artisan Mid Cap Value Fund shareholders have easy access to the Fund's daily price from two sources. Shareholders can find the Fund's share price any time on the home page of our website, WWW.ARTISANFUNDS.COM. Also, the Fund's daily share price is available 24 hours a day, 7 days a week by calling 800.344.1770 and pressing the number 1.
--------------------------------------------------------------------------------

The second quarter of 2001 was an interesting time to launch a fund. The quarter included a volatile market, a badly slowing U.S. economy and a flood of earnings disappointments as well as increased tension in the Middle East. During the quarter, the market appeared uncertain as it alternately was buoyed by investor optimism over unprecedented interest rate cuts by the Federal Reserve and disappointed by corporate earnings announcements. Also, it appears resignation took hold of an increasing number of investors as hope for a recovery in earnings before 2002 diminished.

Despite the challenges that greeted us as we opened Artisan Mid Cap Value Fund, we believe we were able to assemble a portfolio with attractive potential. Because we have only a little more than one quarter of activity on the books, in this report we'll focus on describing our investment approach and then comment on several of our Top 10 Holdings and our reasons for adding them to the Fund's portfolio.

The Fund pursues long-term capital growth by investing in stocks of medium-size companies that we believe are intrinsically undervalued and are improving or likely to improve their return on invested capital (ROIC). We believe that the key to investing in value stocks is identifying companies that are creating value and upgrading the quality of their businesses, leading to improving fundamentals.

In evaluating the ROIC of companies, we strive to identify companies that are:

  -  Creating economic value through appropriate capital allocation decisions

  - Increasing the productivity of working capital through the elimination of underperforming assets or business lines or focusing on the distribution of high-margin products

  -  Capitalizing on competitive advantages in their marketplaces

We believe that companies with improving ROIC and attractive valuation can provide the potential for positive long-term returns.

On the valuation side, we use multiple economic cash flow and asset valuation methodologies to determine an intrinsic value for each potential investment - intrinsic value represents the amount we think a strategic investor would pay to own the entire company. Firms that demonstrate improving ROIC and that are selling at a substantial discount to their intrinsic value are considered for the portfolio.

                                    (PHOTO)
                               MARINA T. CARLSON
                             Lead Portfolio Manager

                                    (PHOTO)
                               DEAN G. DUMONTHIER
                          Associate Portfolio Manager

"By purchasing stock for substantially less than its intrinsic value, we believe we can better manage downside risk. Additionally, we seek to moderate risk through diversification by industry and sector..."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM


                                       11
                                   ----------
                                     ELEVEN

PORTFOLIO STRATEGIES------------------------------------------------------------

By purchasing stock for substantially less than its intrinsic value, we believe we can better manage downside risk. Additionally, we seek to moderate risk through diversification by industry and sector, and by limiting each holding's weighting to a fairly small percentage of net assets. We expect the portfolio will typically invest in 40-60 stocks of approximately equally weighted positions.

As we took our first steps, it was our belief that the economy would continue to weaken and that earnings reports would continue to disappoint. Therefore, we focused on companies that we believed we would feel comfortable owning for the next 12-18 months. Our resulting portfolio includes a handful each of turnarounds, cyclicals, what we view as cheap technology stocks and what we consider stable, defensive plays. We believe these holdings are appropriate for the current, uncertain environment, and well positioned for an eventual economic recovery.

TOP 10 HOLDINGS

COMPANY NAME                            %
-------------------------------------------
Triad Hospitals, Inc.                  2.3%
-------------------------------------------
Royal Caribbean Cruises Ltd.           2.1
-------------------------------------------
National Semiconductor Corporation     2.1
-------------------------------------------
HEALTHSOUTH Corporation                2.1
-------------------------------------------
Dollar General Corporation             2.1
-------------------------------------------
CenturyTel, Inc.                       2.1
-------------------------------------------
Tommy Hilfiger Corporation             2.1
-------------------------------------------
Compass Bancshares, Inc.               2.0
-------------------------------------------
Wisconsin Energy Corporation           2.0
-------------------------------------------
Millipore Corporation                  2.0
-------------------------------------------
TOTAL                                 20.9%

As a percentage of total net assets as of June 30, 2001. Portfolio holdings are subject to change.

Among our Top 10 Holdings, we view Triad Hospitals and HEALTHSOUTH, two healthcare facilities providers, as turnaround positions. Triad merged with Quorum Health Care Group in April to become the third-largest hospital management company in the U.S. We believe Triad is improving its ROIC by among other actions, divesting some hospital facilities. HEALTHSOUTH, an outpatient surgery and rehabilitation services provider, is enhancing its ROIC by paying down debt and slowing the pace of acquisitions. We think CenturyTel, a local exchange and wireless services provider, is another turnaround that is creating value from increased broadband demand from its primarily rural clientele and encountering little, if any, competition.


GOOD IDEAS THAT WORKED                 %              GOOD IDEAS AT THE TIME                  %
                                    --------                                              --------
Global Power Equipment Group, Inc.... 51.4%           Tellabs, Inc........................ -47.4%
HEALTHSOUTH Corporation.............. 24.1            Pride International, Inc............ -24.1
Millipore Corporation................ 22.9            El Paso Corporation................. -16.8
Dollar General Corporation........... 21.7            Acxiom Corporation.................. -15.1
Tommy Hilfiger Corporation........... 18.1            Delta and Pine Land Company......... -11.5


For the period from March 28, 2001 (Fund inception) to June 30, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

"Our resulting portfolio includes a handful each of turnarounds, cyclicals, what we view as cheap technology stocks and what we consider stable, defensive plays. We believe these holdings are appropriate for the current, uncertain environment, and well positioned for an eventual economic recovery."

                                       12
                                   ----------
                                     TWELVE

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

We find Compass Bancshares, a multi-bank holding company, attractive because we believe it has a solid franchise in good markets and is implementing what we consider beneficial cost-cutting initiatives. We consider Millipore, a high technology bioscience company providing filters and membranes, another turnaround as it spins off an electronics business with disappointing performance to focus on its remaining life sciences business.

During the period, our winners outnumbered our disappointments, with the best performing positions found among our technology, healthcare, financials and media holdings. One of our strongest contributors deserves special mention. Global Power was added to the portfolio at a very attractive price through its initial public offering (IPO). It is a leading supplier of components for electricity-generating plants and given the concerns about power shortages in many areas of the country, its products are currently in demand. IPOs are not integral to our investment process and may not be available in the future.

On June 30, 2001, the Fund held 55 stocks, with a weighted average market cap of $4.4 billion. Based on our estimates for 2001, the portfolio's weighted average P/E is 17.6X, while its weighted average growth rate is 16.6%; we believe this relationship represents good value. We also believe that the median price/intrinsic value of 73% falls within our value parameters. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

SECTOR DIVERSIFICATION

SECTOR                      6/30/01     SECTOR                      6/30/01
---------------------------------------------------------------------------
Auto & Transportation          1.9%     Other Energy                   4.9%
---------------------------------------------------------------------------
Consumer Discretionary         21.6     Producer Durables               4.5
---------------------------------------------------------------------------
Consumer Staples                1.9     Technology                     12.7
---------------------------------------------------------------------------
Financial Services             12.9     Utilities                       8.7
---------------------------------------------------------------------------
Healthcare                      8.9     Other                           2.9
---------------------------------------------------------------------------
Integrated Oils                 0.0     Other assets less liabilities  10.1
---------------------------------------------------------------------------
Materials & Processing          9.0     TOTAL                        100.0%
---------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2001.

Given the continuing decline in capital investment across the economy, we foresee ongoing difficulties for the market in the near-term. One reason is that we subscribe to the theory that Federal Reserve rate cuts typically take from six to nine months to have a meaningful impact. This is why, in the coming quarter, we expect to see more earnings shortfalls and continued economic weakness.

As value investors, such an environment may present us with opportunities to uncover good long-term investments. Our challenge will be to find "diamonds in the rough," because we believe many stocks are valued as if recovery were already here. Regardless, we'll examine the most attractive within the context of our strategy, and add only those that complement our current portfolio holdings.

/s/Marina T. Carlson     /s/Dean G. DuMontheir

"As value investors, such an environment may present us with opportunities to uncover good long-term investments. Our challenge will be to find 'diamonds in the rough,' because we believe many stocks are valued as if recovery were already here."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       13
                                   ----------
                                    THIRTEEN

ARTISAN
SMALL CAP FUND

INVESTMENT APPROACH-------------------------------------------------------------

Artisan Small Cap Fund pursues long-term capital growth through a diversified portfolio of underfollowed, small growth companies. The Fund strives to identify those companies between $200 million and $1.5 billion in market capitalization with the greatest prospects for growth. Through intensive research on each potential investment, the Fund determines a company's "intrinsic value" - the price a strategic buyer would pay to own the entire company. In general, the Fund purchases stocks of those growth companies that are currently at a substantial discount to this intrinsic value. Due to the Fund's attention to stock valuations, this strategy is often characterized as "growth-at-a-reasonable-price."

PERFORMANCE---------------------------------------------------------------------

As we discuss later in this report, our fiscal year was unusually challenging, characterized by the one-two punch of economic uncertainty and market volatility. For the twelve months ended June 30, 2001, Artisan Small Cap Fund gained 0.07%. This compares to respective gains of 0.57% and 5.00% by its performance benchmark, the Russell 2000/R Index and its peer group, the Lipper Small- Cap Core Fund Index.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 6/30/01)

                    ARTISAN        Russell        Lipper
                    SMALL CAP      2000/R     Small-Cap Core
                      FUND         Index        Fund Index
                   -----------   -----------   -----------
3/95                 10,050        10,000         10,005
                     11,520        10,962         10,706
                     12,650        12,044         11,874
12/95                13,283        12,305         12,193
                     14,059        12,933         13,036
                     14,785        13,580         13,903
                     14,160        13,626         13,989
12/96                14,858        14,335         14,474
                     14,150        13,594         13,683
                     16,459        15,798         16,003
                     18,627        18,149         18,685
12/97                18,226        17,541         17,692
                     19,566        19,305         19,618
                     18,883        18,405         18,711
                     13,976        14,697         14,595
12/98                15,771        17,094         17,049
                     13,891        16,167         15,609
                     15,672        18,681         17,991
                     15,531        17,500         17,223
12/99                18,795        20,728         20,488
                     21,211        22,197         22,602
                     20,759        21,357         22,240
                     19,685        21,594         22,866
12/00                18,531        20,102         21,909
                     17,744        18,794         20,244
6/01                 20,774        21,479         23,353



                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/01)
-----------------------------------------------------------------
                                                         SINCE
 FUND / INDEX                        1-YEAR    5-YEAR  INCEPTION
 -----------------------------------------------------------------
 Artisan Small Cap Fund                0.07%     7.04%    12.38%
 -----------------------------------------------------------------
 Russell 2000/R Index                  0.57      9.60     12.98
 -----------------------------------------------------------------
 Lipper Small-Cap Core Fund Index      5.00     10.93     14.50
 -----------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index.All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

"...Artisan Small Cap Fund has beaten its benchmark in seven of the nine quarters since Marina Carlson has been co-managing the portfolio with Carlene Ziegler."

                                       14
                                   ----------
                                    FOURTEEN

-----------------------------------------------------------------12 MONTH REVIEW

During the fiscal year, we negotiated some difficult terrain. In the year's first half, rising energy prices and some high-profile earnings disappointments caused markets to be volatile. In January, with the first rate cut by the Fed, a new investment background emerged: a tug-of-war between optimism over lower interest rates and pessimism over rapidly declining economic growth. Through most of the last six months of this fiscal year, we assumed a generally defensive posture. . .cutting back on technology as it started to weaken, adding selectively to beaten down holdings and focusing on finding companies that appeared able to generate attractive earnings growth even in an economic downturn.

This strategy, as well as our commitment to diversification, served us well. Early in the six-month period, a number of our consumer stocks showed solid gains, but holdings more tied to business spending were generally disappointments. Overall, during the period we enjoyed success in several sectors. In healthcare, Caremark Rx, a provider of pharmacy benefit services, reached our price objective. In technology, Avocent and Alliant Techsystems, another holding that moved to our target price, were top performers. StanCorp Financial Group, a group disability and life insurance writer, was a financial that contributed to Fund performance.

Also beginning in January, takeover activity picked up again. One of our longer-term holdings, Morrison Management, accepted a takeover bid by the U.K.' s Compass PLC. In addition, both InterTAN and Chieftain announced that they had hired bankers to explore strategic options. All three stocks rose nicely with this news.

GOOD IDEAS THAT WORKED                 %
                                    --------
Caremark Rx, Inc..................... 69.01%
Avocent Corporation.................. 63.81
Alliant Techsystems, Inc............. 63.37
Waste Connections, Inc............... 34.55
StanCorp Financial Group, Inc........ 31.90

GOOD IDEAS AT THE TIME                 %
                                    --------
Motient Corporation................. -87.90%
Globix Corporation.................. -63.85
Paradyne Networks, Inc. ............ -63.31
PC-Tel, Inc......................... -62.14
iGate Capital Corporation........... -55.92

For the year ended June 30, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

The market rallied in the second quarter of 2001, as investors, spurred by more interest rate cuts, appeared to look past the current slowdown to renewed growth later this year and into 2002. Confidence waned, however, as the quarter wore on and disappointing earnings pre-announcements started making their presence felt. Regardless, it proved an excellent quarter for us.

During this period, we benefited from SBA Communications, a leader in the broadcast tower industry. We believe that SBA was a victim of inflated expectations that fell into small-cap territory briefly before its share price began to move upward. Also, Daisytek provided a boost to the portfolio as we believe it is finally gaining recognition for improving fundamentals in the office supply distribution business.

                                    (PHOTO)
                               CARLENE M. ZIEGLER
                              Portfolio Co-Manager

                                    (PHOTO)
                               MARINA T. CARLSON
                              Portfolio Co-Manager

"Through most of this six-month period, we assumed a generally defensive posture. . .cutting back on technology as it started to weaken, adding selectively to beaten down holdings and focusing on finding companies that appeared able to generate attractive earnings growth even in an economic downturn."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM


                                       15
                                   ----------
                                    FIFTEEN

PORTFOLIO STRATEGIES------------------------------------------------------------

The most recent two quarters presented opportunities to sell a number of holdings that reached our price objectives. Among them were American Financial Group, Caremark Rx, Cost Plus and Alliant Techsystems. We also sold quite a few holdings because of concern about the visibility of earnings in a slowing economy, including Forward Air, Playtex, SonicWall, Littelfuse and ZOLL Medical.

We were active buyers in these quarters, pursuing opportunity broadly across the economy in healthcare, industrials, diverse consumer companies, several financials and beaten down technology stocks. Examples include: Province HealthCare (owner and operator of rural acute care hospitals), C&D Technologies (a maker of electrical power products), On Assignment (a temporary help service), Chateau Communities (a REIT that owns manufactured home sites), Greater Bay Bancorp (a bank serving the San Francisco area) and Keane, Inc. (a software designer and developer).

As diverse as these holdings are, there is a unifying theme among them. Each provides a meaningful service, each appears able to produce attractive earnings growth, and each, we believe, is run by high quality management that's committed to improving earnings and shareholder value. Even among those companies that are somewhat cyclical, we believe that the actions management is taking today will position them for an eventual economic recovery.

At the end of the fiscal year, the Fund's holdings remain broadly diversified by economic sector. During the six months since the semi-annual report, we increased our positions noticeably in Consumer Discretionary, now our largest sector, Financial Services and Healthcare. Technology, our second largest sector commitment, edged upward slightly as did Producer Durables and Materials & Processing.

SECTOR DIVERSIFICATION


SECTOR               12/31/00  6/30/01 SECTOR                     12/31/00  6/30/01
----------------------------------------------------------------------------------
Auto & Transportation    3.9%   2.9%   Other Energy                    6.4%    4.1%
----------------------------------------------------------------------------------
Consumer Discretionary  16.9   18.1    Producer Durables               8.0     8.5
----------------------------------------------------------------------------------
Consumer Staples         3.9    1.6    Technology                     17.3    17.8
----------------------------------------------------------------------------------
Financial Services      13.2   16.6    Utilities                       8.2     6.3
----------------------------------------------------------------------------------
Healthcare              11.9   13.3    Other assets less liabilities   4.3     4.3
----------------------------------------------------------------------------------
Materials & Processing   6.0    6.5    TOTAL                         100.0%  100.0%
----------------------------------------------------------------------------------


As a percentage of total net assets as of December 31, 2000 and June 30, 2001, respectively.

As we've said before, we're stock pickers. Our sector exposure is the result of picking stocks on a company-by-company basis. While we may follow certain themes, we generally do not base our buy or sell decisions on macroeconomic analysis. Picking stocks, we believe, is what we do best and where we add value for our investors. Our process includes a commitment to broad diversification. We believe that exposure to most market segments enhances investment opportunity while moderating risk. We also attempt to reduce portfolio volatility by holding relatively small individual positions. Even among our Top 10 Holdings - stocks in which we have high conviction - no single position represents more than 2.6% of net assets.

"We were active buyers in these quarters, pursuing opportunity broadly across the economy in healthcare, industrials, diverse consumer companies, several financials and beaten down technology stocks."

                                       16
                                   ----------
                                    SIXTEEN

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

At year-end, the Fund held 70 stocks. Our Top 10 Holdings comprised 19.9% of net assets, and only four of these positions represented 2% or more of assets. Our median market capitalization was $846 million. Based on 2001 estimates, our portfolio's weighted average P/E was 20.3X, and its weighted average growth rate was 22.6%. In other words, we owned these stocks at what we consider a meaningful discount to the companies' underlying growth rates. In addition, the median price of our stocks was 77% of our estimate of their 2001 intrinsic value
- a ratio that, we believe, reflects our valuation discipline. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

TOP 10 HOLDINGS

COMPANY NAME                                                  %
------------------------------------------------------------------
DMC Stratex Networks, Inc.                                   2.6%
------------------------------------------------------------------
Community First Bankshares, Inc.                             2.1
------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc.                     2.1
------------------------------------------------------------------
DSP Group, Inc.                                              2.0
------------------------------------------------------------------
HealthCare Financial Partners REIT, Inc. (144A Security)     1.9
------------------------------------------------------------------
SBA Communications Corporation                               1.9
------------------------------------------------------------------
Rayovac Corporation                                          1.9
------------------------------------------------------------------
Delta and Pine Land Company                                  1.8
------------------------------------------------------------------
Presidential Life Corporation                                1.8
------------------------------------------------------------------
USFreightways Corporation                                    1.8
------------------------------------------------------------------
TOTAL                                                       19.9%

As a percentage of total net assets as of June 30, 2001. Portfolio holdings are subject to change.

It's our belief that market conditions aren't likely to change significantly before we enter 2002. In other words, it appears we'll see a continuation of the six-month tug-of-war between a positive interest-rate trend and disappointing earnings. . .euphoric rallies followed by harsh reality-checks.

As we've mentioned before, we often do our best work in this type of "directionless" market, where stock selection pays off more than sector momentum. And we currently believe that small-cap stocks are generally more attractively valued than their larger brethren.

On a highly selective basis, we intend to keep looking for companies we see as well-managed, suited for this difficult environment and positioned for growth when the economy eventually revives. Our valuation discipline is likely to continue to keep us away from some sectors with aggressive growth potential, such as most pure-play biotech stocks. Despite the corrections in technology and telecommunications, many of these stocks remain, in our opinion, highly valued. Yet, we'll continue to look for gems among the rubble. We'll also look to continue our recent, opportunistic strategy of taking profits after flights of euphoria have driven prices to levels we consider near the top and buying what we believe are bargains after investors have pummeled stocks into submission.

/s/Carlene M. Ziegler    /s/Marina T. Carlson

"On a highly selective basis, we intend to keep looking for companies we see as well-managed, suited for this difficult environment and positioned for growth when the economy eventually revives."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       17
                                   ----------
                                   SEVENTEEN

ARTISAN
SMALL CAP VALUE
FUND

INVESTMENT APPROACH-------------------------------------------------------------

Artisan Small Cap Value Fund pursues long-term capital growth through a diversified portfolio of small company stocks that it believes are undervalued and offer a controlled level of risk. The Fund invests chiefly in companies with a market capitalization of less than $1.5 billion. The management team looks for stocks that are significantly underpriced in the marketplace. From among these undervalued companies the management team tries to identify through in-depth analysis those firms that provide a controlled level of risk through financial strength and favorable economics.

PERFORMANCE---------------------------------------------------------------------

Against a backdrop of uncertain, volatile equity markets, Artisan Small Cap Value Fund gained 28.81% for the fiscal year ended June 30, 2001. Although the Fund slightly trailed its benchmark, the Russell 2000 Value/R Index, which rose 30.80% during the same period, it outperformed its peer group, the Lipper Small-Cap Value Fund Index, which was up 27.77%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 6/30/01)

                      ARTISAN       Russell       Lipper       Russell 2000
                     SMALL CAP      2000/R    Small-Cap Value    Value/R
                     VALUE FUND      Index      Fund Index        Index
                     ----------    ----------    ----------    ----------
9/97                    9,990        10,059        10,000         10,051
12/97                  10,310         9,722         9,841         10,220
                       11,220        10,700        10,725         11,073
6/98                   11,370        10,201        10,253         10,673
                        9,079         8,146         8,243          8,765
12/98                   9,717         9,474         9,180          9,560
                        9,270         8,960         8,213          8,634
6/99                   11,258        10,354         9,715         10,063
                       10,790         9,699         8,978          9,276
12/99                  11,215        11,488         9,301          9,418
                       11,391        12,302         9,691          9,778
6/00                   11,733        11,837         9,818          9,969
                       12,517        11,968        10,492         10,701
12/00                  13,550        11,141        10,860         11,568
                       13,794        10,416        11,175         11,680
6/01                   15,114        11,904        12,595         13,040


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/01)
 -----------------------------------------------------------------
                                                         SINCE
 FUND / INDEX                        1-YEAR    3-YEAR  INCEPTION
 -----------------------------------------------------------------
 Artisan Small Cap Value Fund         28.81%     9.95%    11.62%
 -----------------------------------------------------------------
 Russell 2000/R Index                  0.57      5.28      4.75
 -----------------------------------------------------------------
 Lipper Small-Cap Value Fund Index    27.77      6.95      6.34
 -----------------------------------------------------------------
 Russell 2000 Value/R Index           30.80      6.90      7.32
 -----------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 58 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

Artisan Small Cap Value Fund received a (5-star) Overall Morningstar Rating/TM for the 3-year period ended July 31, 2001, out of 4,540 domestic equity funds.(1)

(1)Morningstar proprietary ratings reflect historical risk-adjusted performance as of 7/31/01. The ratings are subject to change every month. The Overall Morningstar RatingTM is a weighted average of the fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year (if applicable) returns in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars.

                                       18
                                   ----------
                                    EIGHTEEN

-----------------------------------------------------------------12 MONTH REVIEW

During the past fiscal year, the markets contended with a progressively weakening economy, volatility in technology stocks, deteriorating earnings in many sectors and a frustrating six-month wait for the Federal Reserve to start lowering interest rates. That action, beginning in January, precipitated a market that swung between optimism over lower rates and pessimism over the ever-weakening economy. Despite the market volatility, the small-cap value style of investing performed strongly when compared to other styles.

Throughout the fiscal year, we placed emphasis in economically sensitive areas such as energy, basic industries, cyclicals and financials, chiefly insurance. These holdings, such as Top 10 Holding White Mountains Insurance Group, generally did well for us. Jacobs Engineering, an engineering and construction firm, was driven up both by good earnings and momentum players who were attracted to its energy exposure. EMCOR, a mechanical/electrical contractor, reported better than expected earnings as well as positive guidance for the quarters ahead. Though it struggled for earnings, Lincoln Electric was a positive influence in the portfolio. And Genlyte, a lighting manufacturer, reported good earnings in a tough environment. Additionally, Manor Care was a large and quick success for us. We bought this operator of nursing homes in May 2000 and then sold it in September after it reached our price objective. Its move was sparked by proposals from Washington to offer relief to this beleaguered industry.

Energy might be viewed as an exception to others in the group because of the extremes it displayed. Our energy holdings consist mainly of natural gas exploration and production companies. During the year, this industry had its ups and downs, literally. In the fourth quarter of 2000, they were our best performers, as the industry soared on surging gas prices. Then it seemed like it was all downhill. In the first half of 2001, energy was our worst-performing sector, as gas prices collapsed because of rapidly building storage levels and falling demand related to weather, the industrial slowdown and fuel switching. But we stuck to our guns, because, as always, we take a long-term view. Our thesis is based on the assumption that underlying demand, though subject to weather-related volatility, is intact, and growing somewhat faster than the economy. Our research indicates that gas supplies are not increasing fast enough to meet this growth in demand, despite a record number of rigs in the field. Based on this favorable supply/demand situation, it's our belief that companies that own and produce reserves are likely to do quite well over time and that strong demand will eventually return and with it, higher prices for the industry's stocks.

GOOD IDEAS THAT WORKED                    %
                                      --------
White Mountains Insurance Group, Ltd... 94.16%
Jacobs Engineering Group, Inc. ........ 73.53
EMCOR Group, Inc. ..................... 58.02
Lincoln Electric Holdings, Inc......... 54.05
Genlyte Group, Inc. ................... 42.97

GOOD IDEAS AT THE TIME                    %
                                      --------
Intermet Corp......................... -51.07%
Cleveland-Cliffs, Inc. ............... -23.82
Carlisle Companies, Inc............... -16.65
Forest Oil Corporation................ -12.01
ADVO, Inc.............................. -9.33

For the year ended June 30, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

On the downside, Intermet, which makes castings for the auto industry, suffered from both production problems and a weakening auto market. Carlisle Companies experienced poor earnings and operating weaknesses, notably in our opinion, questionable management changes and concerns about the ability

                                    (PHOTO)
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                                    (PHOTO)
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

". . .we had to work unusually hard to find investing ideas. In most cases the risk/reward characteristics were simply unattractive to us. "

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       19
                                   ----------
                                    NINETEEN

PORTFOLIO STRATEGIES------------------------------------------------------------

of its decentralized business model to manage acquisitions. Forest Oil fell victim to weakening natural gas prices in '01. ADVO, a direct mail specialist, failed to recover after reporting weak earnings in April. Because we find the company's business attractive despite its current troubles, we added to our position.

We had a few buyouts during the year, but merger and acquisition activity declined from the previous year; Barnett, SantaFe Snyder and Primex Technologies were acquired. We sold a number of holdings that reached our price objectives, including Manor Care, Prima Energy, Electroglas, Jacobs Engineering, Grey Advertising and Polo Ralph Lauren. And, we sold some positions that, for various reasons disappointed us, among them were Midas, M&F Worldwide, Astro-Med, L.B. Foster and Intermet.

Because of our conservative posture, we had to work unusually hard to find investing ideas. We would have liked, for example, more participation in healthcare, REITS, utilities and industries playing the interest-rate cycle, such as banks, thrifts and specialty finance. But in most cases the risk/reward characteristics were simply unattractive. Some stocks, otherwise attractive, were just not cheap enough. Others were statistically cheap, but we thought they carried too much debt, offered little or no competitive advantage, or were otherwise lower quality entities. After strong market downdrafts, however, we believe we were able to find profitable, well-financed industry leaders either tarnished by disappointing earnings or "guilty by association" with those that were.

As is typical of us because of our valuation process, we did not emphasize healthcare, which sustained strong performance, and technology, which enjoyed surges of strength. This sector emphasis resulted not from any "top down" economic analysis or sector "plays," but from the day-to-day search for good, long-term opportunities as defined by our process. We try to position the portfolio to earn satisfying returns over time by focusing on companies that exhibit potential for long-term investment success - profitable companies, in sound financial condition, selling at what we regard as undemanding valuations. Given these criteria, we were not overly worried about earnings shortfalls attributable to the difficult investing environment. Nor did we limit ourselves to companies that we felt could navigate the present period unscathed. Our focus has always been long-term and our discipline accommodates imperfection.

During the past six months, our activity resulted in changes to sector weightings. Most notably we boosted our exposure to Other Energy and Consumer Discretionary with slight increases in Consumer Staples, Technology and Utilities. Although by June 30, 2001, we reduced our exposure to Materials & Processing and Financial Services, they remained our two largest sectors.

SECTOR DIVERSIFICATION



SECTOR               12/31/00  6/30/01 SECTOR                     12/31/00  6/30/01
------------------------------------------------------------------------------------
Auto & Transportation   11.7%  11.7%   Other                           2.2%    2.0%
------------------------------------------------------------------------------------
Consumer Discretionary  10.5   13.2    Other Energy                    7.0     9.7
------------------------------------------------------------------------------------
Consumer Staples         1.1    1.8    Producer Durables              16.5    13.4
------------------------------------------------------------------------------------
Financial Services      17.1   14.7    Technology                      0.2     0.7
------------------------------------------------------------------------------------
Healthcare               1.3    1.1    Utilities                       1.2     1.5
------------------------------------------------------------------------------------
Materials & Processing  22.7   18.8    Other assets less liabilities   8.5    11.4
------------------------------------------------------------------------------------
                                       TOTAL                         100.0%  100.0%
------------------------------------------------------------------------------------


As a percentage of total net assets as of December 31, 2000 and June 30, 2001, respectively.

"During the past six months, our activity resulted in changes to sector weightings. Most notably we boosted our exposure to Other Energy and Consumer Discretionary with slight increases in Consumer Staples, Technology and Utilities."

                                       20
                                   ----------
                                     TWENTY

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On June 30, 2001, the Fund held 82 stocks with a weighted average market cap of $747 million - up considerably from the $595 million of a year ago. Our Top 10 Holdings comprised 23% of net assets. Based on our 2001 estimates, our stocks are selling at a weighted average P/E ratio of 12.9X and have a median P/B ratio of 1.6X. We believe these statistics compare favorably both to our benchmark indices and historic valuation levels. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 58.

TOP 10 HOLDINGS

COMPANY NAME                              %
----------------------------------------------
BorgWarner, Inc.                         2.6%
----------------------------------------------
Genlyte Group, Inc.                      2.5
----------------------------------------------
Zale Corporation                         2.4
----------------------------------------------
Kellwood Company                         2.4
----------------------------------------------
CLARCOR, Inc.                            2.4
----------------------------------------------
Mueller Industries, Inc.                 2.3
----------------------------------------------
Briggs & Stratton Corporation            2.2
----------------------------------------------
Centex Construction Products, Inc.       2.2
----------------------------------------------
Lincoln Electric Holdings, Inc.          2.0
----------------------------------------------
White Mountains Insurance Group, Ltd.    2.0
----------------------------------------------
TOTAL                                   23.0%

As a percentage of total net assets as of June 30, 2001. Portfolio holdings are subject to change.

Looking toward the months ahead, we see an investing environment that seems to warrant continued caution. The economy continues to weaken and earnings expectations are still falling in most industries. In addition, unemployment is rising and companies are still cutting back on capital spending. On the flip side, the Fed has aggressively lowered rates, and the early effects of this action could be felt fairly soon. Consumer confidence remains strong, and investors appear to have tempered assumptions about a rebound in profits before year-end.

In our view, it's a mixed picture at best. Perhaps, through the last quarter's rally, the market is trying to "tell us something." Then again, maybe it's not. Gratefully, we don't rely on tea leaves or crystal balls. We're stock pickers. We do original research. We question every assumption. Our divining rod consists of long-term investment fundamentals such as financial strength, economic attractiveness and business values. Using these criteria to view the array of current opportunities, we conclude that the average stock now offers more risk than potential return. And we like to moderate risk - both general equity risk and the risk inherent in small-caps. That's why, in an environment like this, a conservative process like ours may tend to trail a more aggressive approach. Our discipline has served investors well over an investment cycle, and, we believe, it has the strength to continue to reward those with a long-term commitment.

/s/Scott C. Satterwhite                 /s/James C. Kieffer

"We're stock pickers. We do original research. We question every assumption. Our divining rod consists of long-term investment fundamentals such as financial strength, economic attractiveness and business values."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       21
                                   ----------
                                   TWENTY-ONE

                                     ------
                                     ARTIX
                                     ------


ARTISAN
INTERNATIONAL FUND
(ARTIX)

Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON AND PREFERRED STOCKS - 94.9%

AUSTRALIA - 2.0%
 Commonwealth Bank of Australia - diversified
  financial services                                    4,022,600    $68,609,759
 National Australia Bank Ltd. - diversified
  financial services                                    2,293,363     40,332,285
                                                                    ------------
                                                                     108,942,044
BELGIUM - 3.2%
 Delhaize Le Lion S.A. - retail supermarkets
  and drugstores                                          152,346      9,018,024
 Dexia - municipal lending services                       691,120     10,975,820
 Groupe Bruxelles Lambert S.A. - media and
  utility companies                                       698,722     39,199,123
 (1)Interbrew - brewery                                 4,202,313    112,535,469
                                                                    ------------
                                                                     171,728,436
BRAZIL - 2.3%
 Petroleo Brasileiro S.A. (ADR) - oil, gas and
  petrochemical producer                                3,355,500     87,243,000
 Tele Norte Leste Participacoes S.A. -
  Preferred - (ADR) - telecommunication services        1,529,800     23,344,748
 Telesp Celular Participacoes S.A.(2) -
  Preferred - (ADR) - telecommunication services          944,800     14,313,720
                                                                    ------------
                                                                     124,901,468
CANADA - 3.7%
 (1)AT&T Canada, Inc.(2) - Class B -
  telecommunication services                            3,207,400     96,542,740
 CanWest Global Communications Corporation -
  television and cable broadcasting                     2,139,798     19,951,332
 (1)Corus Entertainment, Inc. - Class B - multimedia    2,026,950     46,346,313
 Four Seasons Hotels, Inc.(2) - luxury hotels              31,200      1,726,920
 Molson, Inc. - Class A - brewery                         553,900     17,519,241
 Rogers Communications, Inc. - Class B -
  cable television                                      1,150,800     17,183,137
                                                                    ------------
                                                                     199,269,683
DENMARK - 0.7%
 Novo-Nordisk A/S - Class B - pharmaceuticals             905,300     40,082,142

FRANCE - 3.6%
(1)JC Decaux S.A. - advertising services                3,732,000     49,970,382
 Publicis Groupe S.A. - advertising services              472,630     11,455,138
 Suez S.A. - building and construction                  4,191,765    134,987,784
                                                                    ------------
                                                                     196,413,304
GERMANY - 10.1%
 Allianz AG - insurance and financial services            430,200    125,686,498
 Beiersdorf AG - personal care products                    86,725      9,076,642
 Deutsche Boerse AG - diversified financial services    1,176,611     41,579,849
 Ergo Versicherungs Gruppe AG - multi-line insurance      398,050     58,576,897
 KDG Investors, L.P.(3) - cable television             10,000,000      6,400,000
 Muenchener Rueckversicherungs-
  Gesellschaft AG - reinsurance                           546,700    152,518,612
 ProSieben Sat.1 Media AG - Preferred -
  television broadcaster                                5,024,484     72,896,919
 Software AG - computer software and services           1,208,312     79,051,540
                                                                    ------------
                                                                     545,786,957

                                       22
                                 -------------
                                   TWENTY-TWO

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
IRELAND - 1.7%
 Bank of Ireland - commercial bank                      8,966,535    $88,904,645

ITALY - 11.5%
 Assicurazioni Generali S.p.A. - multi-line insurance   5,445,300    163,818,939
 Autogrill S.p.A. - restaurants                         5,913,550     63,795,585
 Autostrade - Concessioni e Costruzioni
  Autostrade S.p.A. - transportation services           6,340,500     41,212,866
 Buzzi Unicem S.p.A. - building products                1,039,750      8,159,318
 Gucci Group NV(2) - apparel manufacturer                 879,900     73,691,626
 IntesaBCI S.p.A. - money center bank                  15,925,205     56,277,530
 Mediobanca S.p.A. - investment banking                 4,647,000     49,698,808
 Rolo Banca 1473 S.p.A. - commercial bank               5,728,007     84,365,961
 Unicredito Italiano S.p.A. - commercial bank          18,862,200     81,042,765
                                                                    ------------
                                                                     622,063,398
JAPAN - 8.6%
 Banyu Pharmaceutical Co., Ltd. - pharmaceuticals       3,570,400     65,418,684
 Honda Motor Co., Ltd. - automobile manufacturer        2,825,800    124,171,150
 Promise Co., Ltd. - consumer finance                   1,541,600    127,076,001
 Takefuji Corporation - consumer finance                  941,900     85,572,345
 Toho Co., Ltd. - motion pictures and services            148,300     17,718,467
 Tokyo Broadcasting System, Inc. -
  television broadcasting                               2,229,000     42,896,320
                                                                    ------------
                                                                     462,852,967
KOREA - 0.6%
 Cheil Communications, Inc. - advertising agencies         36,670      3,186,244
 SK Telecom Co., Ltd. (ADR) - cellular
  telecommunication services                            1,785,600     30,176,640
                                                                    ------------
                                                                      33,362,884
LUXEMBOURG - 0.9%
 RTL Group - television and radio broadcasting            751,304     45,746,347

MEXICO - 6.0%
 America Movil, S.A. de C.V. (ADR)(2) -
  telecommunication services                            2,531,500     52,807,090
 Cemex, S.A. de C.V. (ADR) - cement                       601,400     15,937,100
 Fomento Economico Mexicano, S.A. de C.V.
  (ADR)(2) - brewer                                     2,141,000     91,656,210
 (1)Seguros Comercial America - Class B -
  multi-line insurance                                    569,000      1,319,602
 Telefonos De Mexico, S.A. de C.V. (ADR) -
  telecommunication services                            2,521,700     88,486,453
 Wal-Mart De Mexico, S.A. de C.V. -
  discount department stores                           27,778,200     75,465,899
                                                                    ------------
                                                                     325,672,354
NETHERLANDS - 9.1%
(1)Fortis (NL) NV - diversified financial services 6,413,338 156,092,670 Unilever NV - food and household
  products manufacturer                                 2,321,900    139,312,701
 Van der Moolen Holding NV - financial services         1,874,611     49,088,932
 Wolters Kluwer NV - publishing                         5,448,214    146,592,527
                                                                    ------------
                                                                     491,086,830
NORWAY - 0.1%
 P4 Radio Hele Norge ASA - radio broadcasting           1,139,600      3,175,836

POLAND - 0.2%
(1)Bank Polska Kasa Opieki S.A. - commercial bank         453,935      7,786,600

PORTUGAL - 0.7%
 Portugal Telecom, SGPS, S.A. -
  telecommunication services                            5,521,500     38,556,557

                                       23
                                 -------------
                                  TWENTY-THREE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                     ------
                                     ARTIX
                                     ------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
SINGAPORE - 1.4%
 DBS Group Holdings Ltd. - money center bank            6,981,807 $   51,348,087
 Oversea Chinese Banking Corporation Ltd. -
  money center bank                                     3,957,750     25,849,190
                                                                    ------------
                                                                      77,197,277
SPAIN - 5.4%
 Acciona, S.A. - construction services                    657,035     24,499,382
 Altadis, S.A. - tobacco                                5,069,910     72,352,956
 Centros Comerciales Carrefour, S.A. -
  retail hypermarkets                                   3,301,313     44,203,609
 Corporacion Mapfre, Compania Internacional de
  Reaseguros, S.A. - multi-line insurance                 867,606     18,153,383
 (1)Industria de Diseno Textil, S.A. -
  apparel manufacturer                                  3,457,700     55,234,777
 (1)Promotora de Informaciones, S.A.
  (Prisa) - multimedia                                  1,316,815     14,060,775
 Repsol YPF, S.A. - oil and natural gas
  exploration and production                            3,696,611     61,087,494
                                                                    ------------
                                                                     289,592,376
SWEDEN - 0.8%
 Swedish Match AB - tobacco                             9,703,000     45,512,094

SWITZERLAND - 7.5%
 Julius Baer Holding AG - Class B - commercial bank        12,765     49,134,414
 Lonza AG - specialty chemicals                            76,240     44,517,540
 Novartis AG - pharmaceuticals                          3,642,850    131,905,033
 Swiss Re - reinsurance products                           14,332     28,656,023
 UBS AG - money center bank                             1,055,670    151,313,679
                                                                    ------------
                                                                     405,526,689
UNITED KINGDOM - 14.8%
 Abbey National PLC - mortgage banks                    2,216,128     38,528,411
 Aegis Group PLC - advertising services                 2,360,471      3,440,600
 British American Tobacco PLC - tobacco                 9,705,716     74,493,649
 British Telecommunications PLC -
  telecommunication services                           10,965,752     68,876,080
 Carlton Communications PLC - television broadcaster   15,499,443     73,723,614
 Compass Group PLC - hospitality services              19,902,257    157,939,739
 Diageo PLC - food and alcoholic beverages              9,804,600    107,700,978
 Granada PLC - media services                          37,527,712     77,954,156
 Lloyds TSB Group PLC - money center bank              16,627,423    165,788,106
(1)NTL, Inc.(2) - communication services                2,302,500     27,745,125
                                                                    ------------
                                                                     796,190,458

                                                                   -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $5,409,962,103)            5,120,351,346


RIGHTS - 0.0%(4)

PORTUGAL
 Portugal Telecom, SGPS, S.A.,
  expires 07/09/2001 (Cost $0)                          4,740,000        642,706

WARRANTS - 0.1%

FRANCE
 Publicis Groupe S.A., expires 3/07/2002 (Cost $0)      1,841,827      5,244,475

TOTAL COMMON AND PREFERRED STOCKS,
  RIGHTS AND WARRANTS - 95.0%
                                                                   -------------
  (Cost $5,409,962,103)                                            5,126,238,527

                                       24
                                 -------------
                                  TWENTY-FOUR

                                     ------
                                     ARTIX
                                     ------


---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                         PAR
                                                        AMOUNT          VALUE
                                                     ===========    ===========
SHORT-TERM INVESTMENTS - 4.3%
 Repurchase agreement with State Street Bank and
  Trust Company, 2.75%, dated 6/29/2001, due 7/2/2001,
  maturity value $229,956,686 collateralized by
  $132,518,522 market value U.S. Treasury Bond,
  8.125% due 5/15/2021 and $102,005,405 market
  value U.S. Treasury Bond, 6.125% due 8/15/2029
  (Cost $229,904,000)                                $229,904,000   $229,904,000
                                                                   -------------

TOTAL INVESTMENTS - 99.3% (cost $5,639,866,103)                    5,356,142,527

OTHER ASSETS LESS LIABILITIES - 0.7%                                  37,547,095
                                                                   -------------

TOTAL NET ASSETS - 100.0%(5)                                      $5,393,689,622
                                                                  ==============

(1)Non-income producing security.
(2)Principally traded in the United States.
(3)Private Investment Partnership which is restricted as to resale.
(4)Represents less than 0.1% of total net assets.
(5)Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       25
                                 -------------
                                  TWENTY-FIVE

                                     ------
                                     ARTIX
                                     ------

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - June 30, 2001

                                                        VALUE        PERCENTAGE
                                                     ===========    ============

 Energy                                              $148,330,494           2.7%
 Materials                                             68,613,958            1.3
 Industrials                                           65,712,248            1.2
 Consumer Discretionary                             1,209,968,278           22.4
 Consumer Staples                                     723,381,573           13.4
 Healthcare                                           237,405,859            4.4
 Financials                                         2,017,294,934           37.4
 Information Technology                                79,051,540            1.5
 Telecommunication Services                           441,491,859            8.2
 Utilities                                            134,987,784            2.5
                                                  ---------------       --------
 TOTAL COMMON STOCKS, PREFERRED STOCKS,
  RIGHTS AND WARRANTS                               5,126,238,527           95.0

Total short-term investments                         229,904,000            4.3
                                                  ---------------       --------
 TOTAL INVESTMENTS                                  5,356,142,527           99.3
 OTHER ASSETS LESS LIABILITIES                         37,547,095            0.7
                                                  ---------------       --------
 TOTAL NET ASSETS                                 $ 5,393,689,622         100.0%
                                                  ===============       ========

    The accompanying notes are an integral part of the financial statements.

                                       26
                                 -------------
                                   TWENTY-SIX

                                     ------
                                     ARTMX
                                     ------

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON STOCKS - 94.6%

AUTO & TRANSPORTATION - 1.4%
 AUTO PARTS: ORIGINAL EQUIPMENT - 1.4%
 (1)Lear Corporation - independent
  automotive supplier                                     627,200   $ 21,889,280

CONSUMER DISCRETIONARY - 7.3%
 ADVERTISING AGENCIES - 1.4%
 (1)Lamar Advertising Company - outdoor
  advertising structures                                  508,400     22,369,600

 CONSUMER ELECTRONICS - 1.2%
 Harman International Industries, Inc. -
  high fidelity audio product manufacturer                498,600     18,991,674

 RADIO & TV BROADCASTING - 1.1%
 (1)Entercom Communications Corporation -
  radio broadcasting company                              320,900     17,203,449

 RETAIL - 2.0%
 (1)Big Lots, Inc. - broadline closeout retailer          934,700     12,786,696
 (1)Zale Corporation - fine jewelry retailer              521,800     17,584,660
                                                                   -------------
                                                                      30,371,356
 SERVICES: COMMERCIAL - 1.6%
 (1)Convergys Corporation - integrated billing and
  customer care services                                  255,700      7,734,925
 (1)TMP Worldwide, Inc. - recruitment
  advertising agency                                      297,800     17,602,958
                                                                   -------------
                                                                      25,337,883
CONSUMER STAPLES - 1.3%
 CONSUMER PRODUCTS - 1.3%
 Brunswick Corporation - recreational brands              870,300     20,913,309

FINANCIAL SERVICES - 15.1%
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.6%
 National Data Corporation - pharmacy payment systems 628,300 20,356,920 SunGard Data Systems, Inc. - recordkeeping software
  and systems for investment management                   644,200     19,332,442
                                                                   -------------
                                                                      39,689,362
 FINANCIAL MISCELLANEOUS - 1.2%
 (1)LaBranche & Company, Inc. - NYSE specialist firm      649,300     18,829,700

 INSURANCE: MULTI-LINE - 2.4%
 UnumProvident Corporation - insurance products         1,136,400     36,501,168

                                       27
                                 -------------
                                  TWENTY-SEVEN

                                     ------
                                     ARTMX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
FINANCIAL SERVICES (CONTINUED)
 INSURANCE: PROPERTY-CASUALTY - 7.3%
  ACE Limited - insurance and reinsurance products      1,225,800  $  47,916,522
  The St. Paul Companies, Inc. - insurance products       672,200     34,073,818
  XL Capital Limited - insurance
  and reinsurance products                                372,100     30,549,410
                                                                   -------------
                                                                     112,539,750
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.0%(2)
 HealthCare Financial Partners REIT, Inc., 144A -
  healthcare-related real estate investments                9,160        128,240

 SAVINGS & LOANS - 1.6%
 Charter One Financial, Inc. - savings and loan           761,005     24,276,060

HEALTHCARE - 10.5%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 1.5%
 (1)CuraGen Corporation - discovery and development
  of genomics based drugs                                 226,800      8,255,520
 IDEC Pharmaceuticals Corporation - biopharmaceutical
  company of targeted therapeutics                        215,800     14,607,502
                                                                   -------------
                                                                      22,863,022
 DRUGS & PHARMACEUTICALS - 3.5%
 (1)Immunex Corporation - biopharmaceutical
  company therapeutics                                  1,069,500     18,983,625
 (1)Watson Pharmaceuticals, Inc. - development of
  branded and off-patent pharmaceutical products          576,500     35,535,460
                                                                   -------------
                                                                      54,519,085
 HEALTHCARE FACILITIES - 3.4%
 (1)Health Management Associates, Inc. -
  healthcare services                                   1,022,500     21,513,400
 (1)HEALTHSOUTH Corporation - outpatient surgery
  and rehabilitation services                           1,932,500     30,862,025
                                                                   -------------
                                                                      52,375,425
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.0%
 (1)Varian, Inc. - scientific instruments and
  vacuum technologies                                     481,500     15,552,450

 MEDICAL SERVICES - 1.1%
 (1)Covance, Inc. - contract research organization        752,900     17,053,185

MATERIALS & PROCESSING - 7.8%
 CHEMICALS - 1.5%
 Rohm & Haas Company - chemicals and materials for
  industrial applications                                 715,600     23,543,240

 CONTAINERS & PACKAGING: PAPER & PLASTIC - 3.5%
 (1)Sealed Air Corporation - specialty packaging          639,441     23,819,177
 (1)Smurfit-Stone Container Corporation -
  packaging products                                    1,838,800     29,788,560
                                                                   -------------
                                                                      53,607,737
 DIVERSIFIED MATERIALS & PROCESSING - 1.3%
 (1)American Standard Companies, Inc. -
  diversified brand-name products                         338,300     20,331,830

 METALS & MINERALS MISCELLANEOUS - 1.5%
 Minerals Technologies, Inc. - synthetic and
  specialty mineral products                              556,600     23,889,272


                                       28
                                 -------------
                                  TWENTY-EIGHT

                                     ------
                                     ARTMX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
OTHER - 4.8%
 MULTI-SECTOR COMPANIES - 4.8%
 (1) SPX Corporation - diversified industrial
  and electrical products and services                    219,700    $27,502,046
 (1)Thermo Electron Corporation -
  precision measurement instruments                     2,092,400     46,074,648
                                                                   -------------
                                                                      73,576,694
OTHER ENERGY - 5.7%
 COAL - 1.4%
 Arch Coal, Inc. - coal mining                            836,700     21,645,429

 ENERGY MISCELLANEOUS - 0.4%
 NRG Energy, Inc. - power generation facilities           252,100      5,566,368

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 2.2%
 (1)Nabors Industries, Inc. - contract land
  drilling services                                       430,400     16,010,880
 (1)Weatherford International, Inc. -
  diversified energy services                             371,100     17,812,800
                                                                   -------------
                                                                      33,823,680
 UTILITIES: GAS PIPELINES - 1.7%
 Dynegy, Inc. - independent power producer and
  energy marketer                                         565,000     26,272,500

PRODUCER DURABLES - 9.5%
 AEROSPACE - 1.4%
 Goodrich Corporation - aerospace systems
  and component parts                                     547,800     20,805,444

 DIVERSIFIED PRODUCTION - 0.8%
 Danaher Corporation - process/environmental
  control products                                        231,300     12,952,800

 ELECTRONICS: INSTRUMENTS, GAUGES & METERS - 1.2%
 (1)Mettler-Toledo International, Inc. -
  precision weighing instruments                          432,600     18,709,950

 IDENTIFICATION CONTROL & FILTER DEVICES - 2.2%
 (1)American Power Conversion Corporation -
  power protection and management solutions             1,015,200     15,989,400
 Parker-Hannifin Corporation - motion control products    408,500     17,336,740
                                                                   -------------
                                                                      33,326,140
 PRODUCTION TECHNOLOGY EQUIPMENT - 2.8%
 Millipore Corporation - scientific instruments           422,900     26,211,342
 (1)Teradyne, Inc. - automated test systems               530,900     17,572,790
                                                                   -------------
                                                                      43,784,132
 TELECOMMUNICATIONS EQUIPMENT - 1.1%
 Polycom, Inc. - audio and videoconferencing equipment    735,000     16,971,150

TECHNOLOGY - 22.5%
 COMMUNICATIONS TECHNOLOGY - 4.4%
 (1)Cabletron Systems, Inc. - internet infrastructure
  products and services                                 2,028,100     46,342,085
 Symbol Technologies, Inc. - scanner integrated mobile
   and wireless information systems                       998,300     22,162,260
                                                                   -------------
                                                                      68,504,345
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 9.6%
 i2 Technologies, Inc. - e-business and supply
  chain software solutions                                811,100     16,059,780
 (1)Intuit, Inc. - accounting and personal
  finance software                                      1,566,300     62,636,337
 (1)Peregrine Systems, Inc. - resource
  management applications                                 744,800     21,599,200
 (1)QLogic Corporation - semiconductor
  designer/manufacturer                                   280,100     18,052,445
 (1)Retek, Inc. - web-based software for
  the retail industry                                     180,800      8,667,552
 (1)Symantec Corporation - network security solutions     505,900     22,102,771
                                                                   -------------
                                                                     149,118,085

                                       29
                                 -------------
                                  TWENTY-NINE

                                     ------
                                     ARTMX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
TECHNOLOGY (CONTINUED)
 COMPUTER TECHNOLOGY - 1.4%
 (1)Gateway, Inc. - direct marketer of
  personal computers                                    1,287,800   $ 21,184,310

 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 6.1%
 (1)Integrated Device Technology, Inc. -
  semiconductor designer/manufacturer                     578,600     18,335,834
 (1)MIPS Technologies, Inc. - Class B -
  designer of high-performance processors                 898,000      8,620,800
 (1)National Semiconductor Corporation -
  semiconductor designer/manufacturer                   1,119,600     32,602,752
 (1)SCI Systems, Inc. - integrated electronic
  manufacturing services                                1,342,400     34,231,200
                                                                   -------------
                                                                      93,790,586
 ELECTRONICS: TECHNOLOGY - 1.0%
 (1) Sensormatic Electronics Corporation -
  integrated security products                            878,200     14,929,400

UTILITIES - 8.7%
 UTILITIES: CABLE TV & RADIO - 1.5%
 (1)Adelphia Communications Corporation -
  cable television operator                               582,000     23,862,000

 UTILITIES: GAS DISTRIBUTORS - 1.6%
 Keyspan Corporation - energy services                    259,600      9,470,208
 Kinder Morgan, Inc. - energy services                    300,900     15,120,225
                                                                   -------------
                                                                      24,590,433
 UTILITIES: TELECOMMUNICATIONS - 5.6%
 (1)Citizens Communications Company -
  rural telecommunication services                      5,661,300     68,105,439
 (1)Western Wireless Corporation -
  telecommunication services                              415,800     17,879,400
                                                                   -------------
                                                                      85,984,839

                                                                   -------------
TOTAL COMMON STOCKS (Cost $1,356,786,025)                          1,462,174,362

                                                           PAR
                                                         AMOUNT
                                                       ===========

SHORT-TERM INVESTMENTS - 6.1%
 Repurchase agreement with State Street Bank and
  Trust Company, 2.75%, dated 6/29/2001, due 7/2/2001,
  maturity value $93,833,499, collateralized by
  $44,691,331 market value U.S. Treasury Bond, 6.125%,
  due 8/15/2029 and $51,003,886 market value
  U.S. Treasury Bond, 5.25%, due 2/15/2029
  (Cost $93,812,000)                                  $93,812,000     93,812,000
                                                                   -------------

TOTAL INVESTMENTS - 100.7% (Cost $1,450,598,025)                   1,555,986,362

OTHER ASSETS LESS LIABILITIES - (0.7%)                              (10,176,782)
                                                                   -------------

TOTAL NET ASSETS - 100.0%(3)                                      $1,545,809,580
                                                                  ==============

(1)Non-income producing security.
(2)Represents less than 0.1% of total net assets.
(3)Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       30
                                   ----------
                                     THIRTY

                                     ------
                                     ARTQX
                                     ------

ARTISAN
MID CAP VALUE FUND
(ARTQX)
Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON STOCKS - 89.9%

AUTO & TRANSPORTATION - 1.9%
 TRUCKERS - 1.9%
 USFreightways Corporation - nationwide
  less-than-truckload carrier                               8,600      $ 253,700

CONSUMER DISCRETIONARY - 21.6%
 CABLE TELEVISION SERVICES - 1.9%
 (1)Cablevision Systems Corporation -
  Rainbow Media Group - cable television broadcaster        9,800        252,840

 LEISURE TIME - 2.1%
  Royal Caribbean Cruises Ltd. - cruise line operator      12,800        283,008

 RADIO & TV BROADCASTING - 3.3%
  (1)Cox Radio, Inc. - radio station owner and operator     8,100        225,585
  (1)USA Networks, Inc. - cable television broadcaster      7,600        214,244
                                                                   -------------
                                                                         439,829
 RETAIL - 10.7%
 (1)CDW Computer Centers, Inc. - microcomputer
  product retailer                                          5,500        218,405
  Dollar General Corporation - general
  merchandise retailer                                     14,100        274,950
 (1)Linens 'n Things, Inc. - home furnishings retailer      8,800        240,416
 (1)The Men's Wearhouse, Inc. - men's fashion retailer      8,500        234,600
 (1)Staples, Inc. - office supply retailer                 14,200        227,058
  TJX Companies, Inc. - discount apparel
  and home fashion retailer                                 7,100        226,277
                                                                   -------------
                                                                       1,421,706
SERVICES: COMMERCIAL - 1.5%
 (1)Republic Services, Inc. - solid waste collection
  and disposal services                                     9,900        196,515

TEXTILES APPAREL MANUFACTURERS - 2.1%
 (1)Tommy Hilfiger Corporation - apparel manufacturer      19,400        271,600

CONSUMER STAPLES - 1.9%
 FOODS - 1.9%
 (1) Suiza Foods Corporation - dairy food products          4,700        249,570

                                       31
                                   ----------
                                   THIRTY-ONE

                                     ------
                                     ARTQX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
FINANCIAL SERVICES - 12.9%
 BANKS: OUTSIDE NEW YORK CITY - 2.0%
 Compass Bancshares, Inc. -
  multi-bank holding company                                9,900   $    262,350

 FINANCIAL MISCELLANEOUS - 1.7%
 Providian Financial Corporation -
  diversified consumer lender                               3,700        219,040

 INSURANCE: MULTI-LINE - 7.5%
 Allmerica Financial Corporation - insurance
  and retirement savings products                           4,400        253,000
 Old Republic International Corporation -
  risk management and reinsurance services                  8,700        252,300
 SAFECO Corporation - property and casualty insurance       8,800        259,600
 UnumProvident Corporation - insurance products             7,200        231,264
                                                                   -------------
                                                                         996,164
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 1.7%
 Hospitality Properties Trust - hotel property
  real estate investment trust                              7,800        222,300

HEALTHCARE - 8.9%
 DRUGS & PHARMACEUTICALS - 3.0%
 Bergin Brunswig Corporation - wholesale medical
  drug distribution                                        11,600        222,952
 Mylan Laboratories, Inc. - pharmaceutical products         6,100        171,593
                                                                   -------------
                                                                         394,545
 HEALTHCARE FACILITIES - 4.4%
 (1)HEALTHSOUTH Corporation - outpatient surgery
  and rehabilitation services                              17,300        276,281
 (1)Triad Hospitals, Inc. - hospitals                      10,200        300,594
                                                                   -------------
                                                                         576,875
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.5%
 DENTSPLY International, Inc. -
  dental supplies and equipment                             4,500        199,575

MATERIALS & PROCESSING - 9.0%
 AGRICULTURE, FISHING & RANCHING - 1.9%
 Delta and Pine Land Company - cotton and
  soybean seed producer                                    13,000        255,450

 BUILDING MATERIALS - 1.5%
 Martin Marietta Materials, Inc. -
  construction industry aggregates                          4,100        202,909

 CHEMICALS - 1.9%
 Crompton Corporation - specialty chemical manufacturer    22,700        247,430

 DIVERSIFIED MATERIALS & PROCESSING - 0.4%
 Engelhard Corporation - diversified
  chemical manufacturer                                     2,000         51,580

 METAL FABRICATING - 1.3%
 (1)Grant Prideco, Inc. - exploration
  and development equipment                                 9,700        169,653

 PAPER - 2.0%
 Domtar, Inc. - paper products                             28,000        259,560


                                       32
                                 -------------
                                   THIRTY-TWO
                                 -------------

                                     ------
                                     ARTQX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
OTHER - 2.9%
 DIVERSIFIED - 1.4%
 Pentair, Inc. - diversified manufacturer                   5,600       $189,280

 MULTI-SECTOR COMPANIES - 1.5%
 Textron, Inc. - multi-industry manufacturer                3,500        192,640

OTHER ENERGY - 4.9%
 ENERGY EQUIPMENT - 0.8%
 (1)Global Power Equipment Group, Inc. -
  gas turbine power plant equipment                         3,700        108,410

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 1.2%
 (1)Pride International, Inc. - oil and gas
  contract drilling services                                8,500        161,500

 OIL: CRUDE PRODUCERS - 1.3%
 Devon Energy Corporation - natural gas
  and exploration company                                   3,300        173,250

 UTILITIES: GAS PIPELINES - 1.6%
 El Paso Corporation - natural gas
  transportation and production                             4,000        210,160

PRODUCER DURABLES - 4.5%
 ELECTRONICS: INSTRUMENTS GAUGES & METERS - 0.9%
 (1)Tektronix, Inc. - electronic measurement
  and video conferencing products                           4,400        119,460

 PRODUCTION TECHNOLOGY EQUIPMENT - 1.9%
 Millipore Corporation - scientific instruments             4,200        260,316

 TELECOMMUNICATIONS EQUIPMENT - 1.7%
 (1)American Tower Corporation - wireless
  communications and broadcast towers                      10,700        221,169

TECHNOLOGY - 12.7%
 COMMUNICATIONS TECHNOLOGY - 2.0%
 (1)Advanced Fibre Communications, Inc. -
  telecommunication equipment                               6,400        134,400
 (1)DMC Stratex Networks, Inc. -
  wireless broadband access products                       12,500        125,000
                                                                   -------------
                                                                         259,400
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 7.0%
 (1)Acxiom Corporation - information
  management services                                      13,000        170,170
 (1)BMC Software, Inc. - enterprise
  software and services                                     6,500        146,510
 Computer Associates International, Inc. -
  enterprise software and services                          5,700        205,200
 (1)KPMG Consulting, Inc. - consulting services            14,200        217,970
 (1)Mentor Graphics Corporation -
  electronic design automation software                    11,000        192,500
                                                                   -------------
                                                                         932,350
 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 3.7%
 (1)Atmel Corporation - memory and logic integrated circuits 16,000      215,840
 (1)National Semiconductor Corporation - semiconductor
  designer/manufacturer                                     9,500        276,640
                                                                   -------------
                                                                         492,480

                                       33
                                 -------------
                                  THIRTY-THREE

                                     ------
                                     ARTQX
                                     ------


SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
UTILITIES - 8.7%
 UTILITIES: CABLE TV & RADIO - 1.1%
 (1)UnitedGlobalCom, Inc. - television broadcaster         16,700   $    144,455

 UTILITIES: ELECTRICAL - 2.0%
 Wisconsin Energy Corporation - energy services            11,000        261,470

 UTILITIES: GAS DISTRIBUTORS - 1.8%
 Sempra Energy - electric and natural gas
  products and services                                     8,500        232,390

 UTILITIES: TELECOMMUNICATIONS - 3.8%
 CenturyTel, Inc. - local exchange and wireless
  telephone services                                        9,000        272,700
 (1)Western Wireless Corporation -
  telecommunication services                                5,500        236,500
                                                                   -------------
                                                                         509,200

                                                                   -------------
TOTAL COMMON STOCKS (Cost $11,052,172)                                11,894,129

                                                             PAR
                                                           AMOUNT
                                                          ========

SHORT-TERM INVESTMENTS - 11.8%
 Repurchase agreement with State Street Bank
  and Trust Company, 2.75%, dated 6/29/2001,
  due 7/2/2001, maturity value $1,558,357
  collateralized by $1,589,756 market value
  U.S. Treasury Bond, 5.25% due 2/15/2029
  (Cost $1,558,000)                                    $1,558,000      1,558,000
                                                                   -------------

TOTAL INVESTMENTS - 101.7% (cost $12,610,172)                         13,452,129

OTHER ASSETS LESS LIABILITIES - (1.7%)                                 (228,252)
                                                                   -------------

TOTAL NET ASSETS - 100.0%(2)                                         $13,223,877
                                                                   =============

(1)Non-income producing security.
(2)Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       34
                                 -------------
                                  THIRTY-FOUR

                                     ------
                                     ARTSX
                                     ------

ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON STOCKS - 95.7%

AUTO & TRANSPORTATION - 2.9%
 AUTO, TRUCKS & PARTS - 1.1%
  Oshkosh Truck Corporation - specialty
   truck manufacturer                                      37,300    $ 1,650,525

 TRUCKERS - 1.8%
  USFreightways Corporation - nationwide
   less-than-truckload carrier                             88,100      2,598,950

CONSUMER DISCRETIONARY - 18.1%
 ADVERTISING AGENCIES - 0.6%
  (1)ADVO, Inc. - direct mail marketer                     24,600        840,090

 COMMERCIAL INFORMATION SERVICES - 1.8%
  (1)F.Y.I. Inc. - document management services            44,800      1,836,800
  (1)MAXIMUS, Inc. - program management and services
   to government agencies                                  21,200        849,908
                                                                   -------------
                                                                       2,686,708
 HOTEL/MOTEL - 1.0%
  (1)Prime Hospitality Corporation - owner, manager and
   franchisor of hotels                                   119,600      1,417,260

 PUBLISHING: MISCELLANEOUS - 1.4%
  (1)Martha Stewart Living Omnimedia, Inc. -
  provider of "how-to" content and merchandise             88,700      2,048,970

 RADIO & TV BROADCASTING - 3.1%
  (1)Spanish Broadcasting System, Inc. -
   spanish language radio broadcaster                     249,000      2,044,290
  (1)ValueVision International, Inc. -
   television home shopping                               114,700      2,494,725
                                                                   -------------
                                                                       4,539,015
 RETAIL - 5.0%
  (1)Insight Enterprises, Inc. - direct sales of
   electronics and software                                99,600      2,440,200
  (1)Linens 'n Things, Inc. - home furnishings retailer    88,600      2,420,552
  (1)The Men's Wearhouse, Inc. - men's fashion retailer    86,900      2,398,440
                                                                   -------------
                                                                       7,259,192
 SERVICES: COMMERCIAL - 3.1%
  (1)ChoicePoint, Inc. - risk management services
   to the insurance industry                               45,550      1,915,378
  (1)On Assignment, Inc. - specialty staffing for
   scientific laboratories                                 19,600        352,800
  (1)Waste Connections, Inc. - waste services provider     69,200      2,186,720
                                                                   -------------
                                                                       4,454,898
 SHOES - 1.6%
  Wolverine World Wide, Inc. - footwear manufacturer      129,900      2,321,313

 WHOLESALERS - 0.5%
  (1)Daisytek International Corporation -
   automation supply distributor                           41,400        652,050

                                       35
                                 -------------
                                  THIRTY-FIVE

                                     ------
                                     ARTSX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
CONSUMER STAPLES - 1.6%
 DRUG & GROCERY STORE CHAINS - 1.6%
  (1)Duane Reade, Inc. - retail drugstore operator         73,000     $2,372,500

FINANCIAL SERVICES - 16.6%
 BANKS: OUTSIDE NEW YORK CITY - 5.4%
  Community First Bankshares, Inc. -
   North Dakota-based bank holding company                134,100      3,084,300
  Greater Bay Bancorp. - northern California-based
   bank holding company                                    83,700      2,090,826
  Republic Bancorp, Inc. - Michigan-based bank
   holding company                                         77,000      1,070,300
  Wintrust Financial Corporation - Illinois-based bank
   holding company                                         63,200      1,570,520
                                                                   -------------
                                                                       7,815,946
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 1.4%
  (1)CompuCredit Corporation - credit card issuer         189,700      2,096,185

 INSURANCE: LIFE - 1.8%
  Presidential Life Corporation - fixed annuity writer    119,000      2,665,600

 INSURANCE: MULTI-LINE - 2.9%
  Reinsurance Group of America, Inc. - life and
   disability reinsurance writer                           56,400      2,137,560
  StanCorp Financial Group, Inc. - group disability
   and life insurance                                      42,400      2,009,336
                                                                   -------------
                                                                       4,146,896
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 3.5%
  Chateau Communities, Inc. - manufactured home-related
   real estate investments                                 73,300      2,301,620
  HealthCare Financial Partners REIT, Inc., 144A -
   healthcare-related real estate investments             199,320      2,790,480
                                                                   -------------
                                                                       5,092,100
 SECURITIES BROKERAGE & SERVICES - 1.6%
  (1)NCO Group, Inc. - accounts receivable management      76,300      2,359,959

HEALTHCARE - 13.3%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 1.4%
  (1)Charles River Laboratories International, Inc. -
   biomedical products and services                        58,900      2,046,775

 DRUGS & PHARMACEUTICALS - 1.3%
  (1)Medicis Pharmaceutical Corporation -
   specialty pharmaceuticals for dermatology               36,500      1,934,500

 HEALTHCARE MANAGEMENT SERVICES - 4.3%
  (1)Eclipsys Corporation - healthcare
   information technology                                  53,600      1,506,160
  (1)Mid Atlantic Medical Services, Inc. - managed
   healthcare services provider                           138,500      2,483,305
  (1)Province Healthcare Company - owner/operator
   of rural acute care hospitals                           65,200      2,300,908
                                                                   -------------
                                                                       6,290,373
 HEALTHCARE SERVICES - 2.2%
  (1)Apria Healthcare Group, Inc. -
   home healthcare services                                82,400      2,377,240
  (1)UNILAB Corporation - clinical laboratory
   testing services                                        28,700        723,240
                                                                   -------------
                                                                       3,100,480
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.7%
  (1)Align Technology, Inc. - orthodontic
   systems and devices                                    171,300      1,342,992
  (1)Techne Corporation - biotechnology product
   developer and manufacturer                              77,700      2,525,250
                                                                   -------------
                                                                       3,868,242

                                       36
                                 -------------
                                   THIRTY-SIX

                                     ------
                                     ARTSX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
HEALTHCARE (CONTINUED)
 MEDICAL SERVICES - 1.4%
  (1)RehabCare Group, Inc. - medical
   rehabilitation services                                 42,900   $  2,067,780

MATERIALS & PROCESSING - 6.5%
 AGRICULTURE, FISHING & RANCHING - 1.8%
  Delta and Pine Land Company - cotton and
   soybean seed producer                                  136,200      2,676,330

 BUILDING MATERIALS - 1.7%
  (1)Dal-Tile International Inc. - ceramic
   tile manufacturer                                      132,600      2,459,730

 CHEMICALS - 1.7%
  Crompton Corporation - specialty chemical manufacturer  221,100      2,409,990

 CONTAINERS & PACKAGING: METAL & GLASS - 1.3%
  AptarGroup, Inc. - pumps, valves and closures
   for consumer packaging                                  60,200      1,952,286

OTHER ENERGY - 4.1%
 ENERGY MISCELLANEOUS - 0.7%
  (1)Willbros Group, Inc. - construction and
   engineering services to oil, gas and power industries   82,600      1,073,800

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 3.4%
  (1)Global Industries, Ltd. - offshore oil and
   gas construction services                              115,000      1,434,050
  (1)Pride International, Inc. - oil and gas
   contract drilling services                              89,700      1,704,300
  (1)Varco International, Inc. - oil and gas
   technical services                                      96,600      1,797,726
                                                                   -------------
                                                                       4,936,076
PRODUCER DURABLES - 8.5%
 IDENTIFICATION CONTROL & FILTER DEVICES - 2.4%
  C&D Technologies, Inc. - power supply and
   system producer                                         48,400      1,500,400
  (1)Veeco Instruments, Inc. - surface metrology systems   48,600      1,931,850
                                                                   -------------
                                                                       3,432,250
 MANUFACTURING - 1.9%
  (1)Rayovac Corporation - battery manufacturer           127,400      2,713,620

 PRODUCTION TECHNOLOGY EQUIPMENT - 1.0%
  (1)Axcelis Technologies, Inc. - ion implantation
   equipment for semiconductors                           103,100      1,525,880
 TELECOMMUNICATIONS EQUIPMENT - 3.2%
  (1)SBA Communications Corporation - wireless
   communication tower owner and operator                 111,100      2,749,725
  (1)Tollgrade Communications, Inc. - testing and
   diagnostic products for telecommunications              65,900      1,878,150
                                                                   -------------
                                                                       4,627,875
TECHNOLOGY - 17.8%
 COMMUNICATIONS TECHNOLOGY - 8.4%
  (1)Aspect Communications Corporation -
   customer interaction software                          204,200      1,427,358
  (1)Avocent Corporation - switching systems for
   client/server computing                                108,100      2,459,275
  (1)DMC Stratex Networks, Inc. - wireless broadband
   access products                                        374,600      3,746,000
  (1)Globix Corporation - high-end Internet-solutions
   provider                                               299,200        601,392
  (1)Proxim, Inc. - wireless networking products          142,600      2,010,660
  (1)Tekelec - data network switching and
   diagnostic systems                                      70,500      1,910,550
                                                                   -------------
                                                                      12,155,235

                                       37
                                 -------------
                                  THIRTY-SEVEN

                                     ------
                                     ARTSX
                                     ------
SCHEDULE OF INVESTMENTS---------------------------------------------------------


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
TECHNOLOGY (CONTINUED)
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 4.1%
  (1)Aspen Technology, Inc. - supply chain
   software provider                                       58,700  $   1,420,540
  (1)Keane, Inc. - information technology and
   consulting services                                     59,200      1,302,400
  (1)Optimal Robotics Corporation - automated
   retail point-of-sale systems                            38,500      1,463,000
  (1)Progress Software Corporation - software
   application development tools                          111,900      1,812,780
                                                                   -------------
                                                                       5,998,720
 ELECTRICAL & ELECTRONICS - 1.8%
 (1)Benchmark Electronics, Inc. -
   contract electronics manufacturer                      104,800      2,552,928

 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 3.5%
  (1)Actel Corporation - programmable logic devices for
   semiconductor manufacturing                             94,100      2,310,155
  (1)DSP Group, Inc. - digital signal processing cores    132,700      2,846,415
                                                                   -------------
                                                                       5,156,570
UTILITIES - 6.3%
 UTILITIES: GAS DISTRIBUTORS - 0.9%
  Energen Corporation - gas distributor                    47,100      1,299,960

 UTILITIES: TELECOMMUNICATIONS - 5.4%
  (1)Alamosa Holdings, Inc. - Sprint-branded wireless
   communications services provider                       154,500      2,518,350
  (1)Commonwealth Telephone Enterprises, Inc. -
   independent local phone company                         70,600      2,982,850
  (1)Illuminet Holdings, Inc. - intelligent network
   services provider                                       72,900      2,292,705
                                                                   -------------
                                                                       7,793,905

                                                                   -------------
TOTAL COMMON STOCKS (Cost $114,525,834)                              139,091,462

                                                          PAR
                                                         AMOUNT
                                                        ========

SHORT-TERM INVESTMENTS - 3.6%
 Repurchase agreement with State Street Bank and
  Trust Company, 2.75%, dated 6/29/2001, due 7/2/2001,
  maturity value $5,215,195, collateralized by
  $5,320,087 market value U.S. Treasury Bond, 8.125%,
  due 5/15/2021 (Cost $5,214,000)                      $5,214,000      5,214,000
                                                                   -------------

TOTAL INVESTMENTS - 99.3% (Cost $119,739,834)                        144,305,462


OTHER ASSETS LESS LIABILITIES - 0.7%                                   1,080,397
                                                                   -------------

TOTAL NET ASSETS - 100.0%(2)                                        $145,385,859
                                                                   =============
(1)Non-income producing securities.
(2)Percentages for the various classifications relate to total net assets.

                                       38
                                  ------------
                                  THIRTY-EIGHT

    The accompanying notes are an integral part of the financial statements.

                                     ------
                                     ARTVX
                                     ------


ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON STOCKS - 88.6%

AUTO & TRANSPORTATION - 11.7%
 AIR TRANSPORT - 0.1%
  (1)Aviall, Inc. - aviation parts distributor             68,630   $    752,871

 AUTO PARTS: AFTER MARKET - 1.8%
  Superior Industries International, Inc. -
   designer & manufacturer of motor vehicle parts         212,700      8,146,410

 AUTO PARTS: ORIGINAL EQUIPMENT - 2.6%
  BorgWarner, Inc. - engineered automotive
   systems and components                                 238,600     11,839,332

 AUTO TRUCKS & PARTS - 1.6%
  Modine Manufacturing Co. - heat exchangers and
   systems manufacturer                                   269,700      7,438,326

 RECREATIONAL VEHICLES & BOATS - 2.2%
  Arctic Cat, Inc. - snowmobile and all-terrain
   vehicle manufacturer                                   286,800      4,158,600
  Fleetwood Enterprises, Inc. - manufactured
   housing and recreational
   vehicle manufacturer                                   417,100      5,872,768
                                                                   -------------
                                                                      10,031,368
 SHIPPING - 1.4%
  (1)Kirby Corporation - marine transportation and
   diesel engine services                                 259,300      6,391,745

 TRUCKERS - 2.0%
  USFreightways Corporation - nationwide
   less-than-truckload carrier                            309,600      9,133,200

CONSUMER DISCRETIONARY - 13.2%
 ADVERTISING AGENCIES - 1.9%
  (1)ADVO, Inc. - direct mail marketer                    263,600      9,001,940

 CASINOS & GAMBLING - 0.6%
  (1)Aztar Corp. - casino hotel facilities                 89,100      1,078,110
  (1)Pinnacle Entertainment, Inc. -
   diversified gaming company                             237,000      1,741,950
                                                                   -------------
                                                                       2,820,060
 HOUSEHOLD FURNISHINGS - 0.6%
  (1)Chromcraft Revington, Inc. - manufacturer of
   residential and commercial furniture                    83,400        788,130
  Springs Industries, Inc. - manufacturer of home
   furnishing products                                     44,000      1,940,400
                                                                   -------------
                                                                       2,728,530
 PUBLISHING: MISCELLANEOUS - 0.8%
   Courier Corporation - book manufacturer                 87,200      3,531,600

                                       39
                                 -------------
                                  THIRTY-NINE

                                     ------
                                     ARTVX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
CONSUMER DISCRETIONARY (CONTINUED)
 RETAIL - 5.0%
  (1)Footstar, Inc. - athletic and casual
   footwear retailer                                      261,100   $  8,981,840
  (1)The Men's Wearhouse, Inc. -
   men's fashion retailer                                 105,700      2,917,320
  (1)Zale Corporation - fine jewelry retailer             332,500     11,205,250
                                                                   -------------
                                                                      23,104,410
 SERVICES: COMMERCIAL - 0.9%
  (1)Craig Corporation, Class A Preference -
   movie theatres owner/operator                           81,200        133,168
  Penton Media, Inc. - business-to-business
   media company                                          195,400      3,419,500
  Sevenson Environmental Services, Inc. -
   hazardous waste remediation                             42,610        545,408
                                                                   -------------
                                                                       4,098,076
 SHOES - 0.2%
  (1)R.G. Barry Corporation - specialized comfort
   footwear manufacturer                                  198,500        913,100

 TEXTILES APPAREL MANUFACTURERS - 2.4%
  Kellwood Company - apparel & soft good manufacturer     477,600     11,032,560

 WHOLESALERS - 0.8%
  (1)United Stationers, Inc. - business products
   distributor and provider of logistics services         113,800      3,591,528

CONSUMER STAPLES - 1.8%
 DRUG & GROCERY STORE CHAINS - 0.6%
  (1)Pathmark Stores, Inc. -
   regional supermarket company                           113,600      2,794,560

 FOODS - 1.2%
  (1)Ralcorp Holdings, Inc. - manufacturer of
   private-label food products                            300,900      5,638,866

FINANCIAL SERVICES - 14.7%
 FINANCIAL MISCELLANEOUS - 1.6%
 (1)Stewart Information Services Corporation -
   property title insurer                                 373,800      7,285,362

 INSURANCE: LIFE - 2.0%
  Annuity and Life RE (Holdings), Ltd. - life and
   annuity reinsurance                                    104,900      3,750,175
  Scottish Annuity & Life Holdings, Ltd. - life and
   annuity reinsurance                                    308,100      5,237,700
                                                                   -------------
                                                                       8,987,875
 INSURANCE: MULTI-LINE - 2.1%
  Hilb, Rogal & Hamilton Company - insurance broker       116,800      5,110,000
  (1)PICO Holdings, Inc. - diversified holding company    318,600      4,657,932
                                                                   -------------
                                                                       9,767,932
 INSURANCE: PROPERTY-CASUALTY - 4.6%
  (1)Acceptance Insurance Companies, Inc. -
   crop insurance                                         124,200        652,050
  (1)Arch Capital Group Ltd. - reinsurance products
   and services                                           266,700      4,200,525
  Commerce Group, Inc. - property and casualty insurance   67,700      2,490,683
  (1)IPC Holdings, Ltd. - catastrophe reinsurer           190,900      4,516,694
  White Mountains Insurance Group, Ltd. -
   insurance and mortgage banking                          24,700      9,293,375
                                                                   -------------
                                                                      21,153,327
 INVESTMENT MANAGEMENT COMPANIES - 2.9%
  Capital Southwest Corporation - closed-end
   venture capital investment company                      70,800      4,499,340
  John Hancock Bank & Thrift Opportunity Fund -
   closed-end investment company                        1,010,100      8,959,587
                                                                   -------------
                                                                      13,458,927


                                       40
                                   ----------
                                     FORTY

                                     ------
                                     ARTVX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
FINANCIAL SERVICES (CONTINUED)
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.1%
  HealthCare Financial Partners REIT, Inc., 144A -
   healthcare-related real estate investments              31,405       $439,670
 SECURITIES BROKERAGE & SERVICES - 1.4%
  John Nuveen Company - investment management services    116,100      6,577,065

HEALTHCARE - 1.1%
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 0.6%
  (1)National Dentex Corporation - dental
   laboratory operator                                    125,100      2,652,120

 MEDICAL SERVICES - 0.5%
 (1)America Service Group, Inc. -
   managed healthcare services                             86,100      2,204,160
 MATERIALS & PROCESSING - 18.8%
  BUILDING: CEMENT - 2.1%
  Centex Construction Products, Inc. -
   cement and gypsum wallboard manufacturer               304,900      9,909,250

 BUILDING MATERIALS - 1.2%
  LSI Industries, Inc. - manufacturer of lighting
   fixtures and graphic elements                           85,500      1,999,845
  (1)Simpson Manufacturing Company, Inc. -
   holding company                                         58,400      3,533,200
                                                                   -------------
                                                                       5,533,045
 CHEMICALS - 0.3%
  (1)America Pacific Corporation - specialty
   chemicals for aerospace and defense                    201,100      1,295,084

 CONTAINERS & PACKAGING: METAL & GLASS - 0.3%
  Greif Brothers Corporation, Class A -
   shipping containers and packaging manufacturer          48,900      1,484,115

 CONSTRUCTION - 1.3%
  (1)EMCOR Group, Inc. - mechanical and
   electrical contractor                                  170,400      6,159,960

 COPPER - 2.3%
  (1)Mueller Industries, Inc. -
   plumbing products manufacturer                         324,400     10,676,004

 DIVERSIFIED MATERIALS & PROCESSING - 2.4%
  CLARCOR, Inc. - filtration products                     404,200     10,852,770

 METAL FABRICATING - 3.0%
  Insteel Industries, Inc. - steel wire
   products manufacturer                                  169,200        236,880
  Kaydon Corporation - custom-engineered
   industrial products                                    356,900      9,154,485
  Roanoke Electronic Steel Corporation -
   fabricated steel products                              252,100      4,401,666
                                                                   -------------
                                                                      13,793,031
 METALS & MINERALS MISCELLANEOUS - 2.8%
  Cleveland-Cliffs, Inc. - iron ore supplier              249,000      4,606,500
  Minerals Technologies, Inc. - synthetic
    & specialty mineral products                          188,400      8,086,128
                                                                   -------------
                                                                      12,692,628
 PAINTS & COATINGS - 0.1%
  (1)CFC International, Inc. -
   specialty chemical coatings                            100,100        440,440

                                       41
                                 -------------
                                   FORTY-ONE

                                     ------
                                     ARTVX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
MATERIALS & PROCESSING (CONTINUED)
 STEEL - 2.3%
  AK Steel Holding Corporation - flat rolled
   carbon steel manufacturer                              629,200   $  7,890,168
  Schnitzer Steel Industries, Inc., Class A -
   steel scrap processor and minimill operation           177,700      2,532,225
                                                                   -------------
                                                                      10,422,393
 TEXTILE PRODUCTS - 0.7%
  Velcro Industries, N.V. - manufacturer of
   Velcro brand fasteners                                 315,600      3,400,590

OTHER - 2.0%
 MULTI-SECTOR COMPANIES - 2.0%
  Carlisle Companies, Inc. - diversified manufacturer
   of durable products                                    227,700      7,939,899
  National Service Industries, Inc. -
   diversified service
   and manufacturing company                               51,200      1,155,584
                                                                   -------------
                                                                       9,095,483
OTHER ENERGY - 9.7%
 OIL: CRUDE PRODUCERS - 9.7%
  (1)3TEC Energy Corp. - oil and natural gas
   exploration/production                                  73,900      1,311,725
  Cabot Oil & Gas Corporation, Class A -
   natural gas exploration/production                     249,900      6,097,560
  Forest Oil Corporation - oil and natural gas
   exploration/production                                 305,258      8,547,224
  (1)Nuevo Energy Company - oil and natural gas
   exploration/production                                 411,000      6,699,300
  Prima Energy Corporation - oil and natural gas
   exploration/production                                  56,100      1,351,449
  (1)Pure Resources, Inc. - oil and natural gas
   exploration/production                                 290,219      5,223,942
  (1)Range Resources Corp. - oil and natural gas
   exploration/production                                 260,800      1,564,800
  St. Mary Land & Exploration Company - oil and
   natural gas exploration/production                     300,700      7,024,352
  (1)Stone Energy Corp. - oil and natural gas
   exploration/production                                 149,100      6,605,130
                                                                   -------------
                                                                      44,425,482
PRODUCER DURABLES - 13.4%
 ELECTRICAL EQUIPMENT & COMPONENTS - 3.4%
  Franklin Electric Co. - electric motor manufacturer      51,700      3,924,030
  (1)Genlyte Group, Inc. - commercial, industrial
   and residential lighting                               376,200     11,628,342
                                                                   -------------
                                                                      15,552,372
 MACHINE TOOLS - 2.0%
  Lincoln Electric Holdings, Inc. - welding products      411,700      9,353,824

 MACHINERY: ENGINES - 2.2%
  Briggs & Stratton Corporation - manufacturer of
   air-cooled gasoline engines                            244,600     10,297,660

 MACHINERY: INDUSTRIAL/SPECIALTY - 2.9%
  Tecumseh Products Company - pump, compressor and
   engine component manufacturer                          171,400      8,484,300
  Thomas Industries, Inc. - compressor and vacuum
   pump manufacturer                                      149,500      4,410,250
  Twin Disc, Inc. - heavy-duty power transmission
   equipment manufacturer                                  25,500        404,175
                                                                   -------------
                                                                      13,298,725
 MANUFACTURING - 0.1%
  Smith Investment Company - multi-industry
   holding company                                         16,500        480,563

 OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.9%
  Kimball International, Inc. - diversified
   furniture manufacturer                                 220,800      3,996,480

 POWER TRANSMISSION EQUIPMENT - 1.9%
  Regal-Beloit Corporation -
   electrical equipment manufacturer                      429,300      8,929,440

                                       42
                                 -------------
                                   FORTY-TWO

                                     ------
                                     ARTVX
                                     ------


---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
TECHNOLOGY - 0.7%
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 0.7%
  (1)Structural Dynamics Research Corp. -
   developer and distributor of software solutions         87,200  $   2,136,400
  Timberline Software Corporation -
   computer software developer                            187,300        964,595
                                                                   -------------
                                                                       3,100,995
UTILITIES - 1.5%
 UTILITIES: GAS DISTRIBUTORS - 1.5%
  UGI Corporation - distributor of natural gas,
   electricity and propane                                259,600      7,009,200

                                                                   -------------
 TOTAL COMMON STOCKS (cost $349,714,748)                             407,714,454

                                                         PAR
                                                       AMOUNT
                                                      =========

SHORT-TERM INVESTMENTS - 11.3%
 Repurchase agreement with State Street Bank
  and Trust Company, 2.75%, dated 6/29/2001,
  due 7/2/2001, maturity value $52,174,954,
  collateralized by $53,214,494 market value U.S.
  Treasury Bond, 5.25% due 2/15/2029
  (Cost $52,163,000)                                  $52,163,000     52,163,000
                                                                   -------------

 TOTAL INVESTMENTS - 99.9% (cost $401,877,748)                       459,877,454

 OTHER ASSETS LESS LIABILITIES - 0.1%                                    462,184
                                                                   -------------

 TOTAL NET ASSETS - 100.0%(2)                                       $460,339,638
                                                                   =============


(1)Non-income producing securities.
(2)Percentages for the various classifications relate to total net assets.


    The accompanying notes are an integral part of the financial statements.

                                       43
                                 -------------
                                  FORTY-THREE

ARTISAN FUNDS, INC.

Statements of Assets & Liabilities - June 30, 2001


                                              INTERNATIONAL       MID CAP
                                                   FUND             FUND
                                             ===============  ===============
ASSETS:
Investments in securities, at value           $5,356,142,527   $1,555,986,362
Cash                                                     726              437
Receivable from investments sold                  59,324,707       13,822,083
Receivable from forward currency contracts        55,964,468                -
Receivable from fund shares sold                  52,252,619       15,958,414
Interest receivable                                   35,124           14,332
Dividends receivable                               8,107,131          579,214
Receivable from Adviser                                    -                -
Organizational costs                                       -            5,671
                                             ---------------  ---------------
TOTAL ASSETS                                   5,531,827,302    1,586,366,513

LIABILITIES:
Payable for investments purchased                 72,860,307       38,925,210
Payable for forward currency contracts            56,234,910                -
Payable for fund shares redeemed                   6,351,608          973,994
Payable for organizational costs                           -            5,671
Payable for operating expenses                     2,157,520          652,058
Other liabilities                                    533,335                -
                                             ---------------  ---------------
TOTAL LIABILITIES                                138,137,680       40,556,933
                                             ---------------  ---------------
TOTAL NET ASSETS                              $5,393,689,622   $1,545,809,580
                                             ===============  ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding            $6,295,688,732   $1,555,452,488
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                         (284,056,499)      105,388,337
Accumulated undistributed
  net investment income (loss)                    20,360,137                -
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                (638,302,748)    (115,031,245)
                                             ---------------  ---------------
                                              $5,393,689,622   $1,545,809,580
                                             ===============  ===============

SUPPLEMENTARY
INFORMATION:
Net assets
     Investor shares                          $3,907,061,429  $ 1,333,577,521
     Institutional shares                     $1,486,628,193  $   212,232,059
Number of shares outstanding
     Investor shares                             200,104,965       50,465,269
     Institutional shares                         75,789,236        8,013,944
Net asset value per share
     Investor shares                                 $ 19.53         $  26.43
     Institutional shares                            $ 19.62         $  26.48
Cost of securities held                       $5,639,866,103   $1,450,598,025

    The accompanying notes are an integral part of the financial statements.

                                       44
                                 -------------
                                   FORTY-FOUR


                                                 MID CAP VALUE       SMALL CAP        SMALL CAP
                                                     FUND              FUND           VALUE FUND
                                                ===============   ===============  ===============
ASSETS:
Investments in securities, at value                 $13,452,129     $144,305,462      $459,877,454
Cash                                                        401              262               550
Receivable from investments sold                        246,805        2,941,881           773,578
Receivable from forward currency contracts                    -                -                 -
Receivable from fund shares sold                         95,868          224,137         1,183,725
Interest receivable                                         238              796             7,969
Dividends receivable                                      8,631           79,153           389,751
Receivable from Adviser                                  63,699                -                 -
Organizational costs                                          -                -             8,844
                                                ---------------  ---------------   ---------------
TOTAL ASSETS                                         13,867,771      147,551,691       462,241,871

LIABILITIES:
Payable for investments purchased                       592,315        2,047,639         1,271,187
Payable for forward currency contracts                        -                -                 -
Payable for fund shares redeemed                          1,031            5,890           454,888
Payable for organizational costs                              -                -             8,844
Payable for operating expenses                           50,471          112,303           167,314
Other liabilities                                            77                -                 -
                                                ---------------  ---------------   ---------------
TOTAL LIABILITIES                                       643,894        2,165,832         1,902,233
                                                ---------------  ---------------   ---------------
TOTAL NET ASSETS                                    $13,223,877     $145,385,859      $460,339,638
                                                ===============  ===============   ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding                  $12,349,599     $125,098,180      $377,514,078
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                                  841,965       24,565,628        57,999,706
Accumulated undistributed
  net investment income (loss)                                -                -           627,062
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                          32,313      (4,277,949)        24,198,792
                                                ---------------  ---------------   ---------------
                                                    $13,223,877     $145,385,859      $460,339,638
                                                ===============  ===============   ===============

SUPPLEMENTARY
INFORMATION:
Net assets
     Investor shares                               $ 13,223,877    $ 145,385,859      $460,339,638
     Institutional shares
Number of shares outstanding
     Investor shares                                  1,182,385       10,391,920        35,272,808
     Institutional shares
Net asset value per share
     Investor shares                                    $ 11.18          $ 13.99           $ 13.05
     Institutional shares
Cost of securities held                             $12,610,172     $119,739,834      $401,877,748


    The accompanying notes are an integral part of the financial statements.

                                       45
                                 -------------
                                   FORTY-FIVE

ARTISAN FUNDS, INC.

Statements of Operations - For the Year Ended June 30, 2001


                                              INTERNATIONAL       MID CAP
                                                   FUND             FUND
                                             ===============  ===============
INVESTMENT INCOME:
Interest...................................    $  11,845,367     $  2,964,865
Dividends..................................    71,594,306(1)        3,495,021
                                             ---------------  ---------------
TOTAL INVESTMENT INCOME....................       83,439,673        6,459,886

EXPENSES:
Advisory fees..............................       46,330,443        8,031,885
Transfer agent fees
     Investor Shares.......................        6,679,010        1,400,134
     Institutional Shares..................           30,476           16,024
Shareholder communications
     Investor Shares.......................          757,995          208,894
     Institutional Shares..................            5,972            2,446
Custodian fees.............................        2,867,504          152,036
Accounting fees............................           80,523           58,073
Professional fees..........................          159,298           46,605
Registration fees
     Investor Shares.......................          597,561          424,086
     Institutional Shares..................          275,108           55,095
Directors' fees............................           31,008           20,664
Organizational costs.......................            3,660            5,673
Other operating expenses...................          101,775           20,090
                                             ---------------  ---------------
Total operating expenses before amounts
     waived or paid by the Adviser                57,920,333      10,441,705
Less amounts waived or paid by the Adviser.                -                -
                                             ---------------  ---------------
NET EXPENSES...............................       57,920,333       10,441,705
                                             ---------------  ---------------
NET INVESTMENT INCOME (LOSS)...............       25,519,340      (3,981,819)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments...........................    (637,643,745)    (104,548,994)
     Foreign currency related transactions.      (2,559,892)                -
                                             ---------------  ---------------
     ......................................    (640,203,637)    (104,548,994)
Net increase (decrease) in unrealized
  appreciation on:
     Investments...........................    (772,546,781)       61,360,940
     Foreign currency related transactions.        (143,487)                -
                                             ---------------  ---------------
                                               (772,690,268)       61,360,940
                                             ---------------  ---------------
NET GAIN (LOSS) ON INVESTMENTS.............  (1,412,893,905)     (43,188,054)
                                             ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............  (1,387,374,565)     (47,169,873)
                                             ===============  ===============

(1)Net of foreign taxes withheld of $10,151,480.
(2)For the period from commencement of operations (March 28, 2001) through June 30, 2001.

    The accompanying notes are an integral part of the financial statements.

                                       46
                                 -------------
                                   FORTY-SIX

                                              MID CAP VALUE       SMALL CAP        SMALL CAP
                                                 FUND(2)            FUND           VALUE FUND
                                             ===============   ===============  ===============
INVESTMENT INCOME:
Interest...................................        $  11,867       $  346,073      $  1,185,198
Dividends..................................           21,006          666,201         4,473,505
                                             ---------------  ---------------   ---------------
TOTAL INVESTMENT INCOME....................           32,873        1,012,274         5,658,703

EXPENSES:
Advisory fees..............................           24,752        1,537,430         3,432,180
Transfer agent fees
     Investor Shares.......................           26,059          238,426           380,554
     Institutional Shares..................
Shareholder communications
     Investor Shares.......................            5,494           47,589            49,383
     Institutional Shares..................
Custodian fees.............................           17,659           48,229            62,800
Accounting fees............................           10,570           42,893            42,539
Professional fees..........................            9,749           28,289            31,030
Registration fees
     Investor Shares.......................           32,873           78,598            68,627
     Institutional Shares..................
Directors' fees............................                -           20,664            20,664
Organizational costs.......................                -                -             7,073
Other operating expenses...................              847           12,793            10,188
                                             ---------------  ---------------   ---------------
Total operating expenses before amounts
     waived or paid by the Adviser                  128,003         2,054,911        4,105,038
Less amounts waived or paid by the Adviser.         (82,374)                -                 -
                                             ---------------  ---------------   ---------------
NET EXPENSES...............................           45,629        2,054,911         4,105,038
                                             ---------------  ---------------   ---------------
NET INVESTMENT INCOME (LOSS)...............         (12,756)      (1,042,637)         1,553,665

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments...........................           76,594      (7,928,378)        31,885,967
     Foreign currency related transactions.                -                -                 -
                                             ---------------  ---------------   ---------------
     ......................................           76,594      (7,928,378)        31,885,967
Net increase (decrease) in unrealized
  appreciation on:
     Investments...........................          841,965        2,828,191        53,782,086
     Foreign currency related transactions.                -                -                 -
                                             ---------------  ---------------   ---------------
                                                     841,965        2,828,191        53,782,086
                                             ---------------  ---------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS.............          918,559      (5,100,187)        85,668,053
                                             ---------------  ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............         $905,803     $(6,142,824)       $87,221,718
                                             ===============  ===============   ===============


    The accompanying notes are an integral part of the financial statements.

                                       47
                                 -------------
                                  FORTY-SEVEN

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets



                                                     INTERNATIONAL FUND                   MID CAP FUND
                                              ================================  ================================
                                                   YEAR              YEAR             YEAR              YEAR
                                                   ENDED            ENDED            ENDED             ENDED
                                                  6/30/01          6/30/00          6/30/01           6/30/00
                                              ==============    ==============   ==============    ==============
OPERATIONS:
Net investment income (loss)...............    $  25,519,340    $ (1,607,467)    $  (3,981,819)     $  (841,183)
Net realized gain (loss) on:
     Investments...........................    (637,643,745)      762,210,703     (104,548,994)       18,317,700
     Foreign currency related transactions.      (2,559,892)      (3,264,458)                 -                -
Net increase (decrease) in unrealized
  appreciation on:
     Investments...........................    (772,546,781)      327,576,193        61,360,940       35,776,647
     Foreign currency related transactions.        (143,487)           29,364                 -                -
                                             ---------------  ---------------   ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............  (1,387,374,565)    1,084,944,335      (47,169,873)       53,253,164

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares.......................                -      (1,579,375)                 -                -
     Institutional Shares..................                -      (1,166,198)                 -
Net realized gains on investment
     transactions:
     Investor Shares.......................    (479,303,458)     (36,202,670)      (19,248,166)      (2,623,181)
     Institutional Shares..................    (161,918,593)     (10,501,625)       (3,749,681)
                                             ---------------  ---------------   ---------------  ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS...    (641,222,051)     (49,449,868)      (22,997,847)      (2,623,181)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ....    2,551,310,160    2,711,977,012     1,390,998,425      131,029,274
                                             ---------------  ---------------   ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....      522,713,544    3,747,471,479     1,320,830,705      181,659,257
Net assets, beginning of period............    4,870,976,078    1,123,504,599       224,978,875       43,319,618
                                             ---------------  ---------------   ---------------  ---------------
NET ASSETS, END OF PERIOD..................   $5,393,689,622   $4,870,976,078    $1,545,809,580     $224,978,875
                                             ===============  ===============   ===============  ===============



                                       48
                                 -------------
                                  FORTY-EIGHT


(1) For the period from commencement of operations (March 28, 2001) through June 30, 2001.

    The accompanying notes are an integral part of the financial statements.


                                            MID CAP VALUE FUND          SMALL CAP FUND                   SMALL CAP VALUE FUND
                                            ===================  ===========================         =============================
                                                  PERIOD             YEAR             YEAR              YEAR               YEAR
                                                   ENDED            ENDED            ENDED             ENDED              ENDED
                                                6/30/01(1)         6/30/01          6/30/00           6/30/01            6/30/00
                                            ===================  ===========       ==========       ===========         ==========
OPERATIONS:
Net investment income (loss)...............       $ (12,756)    $ (1,042,637)    $  (1,371,194)     $  1,553,665        $  908,610
Net realized gain (loss) on:
     Investments...........................           76,594      (7,928,378)        47,504,368       31,885,967        10,515,241
     Foreign currency related transactions.                -                -                 -                -                 -
Net increase (decrease) in unrealized
  appreciation on:
     Investments...........................          841,965        2,828,191         2,030,693       53,782,086         1,889,663
     Foreign currency related transactions.                -                -                 -                -                 -
                                              --------------   --------------    --------------   --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............          905,803      (6,142,824)        48,163,867       87,221,718        13,313,514

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares.......................                -                -                 -      (1,409,542)         (284,790)
     Institutional Shares..................
Net realized gains on investment
     transactions:
     Investor Shares.......................                -      (8,100,422)                 -     (13,001,360)       (3,661,649)
     Institutional Shares..................
                                              --------------   --------------    --------------   --------------    --------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS...                -      (8,100,422)                 -     (14,410,902)       (3,946,439)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ....       12,318,074     (25,763,637)      (37,327,000)      125,871,818       174,489,907
                                              --------------   --------------    --------------   --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....       13,223,877     (40,006,883)        10,836,867      198,682,634       183,856,982
Net assets, beginning of period............                -      185,392,742       174,555,875      261,657,004        77,800,022
                                              --------------   --------------    --------------   --------------    --------------
NET ASSETS, END OF PERIOD..................      $13,223,877     $145,385,859      $185,392,742     $460,339,638    $  261,657,004
                                              ==============   ==============    ==============   ==============    ==============


    The accompanying notes are an integral part of the financial statements.

                                       49
                                 -------------
                                   FORTY-NINE

ARTISAN FUNDS, INC.

Financial Highlights - For a share outstanding throughout each period


                                                                                            TOTAL
                                             NET ASSET         NET        NET REALIZED      INCOME       DIVIDENDS
                             YEAR OR           VALUE        INVESTMENT   AND UNREALIZED  (LOSS) FROM      FROM NET
                             PERIOD          BEGINNING        INCOME     GAIN (LOSS) ON   INVESTMENT     INVESTMENT
                              ENDED          OF PERIOD        (LOSS)      INVESTMENTS     OPERATIONS       INCOME
                              ----------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                              ----------------------------------------------------------------------------------------
INVESTOR                      6/30/01           $ 30.16      $ 0.10(1)       $ (7.18)       $ (7.08)           $  -
SHARES                        ----------------------------------------------------------------------------------------
                              6/30/00             18.67      (0.03)(1)          12.08          12.05         (0.02)
                              ----------------------------------------------------------------------------------------
                              6/30/99             16.25        0.08(1)           2.62           2.70         (0.04)
                              ----------------------------------------------------------------------------------------
                              6/30/98             14.48        0.06(1)           3.04           3.10         (0.20)
                              ----------------------------------------------------------------------------------------
                              6/30/97             12.08           0.07           2.44           2.51         (0.02)
                              ----------------------------------------------------------------------------------------

                              ----------------------------------------------------------------------------------------
INSTITUTIONAL                 6/30/01           $ 30.22      $ 0.16(1)       $ (7.21)       $ (7.05)           $  -
SHARES                        ----------------------------------------------------------------------------------------
                              6/30/00             18.70        0.03(1)          12.09          12.12         (0.06)
                              ----------------------------------------------------------------------------------------
                              6/30/99             16.26        0.11(1)           2.62           2.73         (0.05)
                              ----------------------------------------------------------------------------------------
                              6/30/98             14.48        0.09(1)           3.04           3.13         (0.22)
                              ----------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                              ----------------------------------------------------------------------------------------
INVESTOR                      6/30/01           $ 27.57     $(0.13)(1)     $  0.02(8)       $ (0.11)           $  -
SHARES                        ----------------------------------------------------------------------------------------
                              6/30/00             16.67      (0.18)(1)          11.91          11.73              -
                              ----------------------------------------------------------------------------------------
                              6/30/99             13.69      (0.16)(1)           4.41           4.25              -
                              ----------------------------------------------------------------------------------------
                              6/30/98             10.00         (0.08)           4.56           4.48              -
                              ----------------------------------------------------------------------------------------
                              6/30/97(3)          10.00              -              -              -              -
                              ----------------------------------------------------------------------------------------

                              ----------------------------------------------------------------------------------------
INSTITUTIONAL                 6/30/01           $ 27.57     $(0.08)(1)     $  0.02(8)       $ (0.06)           $  -
SHARES                        ----------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                              ----------------------------------------------------------------------------------------
                              6/30/01(6)        $ 10.00     $(0.01)(1)        $  1.19        $  1.18           $  -
                              ----------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                              ----------------------------------------------------------------------------------------
                              6/30/01           $ 14.69     $(0.09)(1)     $  0.05(8)       $ (0.04)           $  -
                              ----------------------------------------------------------------------------------------
                              6/30/00             11.09      (0.10)(1)           3.70           3.60              -
                              ----------------------------------------------------------------------------------------
                              6/30/99             14.66         (0.08)         (2.53)         (2.61)              -
                              ----------------------------------------------------------------------------------------
                              6/30/98             15.11         (0.10)           2.23           2.13              -
                              ----------------------------------------------------------------------------------------
                              6/30/97             14.67         (0.04)           1.55           1.51              -
                              ----------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                              ----------------------------------------------------------------------------------------
                              6/30/01           $ 10.63      $ 0.05(1)        $  2.91        $  2.96       $ (0.05)
                              ----------------------------------------------------------------------------------------
                              6/30/00             10.59        0.06(1)           0.36           0.42         (0.03)
                              ----------------------------------------------------------------------------------------
                              6/30/99             11.37         (0.03)      (0.21)(8)         (0.24)              -
                              ----------------------------------------------------------------------------------------
                              6/30/98(9)          10.00         (0.03)           1.40           1.37              -
                              ----------------------------------------------------------------------------------------


(1)Computed based on average shares outstanding.
(2)The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
(3)For the period from commencement of operations (June 27, 1997) through June 30, 1997.
(4)Not annualized.
(5)Annualized.

  The accompanying notes are an integral part of the financial statements.

                                                                 50
                                                           -------------
                                                               FIFTY


                                                                                                              RATIO OF NET
                              DISTRIBUTIONS              NET ASSET                  NET ASSETS   RATIO OF      INVESTMENT
                                FROM NET                   VALUE                      END OF     EXPENSES    INCOME (LOSS) PORTFOLIO
                                REALIZED    TOTAL           END           TOTAL       PERIOD    TO AVERAGE     TO AVERAGE  TURNOVER
                                 GAINS  DISTRIBUTIONS    OF PERIOD        RETURN    (MILLIONS)  NET ASSETS     NET ASSETS    RATE
                             ----------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                             ----------------------------------------------------------------------------------------------------
INVESTOR                         $ (3.55)  $ (3.55)      $ 19.53        (24.7)%    $3,907.1      1.22%          0.45%      72.01%
SHARES                       ----------------------------------------------------------------------------------------------------
                                   (0.54)    (0.56)        30.16           65.6     3,734.8       1.27         (0.10)       99.02
                             ----------------------------------------------------------------------------------------------------
                                   (0.24)    (0.28)        18.67           17.4       943.9       1.38           0.59       79.41
                             ----------------------------------------------------------------------------------------------------
                                   (1.13)    (1.33)        16.25           24.1       414.5       1.45           0.37      109.42
                             ----------------------------------------------------------------------------------------------------
                                   (0.09)    (0.11)        14.48           20.9       449.2       1.61           1.07      103.66
                             ----------------------------------------------------------------------------------------------------


                             ---------------------------------------------------------------------------------------------------
INSTITUTIONAL                   $ (3.55)   $ (3.55)      $ 19.62        (24.5)%    $1,486.6      1.03%          0.70%      72.01%
SHARES                       ----------------------------------------------------------------------------------------------------
                                  (0.54)     (0.60)        30.22           66.0     1,136.2       1.08           0.09       99.02
                             ----------------------------------------------------------------------------------------------------
                                  (0.24)     (0.29)        18.70           17.6       179.6       1.17           0.68       79.41
                             ----------------------------------------------------------------------------------------------------
                                  (1.13)     (1.35)        16.26           24.4        82.6       1.25           0.68      109.42
                             ----------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                             ----------------------------------------------------------------------------------------------------
INVESTOR                        $ (1.03)   $ (1.03)      $ 26.43         (0.6)%    $1,333.6      1.31%        (0.52)%     153.95%
SHARES                       ----------------------------------------------------------------------------------------------------
                                  (0.83)     (0.83)        27.57           72.9       225.0       1.40         (0.79)      245.69
                             ----------------------------------------------------------------------------------------------------
                                  (1.27)     (1.27)        16.67           35.8        43.3    2.00(2)      (1.13)(2)      202.84
                             ----------------------------------------------------------------------------------------------------
                                  (0.79)    (0.79)         13.69           46.1        12.8    2.00(2)      (0.77)(2)      235.65
                             ----------------------------------------------------------------------------------------------------
                                       -          -        10.00         0.0(4)         1.8    0.00(5)        0.00(5)     0.00(4)
                             ----------------------------------------------------------------------------------------------------

                             ----------------------------------------------------------------------------------------------------
INSTITUTIONAL                   $ (1.03)   $ (1.03)      $ 26.48         (0.4)%    $  212.2      1.08%        (0.29)%     153.95%
SHARES                       ----------------------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                             ----------------------------------------------------------------------------------------------------
                               $     -       $    -      $ 11.18       11.8%(4)        13.2   1.84%(7)     (0.52)%(7)   40.72%(4)
                             ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                             ----------------------------------------------------------------------------------------------------
                               $  (0.66)   $ (0.66)      $ 13.99           0.1%   $   145.4      1.34%        (0.68)%     147.13%
                             ----------------------------------------------------------------------------------------------------
                                       -          -        14.69           32.5       185.4       1.35         (0.79)      193.76
                             ----------------------------------------------------------------------------------------------------
                                  (0.96)     (0.96)        11.09         (17.0)       174.6       1.37         (0.67)      155.38
                             ----------------------------------------------------------------------------------------------------
                                  (2.58)     (2.58)        14.66           14.7       304.1       1.33         (0.74)      134.67
                             ----------------------------------------------------------------------------------------------------
                                  (1.07)     (1.07)        15.11           11.3       267.8       1.41         (0.73)       87.18
                             ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                             ---------------------------------------------------------------------------------------------------
                                $ (0.49)   $ (0.54)      $ 13.05          28.8%    $  460.3      1.20%          0.45%      40.77%
                             ----------------------------------------------------------------------------------------------------
                                  (0.35)     (0.38)        10.63            4.2       261.7       1.35           0.60       38.19
                             ----------------------------------------------------------------------------------------------------
                                  (0.54)     (0.54)        10.59          (1.0)        77.8       1.66         (0.45)       49.29
                             ----------------------------------------------------------------------------------------------------
                                      -          -         11.37        13.7(4)        47.2    1.93(5)      (0.50)(5)    52.58(4)
                             ----------------------------------------------------------------------------------------------------


(6)For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(7)Annualized. The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 5.17% and (3.84%) for the period ended June 30, 2001.
(8)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(9)For the period from commencement of operations (September 29, 1997) through June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                                       51
                                 -------------
                                   FIFTY-ONE

ARTISAN FUNDS, INC.

Notes to Financial Statements - June 30, 2001

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of five open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):
     Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), Artisan Mid Cap Value Fund ("Mid Cap Value Fund"), Artisan Small Cap Fund ("Small Cap Fund") and Artisan Small Cap Value Fund ("Small Cap Value Fund"). International Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund and Small Cap Value Fund commenced operations on December 28, 1995, June 27, 1997, March 28, 2001, March 28, 1995 and
     September 29, 1997, respectively.

     Each Fund offers shares of capital stock of the class designated Investor Shares. The International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. On July 3, 2000, 2,232,499 Mid Cap Fund Investor Shares (with a net asset value of $61,550,008) were transferred to Mid Cap Fund Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     The International Fund Investor Shares, International Fund Institutional Shares, Mid Cap Fund Investor Shares, Mid Cap Fund Institutional Shares, Mid Cap Value Fund Investor Shares, Small Cap Fund Investor Shares and Small Cap Value Fund Investor Shares each have an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

                                       52
                                 -------------
                                   FIFTY-TWO

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

          Securities traded on the Nasdaq National Market ("Nasdaq") were valued at fair values on June 29, 2001, due to a Nasdaq system malfunction and resulting uncertainty of accurate closing prices for all Nasdaq traded securities. Fair values were determined using procedures established by the Funds' Board of Directors as follows:


                                                         Percent of Total
                                          Value             Net Assets
                                     ----------------    ----------------
          International Fund         $  96,542,740               1.79%
          Mid Cap Fund                 304,175,276               19.68
          Mid Cap Value Fund             3,071,767               23.23
          Small Cap Fund                79,210,740               54.48
          Small Cap Value Fund         129,561,563               28.14

          In addition, the International Fund, Mid Cap Fund, Small Cap Fund and Small Cap Value Fund each own other securities which are valued at fair values as determined using procedures established by the Funds' Board of Directors, aggregating $6,400,000, $128,240, $2,790,480 and
          $439,670, respectively, representing 0.12%, 0.01%, 1.92% and 0.10% of total net assets, respectively.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

                                       53
                                  -----------
                                  FIFTY-THREE

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

     (3)  TRANSACTIONS WITH AFFILIATES:
          Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

                    Average Daily Net Assets           Annual Rate
                    -----------------------------      -----------
                    Less than $500 million                1.000%
                    $500 million to $750 million          0.975%
                    $750 million to $1 billion            0.950%
                    Greater than $1 billion               0.925%

          Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

          During the year ended June 30, 2001, each director who is not an interested person of Artisan Funds or the Adviser received an annual retainer fee of $27,000, plus a fee of $1,000 for each in-person board meeting attended and $500 for each board meeting held by conference telephone and reimbursement of expenses related to his duties as a director of Artisan Funds.

     (4)  ORGANIZATIONAL COSTS:
          Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period.

     (5)  LINE OF CREDIT ARRANGEMENTS:
          Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the year ended June 30, 2001.

                                       54
                                 -------------
                                   FIFTY-FOUR

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the fiscal period ended June 30, 2001 were as follows:

      Fund                Security Purchases     Security Sales
      ----                ------------------    ----------------
      International         $5,320,202,109       $3,432,044,907
      Mid Cap                2,481,327,653        1,198,299,977
      Mid Cap Value             14,459,861            3,484,283
      Small Cap                219,100,089          255,656,751
      Small Cap Value          195,179,898          129,419,786

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                      Aggregate      Aggregate         Net
                                        Gross          Gross       Unrealized
                                     Unrealized     Unrealized    Appreciation/
                        Cost of     Appreciation   Depreciation  (Depreciation)
     Fund             Securities   on Investments on Investments on Investments
     ----             -----------  -------------- -------------- --------------
     International   $5,659,845,621   $283,204,634 $(586,907,728) $(303,703,094)
     Mid Cap          1,495,474,986    134,830,120   (74,318,744)    60,511,376)
     Mid Cap Value       12,694,455      1,019,291      (261,617)       757,674)
     Small Cap          124,017,783     25,838,671    (5,550,992)    20,287,679)
     Small Cap Value    402,329,007     71,142,996   (13,594,549)    57,548,447)

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. Certain Funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from security and foreign currency related transactions of $508,750,528 for the International Fund and security transactions for the Mid Cap Fund of $70,154,284 from November 1, 2000 to June 30, 2001 are recognized for federal income tax purposes in fiscal 2002. Losses on redemptions-in-kind for the Small Cap Fund of $5,996,006 included in net realized gain (loss) on investments in the Statement of Operations are not recognized for tax purposes.

     The International Fund generated $111,251,644 in capital loss carryforwards during the fiscal year ended June 30, 2001. These capital loss carryforwards are available to offset future realized capital gains through June 30, 2009. The International Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                       55
                                  -----------
                                   FIFTY-FIVE

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:




                                INTERNATIONAL FUND                 MID CAP FUND
                           ============================    ==========================
FISCAL YEAR ENDED            INVESTOR    INSTITUTIONAL    INVESTOR     INSTITUTIONAL
JUNE 30, 2001                 SHARES         SHARES        SHARES          SHARES
=========================   ===========  ==============  ===========   ==============
Net asset value of shares
  transferred ...........                                $(61,550,008)    $61,550,008
Proceeds from
  shares issued ......... $4,473,567,464   $795,518,272  1,641,785,894    159,249,857
Net asset value of shares
  issued in reinvestment
  of distributions  .....    454,153,202    156,791,262     18,694,286      3,697,764
Cost of shares redeemed..(3,232,410,045)   (96,309,995)  (424,952,905)    (7,476,471)
                        ----------------  -------------  -------------  -------------
Net increase (decrease)
  from fund share
  activities ............ $1,695,310,621   $855,999,539 $1,173,977,267  $ 217,021,158
                        ================  =============  =============  =============

Shares transferred.......                                  (2,232,499)      2,232,499
Shares sold..............    197,800,020     34,944,346     60,053,283      5,932,913
Shares issued in
  reinvestment of
  distributions .........     20,928,718      7,202,171        669,087        132,252
Shares redeemed..........  (142,470,095)    (3,947,922)   (16,183,492)      (283,720)
                        ----------------  -------------  -------------  -------------
Net increase (decrease)
  in capital shares .....     76,258,643     38,198,595     42,306,379      8,013,944
                        ================  =============  =============  =============



                                                                INTERNATIONAL FUND
                                                           ===========================
                                                          INVESTOR     INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2000                            SHARES          SHARES
===============================                          ===========   ==============
Proceeds from shares
  issued .........................................      $3,361,034,086  $ 732,197,055
Net asset value of shares
  issued in reinvestment
  of distributions  ..............................          35,772,431     11,657,657
Cost of shares redeemed...........................     (1,386,071,200)   (42,613,017)
                                                     ----------------- --------------
Net increase (decrease)
  from fund share
  activities .....................................      $2,010,735,317  $ 701,241,695
                                                     ================= ==============
Shares sold.......................................         121,721,356     28,963,140
Shares issued in
  reinvestment of
  distributions ..................................           1,613,817        525,593
Shares redeemed...................................        (50,050,726)    (1,500,866)
                                                     ----------------- --------------
Net increase (decrease)
  in capital shares ..............................          73,284,447     27,987,867
     .............................................   ================= ==============


                                      56
                                 -------------
                                  FIFTY-SIX



                                 MID CAP       SMALL CAP       SMALL CAP
                                VALUE FUND       FUND          VALUE FUND
                           === ===========    ===========     ===========
FISCAL YEAR ENDED               INVESTOR       INVESTOR        INVESTOR
JUNE 30, 2001                    SHARES         SHARES          SHARES
=========================      ===========   ===========     ===========
Net asset value of shares
  transferred ...........
Proceeds from
  shares issued .........     $14,614,854    $39,669,829   $194,412,076
Net asset value of shares
  issued in reinvestment
  of distributions  .....               -      7,968,833     14,078,427
Cost of shares redeemed..     (2,296,780)   (73,402,299)   (82,618,685)
                            -------------  -------------  -------------
Net increase (decrease)
  from fund share
  activities ............    $ 12,318,074  $(25,763,637)   $125,871,818
                            =============  =============  =============

Shares transferred.......
Shares sold..............       1,392,060      2,961,641     16,390,883
Shares issued in
  reinvestment of
  distributions .........               -        610,638      1,286,876
Shares redeemed..........       (209,675)    (5,798,183)    (7,016,513)
                            -------------  -------------  -------------
Net increase (decrease)
  in capital shares .....       1,182,385    (2,225,904)     10,661,246
                            =============  =============  =============


                                                         MID CAP       SMALL CAP       SMALL CAP
                                                          FUND           FUND          VALUE FUND
                                                       ===========    ===========     ===========
                                                        INVESTOR       INVESTOR        INVESTOR
FISCAL YEAR ENDED JUNE 30, 2000                          SHARES         SHARES          SHARES
===============================                        ===========   ===========     ===========
Proceeds from shares
  issued .........................................    $ 156,775,953   $ 40,911,154  $ 224,777,188
Net asset value of shares
  issued in reinvestment
  of distributions  ..............................        2,587,556             --      3,681,445
Cost of shares redeemed...........................     (28,334,235)   (78,238,154)   (53,968,726)
                                                     --------------  ------------- --------------
Net increase (decrease)
  from fund share
  activities .....................................   $  131,029,274$  (37,327,000)  $ 174,489,907
                                                     ==============  ============= ==============
Shares sold.......................................        6,614,713      3,079,071     22,250,750
Shares issued in
  reinvestment of
  distributions ..................................          142,017             --        375,264
Shares redeemed...................................      (1,195,955)    (6,201,323)    (5,359,491)
                                                     --------------  ------------- --------------
Net increase (decrease)
  in capital shares ..............................        5,560,775    (3,122,252)     17,266,523
     .............................................   ==============  ============= ==============


                                      57
                                 -------------
                                  FIFTY-SEVEN

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(9)  OTHER TAX INFORMATION (UNAUDITED):
     For the year ended June 30, 2001, of the ordinary income distributions paid by Mid Cap Fund, Small Cap Fund and Small Cap Value Fund, 16%, 1%, and 20%, respectively, are eligible for the dividends received deduction available to corporate shareholders.

     Each Fund hereby designates the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax returns.

                                   Long-Term Capital Gains
                                   ------------------------
     International Fund                $199,569,592
     Mid Cap Fund                         3,198,320
     Small Cap Fund                       5,065,343
     Small Cap Value Fund                 2,525,122

     The amounts above include earnings and profits distributed to shareholders on redemptions of fund shares.

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letters to shareholders included in this annual report include statistical information about the portfolios of each of the Artisan Funds. That information is as of June 30, 2001; it varies with changes in a Fund's portfolio investments.
                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. MEDIAN PRICE/INTRINSIC VALUE is the median ratio of the price of a company's common stock to Artisan Partners' estimate of the company's intrinsic value - the amount Artisan Partners thinks the company would be worth to a strategic buyer. Equal numbers of companies in the portfolio have median price/intrinsic value ratios higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the entire portfolio, including negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
Each Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. All of the indices are unmanaged and do not include the payment of sales commissions or other expenses that would be incurred in the purchase of the securities included in the index. All the index returns include reinvested dividends.

The indices to which the Funds are compared are:

ARTISAN INTERNATIONAL FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
(EAFE) includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000/R Index, an index of the largest 1,000 U.S. companies. The S&P MIDCAP 400 INDEX is an unmanaged, market-weighted index, with dividends reinvested, of 400 mid-cap companies.

ARTISAN MID CAP VALUE FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000/R Index, an index of the largest 1,000 U.S. companies. The RUSSELL MIDCAP/R VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

ARTISAN SMALL CAP FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2000 small companies.

ARTISAN SMALL CAP VALUE FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2000 small companies. The RUSSELL 2000/R VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Each LIPPER INDEX reflects the net asset weighted returns of the 30 largest mutual funds grouped by Lipper in the category reflected in the name of the index. Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund are included in their respective Lipper indices.

-------------------------------------------------------------------------------

                                       58
                                  ------------
                                  FIFTY-EIGHT

PRICEWATERHOUSECOOPERS (LOGO)

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      100 East Wisconsin Avenue
                                                      Suite 1500
                                                      Milwaukee WI 53202
                                                      Telephone (414) 212 1600

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, and Artisan Small Cap Value Fund (constituting Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

July 30, 2001

                                       59
                                  ------------
                                   FIFTY-NINE

(LOGO)
ARTISAN

                                                              ---------------
ARTISAN FUNDS                                                    PRSRT STD
P.O. BOX 8412                                                   U.S. POSTAGE
BOSTON, MA 02266-8412                                               PAID
800.344.1770                                                   Milwaukee, WI
WWW.ARTISANFUNDS.COM                                          PERMIT NO. 4134
                                                              ---------------


8/15/01 - A1118


                               ------------------
                                     (LOGO)
                               ------------------
                                     ANNUAL
                                     REPORT
                                  June 30, 2001
                              -------------------
                              -------------------
                                     ARTISAN
                               INTERNATIONAL FUND
                              Institutional Shares
                              -------------------

---------------------------------------------------------------TABLE OF CONTENTS


TABLE OF CONTENTS

---------------------------------------  ---------------------------------------
  2  LETTER TO SHAREHOLDERS               14  FINANCIAL HIGHLIGHTS
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
  6  SCHEDULE OF INVESTMENTS              15  NOTES TO
---------------------------------------       FINANCIAL STATEMENTS
---------------------------------------  ---------------------------------------
 11  STATEMENT OF ASSETS &               ---------------------------------------
     LIABILITIES                          19  NOTES ON PORTFOLIO STATISTICS
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
 12  STATEMENT OF OPERATIONS              20  REPORT OF
---------------------------------------       INDEPENDENT ACCOUNTANTS
---------------------------------------  ---------------------------------------
 13  STATEMENTS OF CHANGES IN
     NET ASSETS
---------------------------------------

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager, as of June 30, 2001. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD. Date of first use: 8/23/01.

                                  800.399.1770

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

------------------------------------------------------------INVESTMENT APPROACH


The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.



--------------------------------------------------------------------PERFORMANCE


The fiscal year that ended June 30, 2001, presented a host of challenges for international equities as reflected by the performance of Artisan International Fund, its benchmark index and its peer group. For the 12-month period, the Fund declined 24.53%, slightly trailing its benchmark, the Morgan Stanley EAFE Index
(EAFE), which fell 23.84%, and its peer group, the Lipper International Fund Index, which lost 22.21%. Yet, as we review the period, we believe we have cause for optimism.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 6/30/01)

                       ARTISAN                      Lipper
                    INTERNATIONAL    EAFE        International
                        FUND         Index        Fund Index
                    ------------- ------------- -------------

12/95                  10,000        10,000         10,000
                       10,000        10,000         10,025
                       10,730        10,289         10,467
                       11,820        10,452         10,895
                       12,050        10,439         10,903
12/96                  13,110        10,605         11,472
                       14,143        10,439         11,756
                       14,012        11,793         13,072
                       13,831        11,710         13,322
12/97                  13,851        10,793         12,303
                       15,411        12,381         14,129
                       17,970        12,512         14,249
                       16,003        10,734         12,001
12/98                  17,396        12,952         13,861
                       19,682        13,132         14,039
                       20,493        13,465         14,818
                       22,093        14,056         15,318
12/99                  27,550        16,444         19,105
                       39,806        16,427         19,223
                       33,667        15,776         18,320
                       33,972        14,503         16,976
12/00                  28,590        14,114         16,293
                       28,385        12,176         14,168
6/01                   26,774        12,015         14,251


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/01)

----------------------------------------------------------------------------------------------
                                                                              SINCE
   FUND / INDEX                             1-YEAR          5-YEAR          INCEPTION
----------------------------------------------------------------------------------------------
   Artisan International Fund
     (Institutional Shares)*                  -24.53%         17.25%          19.56%
----------------------------------------------------------------------------------------------
   EAFE Index                                 -23.84           2.83            3.39
----------------------------------------------------------------------------------------------
   Lipper International Fund Index            -22.21           5.52            6.64
----------------------------------------------------------------------------------------------


*Performance data shown relates to Investor Shares prior to 7/1/97 and the Institutional Shares subsequent to 7/1/97.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan International Fund on December 28, 1995 (the date the Fund began operations) to June 30, 1997, and in the Institutional Shares from July 1, 1997 to June 30, 2001. See page 19 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

                                                                              02
                                                                            ----
                                                                             TWO

--------------------------------------------------------------- 12 MONTH REVIEW

The fiscal year began with two disappointing quarters for non-U.S. equities and even a December rally could not remove the effects of international market volatility. Through December, international markets were unsettled in part by high energy prices, currency volatility, a Middle East political crisis and prolonged uncertainty over the outcome of the U.S. presidential election. Throughout the turmoil our financial holdings generally were some of our best performers while many of our telecommunications positions were pressured significantly.

In January we opened the second half of the 12-month period on a more positive note. Emerging markets in Asia and Latin American rebounded and generally our media, telecommunications and financial holdings edged into positive territory. But February and March saw many international markets falling, a number of them more than 10%. Weakness in the U.S. economy and its equity markets contributed to investor uncertainty overseas as did Japan's continuing economic woes and declining earnings in Europe.

The decline in international markets generally persisted through the final quarter of the fiscal year. Multiple interest rate cuts by the Federal Reserve were unable to turn the slowing U.S. economy around, affecting overseas economies and threatening the earnings of non-U.S. companies. Although Europe's economies continued to grow, their momentum slowed and investor confidence in the region fell. Japan returned to negative growth as domestic output fell and exports slowed. Overall, Asian economies experienced pressure mostly due to a weak U.S. economy and reduced demand for their exports.

Adding to the turmoil was the continued strength of the U.S. dollar against most foreign currencies, which eroded the scant overseas equity returns for a U.S. dollar-based investor. As has been our practice, we did not hedge currency positions during the year.

In light of the difficult environment in the fiscal year's final six months, we proceeded cautiously, selectively adjusting the portfolio. For example, we repositioned ourselves in what we view as a changing telecommunications landscape by focusing on smaller markets that we believe offer attractive growth but may not be subject to the competitive price pressures found in more developed markets. With this in mind, we sold Nokia, Nortel and China Mobile and purchased Portugal Telecom and Brazil's Telesp Celular Participacoes.



GOOD IDEAS THAT WORKED                      %     GOOD IDEAS AT THE TIME                     %
                                            -                                                -
Clearnet Communications................. 58.42%   NTL, Inc................................ -71.71%
Bank of Ireland......................... 54.07    UnitedGlobalCom, Inc.................... -62.86
Abbey National PLC...................... 43.67    Carlton Communications PLC.............. -47.97
Fomento Economico Mexicano SA- ADR...... 24.95    Nippon Telegraph & Telephone Corp....... -44.46
Diageo PLC.............................. 21.95    Granada PLC............................. -37.02


For the year ended June 30, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Throughout the fiscal year, the portfolio benefited from several financials, such as Bank of Ireland and Abbey National PLC. However, some media positions, such as cable television holding UnitedGlobalCom and television broadcaster Carlton Communications, fell on reduced earnings visibility.

                                     (PHOTO)
                                 MARK L. YOCKEY
                                Portfolio Manager

"...we repositioned ourselves in what we view as a changing telecommunications landscape by focusing on smaller markets that we believe offer attractive growth but may not be subject to the competitive price pressures found in more developed markets."



                                  800.399.1770
                                                                            03
                                                                           -----
                                                                           THREE

------------------------------------------------------------PORTFOLIO STRATEGIES

As we have noted before, we are "bottom up" investors. In other words, we are stock pickers and customarily make decisions to buy or sell on a company-by-company basis. Though we work within the framework of what we consider potentially positive themes, we do not establish specific sector allocations. While we follow macroeconomic trends and political events, they are not typically major determinants in our decisions. For this reason, we say that our sector weightings, as well as our country and regional allocations, are a residual, or by-product, of our theme and company decisions.


REGION ALLOCATION

                       As of         As of
                      6/30/01       12/31/00
                      --------     ----------

North America           3.7%           5.8%
Europe                 70.4%          72.9%
Asia/Pacific           12.6%          14.9%
Latin America           8.3%           2.6%

Portfolio equities as a percentage of Fund total net assets.

We are carrying forward several themes we followed through most of the past fiscal year. One is financials, where we focused on asset gatherers such as banks and insurance companies. It's the sector in which we have our largest exposure, because we believe financials in Europe and other regions have the potential to benefit from the ongoing restructuring in the financial services landscape.

Mergers are one aspect of restructuring and we continue to experience what we consider significant merger announcements, most recently in Germany and France. We also believe potential bank restructuring in our two bank holdings in Singapore may benefit the portfolio.

Other elements of financial restructuring are the sweeping changes in the way individual savings and investments are managed. Privatization of pension accounts may provide opportunities for asset gatherers in Europe and other regions, as some countries move toward privatized retirement plans. For example, Germany passed a law establishing private defined contribution type pension plans and a similar, though less ambitious, plan passed in Japan.

In June we added shares of Deutsche Boerse, the newly listed German Stock Exchange, as another way to tap financial restructuring. We believe the restructuring and privatization may bring higher stock exchange turnover and consolidation among the various national exchanges. Even with market volatility, most asset gatherers continued to gain business and new accounts as demonstrated by UBS, one of the world's largest asset managers and a Top 10 Holding.

Media and advertising remains an important theme, despite the weakness in advertising spending brought on by the economic slowdown. For instance, we bought JC Decaux, the world's third largest outdoor advertising group, in the belief that media companies will eventually offer strong, sustained growth through deregulated competition.

Consumer staples also attracted our attention. Buys worth noting included Belgium brewer, Interbrew, and Dutch food products manufacturer Unilever. As a result of our ongoing selective repositioning, our holdings declined to 86 from 109 at June 30, 2000.

"...we believe financials in Europe and other regions have the potential to benefit from the ongoing restructuring in the financial services landscape."


Top 5 Country Allocations

United Kingdom...... 14.8%
Italy............... 11.5%
Germany............. 10.1%
Netherlands.......... 9.1%
Japan................ 8.6%

As of 6/30/01.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 6.

                                                                            04
                                                                           -----
                                                                            FOUR

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

TOP 10 HOLDINGS

COMPANY NAME                                   COUNTRY                  %
-----------------------------------------------------------------------------

Lloyds TSB Group PLC                           United Kingdom          3.1%
-----------------------------------------------------------------------------
Assicurazioni Generali S.p.A.                  Italy                   3.0
-----------------------------------------------------------------------------
Compass Group PLC                              United Kingdom          2.9
-----------------------------------------------------------------------------
Fortis (NL) NV                                 Netherlands             2.9
-----------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG  Germany                 2.8
-----------------------------------------------------------------------------
UBS AG                                         Switzerland             2.8
-----------------------------------------------------------------------------
Wolters Kluwer NV                              Netherlands             2.7
-----------------------------------------------------------------------------
Unilever NV                                    Netherlands             2.6
-----------------------------------------------------------------------------
Suez S.A.                                      France                  2.5
-----------------------------------------------------------------------------
Novartis AG                                    Switzerland             2.4
-----------------------------------------------------------------------------
TOTAL                                                                  27.7%

As a percentage of total net assets as of June 30, 2001. Portfolio holdings are subject to change.

On June 30, 2001, total net assets in the Fund were $5.4 billion, of which $1.5 billion was in the Institutional Share class. (By comparison, on June 30, 2000, Fund total net assets stood at $4.9 billion.) The Fund held 86 stocks in 22 countries. The median market cap of our holdings was $7.6 billion, and our weighted average market cap was $22.4 billion. Based on 2001 estimates, our weighted average growth rate of 14.5% fell below our weighted average P/E of 18.0X, as tempered growth prospects were not reflected in lower valuations. Our Top 10 Holdings comprised about a quarter of the portfolio. Our exposure to Europe is down slightly from December 31, 2000, but up significantly from the allocation at the end of our last fiscal year. Meanwhile our Asia/Pacific exposure, somewhat down from the December 31, 2000, allocation, is considerably less than the allocation one year ago. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 19.

We believe the portfolio is well positioned for both the current economic downturn and an eventual recovery. Europe remains our favored region. Despite its slump, Europe's economy is growing faster than our own. And its slowdown has not altered the trends that we believe are key to long-term growth. From corporate restructuring to industry consolidation and the creation of an equity culture, many changes continue to point to compelling long-term potential.

Conversely, we continue to be wary of significant exposure to Japan. Its economy appears to be slowing sharply and its structural problems remain. Japan must reduce its banks' bad debts, restructure its troubled industries and rein in the government's ballooning debt burden before it will be more attractive to us. The rest of Asia is affected by Japan and is struggling with weak exports to the West. Nonetheless, on a highly selective basis, we've managed to find investments that meet our criteria. In Latin America, we favor Mexico, which we believe has been tainted unfairly by problems in other emerging markets. We've found good companies there - well-managed and shareholder friendly.

As we look ahead, we'll continue doing what we do best: looking for well-managed, financially sound companies with above-average growth potential, selling at what we regard as attractive prices.

/s/Mark L. Yockey

The Fund's Institutional Shares were first offered July 1, 1997 to institutional investors meeting certain minimum investment requirements. A report on the Investor Shares is available under separate cover. Performance data herein relates to the Investor Shares prior to July 1, 1997 and to the Institutional Shares beginning July 1, 1997.

Top 5 Sectors

Financials...................... 37.4%
Consumer Discretionary ..........22.4%
Consumer Staples................ 13.4%
Telecommunication Services....... 8.2%
Healthcare....................... 4.4%

As of 6/30/01.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 10.


                                  800.399.1770

                                                                            05
                                                                           -----
                                                                           FIVE

ARTISAN
INTERNATIONAL FUND

Schedule of Investments - June 30, 2001



                                                                             SHARES
                                                                              HELD          VALUE
                                                                           ==========   ============
COMMON AND PREFERRED STOCKS - 94.9%

AUSTRALIA - 2.0%
  Commonwealth Bank of Australia - diversified financial services           4,022,600   $ 68,609,759
  National Australia Bank Ltd. - diversified financial services             2,293,363     40,332,285
                                                                                        ------------
                                                                                         108,942,044
BELGIUM - 3.2%
  Delhaize Le Lion S.A. - retail supermarkets and drugstores                  152,346      9,018,024
  Dexia - municipal lending services                                          691,120     10,975,820
  Groupe Bruxelles Lambert S.A. - media and utility companies                 698,722     39,199,123
(1)Interbrew - brewery                                                      4,202,313    112,535,469
                                                                                        ------------
                                                                                         171,728,436
BRAZIL - 2.3%
  Petroleo Brasileiro S.A. (ADR) - oil, gas and petrochemical producer      3,355,500     87,243,000
  Tele Norte Leste Participacoes S.A. - Preferred - (ADR) -
    telecommunication services                                              1,529,800     23,344,748
  Telesp Celular Participacoes S.A.(2) - Preferred - (ADR) -
    telecommunication services                                                944,800     14,313,720
                                                                                        ------------
                                                                                         124,901,468
CANADA - 3.7%
(1)AT&T Canada, Inc.(2) - Class B - telecommunication services              3,207,400     96,542,740
  CanWest Global Communications Corporation - television
    and cable broadcasting                                                  2,139,798     19,951,332
(1)Corus Entertainment, Inc. - Class B - multimedia                         2,026,950     46,346,313
  Four Seasons Hotels, Inc.(2) - luxury hotels                                 31,200      1,726,920
  Molson, Inc. - Class A - brewery                                            553,900     17,519,241
  Rogers Communications, Inc. - Class B - cable television                  1,150,800     17,183,137
                                                                                        ------------
                                                                                         199,269,683
DENMARK - 0.7%
  Novo-Nordisk A/S - Class B - pharmaceuticals                                905,300     40,082,142

FRANCE - 3.6%
(1)JC Decaux S.A. - advertising services                                    3,732,000     49,970,382
  Publicis Groupe S.A. - advertising services                                 472,630     11,455,138
  Suez S.A. - building and construction                                     4,191,765    134,987,784
                                                                                        ------------
                                                                                         196,413,304
GERMANY - 10.1%
  Allianz AG - insurance and financial services                               430,200    125,686,498
  Beiersdorf AG - personal care products                                       86,725      9,076,642
  Deutsche Boerse AG - diversified financial services                       1,176,611     41,579,849
  Ergo Versicherungs Gruppe AG - multi-line insurance                         398,050     58,576,897
  KDG Investors, L.P.(3) - cable television                                10,000,000      6,400,000
  Muenchener Rueckversicherungs-Gesellschaft AG - reinsurance                 546,700    152,518,612
  ProSieben Sat.1 Media AG - Preferred - television broadcaster             5,024,484     72,896,919
  Software AG - computer software and services                              1,208,312     79,051,540
                                                                                        ------------
                                                                                         545,786,957


                                                                             06
                                                                            ----
                                                                             SIX

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                                          SHARES
                                                                           HELD          VALUE
                                                                        =========     ============
IRELAND - 1.7%
  Bank of Ireland - commercial bank                                       8,966,535   $ 88,904,645

ITALY - 11.5%
  Assicurazioni Generali S.p.A. - multi-line insurance                    5,445,300    163,818,939
  Autogrill S.p.A. - restaurants                                          5,913,550     63,795,585
  Autostrade - Concessioni e Costruzioni Autostrade S.p.A. -
    transportation services                                               6,340,500     41,212,866
  Buzzi Unicem S.p.A. - building products                                 1,039,750      8,159,318
  Gucci Group NV(2) - apparel manufacturer                                  879,900     73,691,626
  IntesaBCI S.p.A. - money center bank                                   15,925,205     56,277,530
  Mediobanca S.p.A. - investment banking                                  4,647,000     49,698,808
  Rolo Banca 1473 S.p.A. - commercial bank                                5,728,007     84,365,961
  Unicredito Italiano S.p.A. - commercial bank                           18,862,200     81,042,765
                                                                                      ------------
                                                                                       622,063,398
JAPAN - 8.6%
  Banyu Pharmaceutical Co., Ltd. - pharmaceuticals                        3,570,400     65,418,684
  Honda Motor Co., Ltd. - automobile manufacturer                         2,825,800    124,171,150
  Promise Co., Ltd. - consumer finance                                    1,541,600    127,076,001
  Takefuji Corporation - consumer finance                                   941,900     85,572,345
  Toho Co., Ltd. - motion pictures and services                             148,300     17,718,467
  Tokyo Broadcasting System, Inc. - television broadcasting               2,229,000     42,896,320
                                                                                      ------------
                                                                                       462,852,967
KOREA - 0.6%
  Cheil Communications, Inc. - advertising agencies                          36,670      3,186,244
  SK Telecom Co., Ltd. (ADR) - cellular telecommunication services        1,785,600     30,176,640
                                                                                      ------------
                                                                                        33,362,884
LUXEMBOURG - 0.9%
  RTL Group - television and radio broadcasting                             751,304     45,746,347

MEXICO - 6.0%
  America Movil, S.A. de C.V. (ADR)(2) - telecommunication services       2,531,500     52,807,090
  Cemex, S.A. de C.V. (ADR) - cement                                        601,400     15,937,100
  Fomento Economico Mexicano, S.A. de C.V. (ADR)(2) - brewer              2,141,000     91,656,210
(1)Seguros Comercial America - Class B - multi-line insurance               569,000      1,319,602
  Telefonos De Mexico, S.A. de C.V. (ADR) - telecommunication services    2,521,700     88,486,453
  Wal-Mart De Mexico, S.A. de C.V. - discount department stores          27,778,200     75,465,899
                                                                                      ------------
                                                                                       325,672,354
NETHERLANDS - 9.1%
(1)Fortis (NL) NV - diversified financial services                        6,413,338    156,092,670
  Unilever NV - food and household products manufacturer                  2,321,900    139,312,701
  Van der Moolen Holding NV - financial services                          1,874,611     49,088,932
  Wolters Kluwer NV - publishing                                          5,448,214    146,592,527
                                                                                      ------------
                                                                                       491,086,830
NORWAY - 0.1%
  P4 Radio Hele Norge ASA - radio broadcasting                            1,139,600      3,175,836

POLAND - 0.2%
(1)Bank Polska Kasa Opieki S.A. - commercial bank                           453,935      7,786,600

PORTUGAL - 0.7%
  Portugal Telecom, SGPS, S.A. - telecommunication services               5,521,500     38,556,557


                                                                            07
                                                                           -----
                                                                          SEVEN

---------------------------------------------------------SCHEDULE OF INVESTMENTS



                                                                           SHARES
                                                                            HELD          VALUE
                                                                          =========   ============
SINGAPORE - 1.4%
  DBS Group Holdings Ltd. - money center bank                             6,981,807   $ 51,348,087
  Oversea Chinese Banking Corporation Ltd. - money center bank            3,957,750     25,849,190
                                                                                      ------------
                                                                                        77,197,277
SPAIN - 5.4%
  Acciona, S.A. - construction services                                     657,035     24,499,382
  Altadis, S.A. - tobacco                                                 5,069,910     72,352,956
  Centros Comerciales Carrefour, S.A. - retail hypermarkets               3,301,313     44,203,609
  Corporacion Mapfre, Compania Internacional de Reaseguros, S.A. -
    multi-line insurance                                                    867,606     18,153,383
(1)Industria de Diseno Textil, S.A. - apparel manufacturer                3,457,700     55,234,777
(1)Promotora de Informaciones, S.A. (Prisa) - multimedia                  1,316,815     14,060,775
  Repsol YPF, S.A. - oil and natural gas exploration and production       3,696,611     61,087,494
                                                                                      ------------
                                                                                       289,592,376
SWEDEN - 0.8%
  Swedish Match AB - tobacco                                              9,703,000     45,512,094

SWITZERLAND - 7.5%
  Julius Baer Holding AG - Class B - commercial bank                         12,765     49,134,414
  Lonza AG - specialty chemicals                                             76,240     44,517,540
  Novartis AG - pharmaceuticals                                           3,642,850    131,905,033
  Swiss Re - reinsurance products                                            14,332     28,656,023
  UBS AG - money center bank                                              1,055,670    151,313,679
                                                                                      ------------
                                                                                       405,526,689
UNITED KINGDOM - 14.8%
  Abbey National PLC - mortgage banks                                     2,216,128     38,528,411
  Aegis Group PLC - advertising services                                  2,360,471      3,440,600
  British American Tobacco PLC - tobacco                                  9,705,716     74,493,649
  British Telecommunications PLC - telecommunication services            10,965,752     68,876,080
  Carlton Communications PLC - television broadcaster                    15,499,443     73,723,614
  Compass Group PLC - hospitality services                               19,902,257    157,939,739
  Diageo PLC - food and alcoholic beverages                               9,804,600    107,700,978
  Granada PLC - media services                                           37,527,712     77,954,156
  Lloyds TSB Group PLC - money center bank                               16,627,423    165,788,106
(1)NTL, Inc.(2) - communication services                                  2,302,500     27,745,125
                                                                                      ------------
                                                                                       796,190,458

                                                                                      ------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $5,409,962,103)                              5,120,351,346

RIGHTS - 0.0%(4)
PORTUGAL
  Portugal Telecom, SGPS, S.A., expires 07/09/2001 (Cost $0)              4,740,000        642,706

WARRANTS - 0.1%

FRANCE
  Publicis Groupe S.A., expires 3/07/2002 (Cost $0)                       1,841,827      5,244,475

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS - 95.0%
  (Cost $5,409,962,103)                                                               ------------
                                                                                     5,126,238,527

                                                                            08
                                                                          ------
                                                                           EIGHT

---------------------------------------------------------SCHEDULE OF INVESTMENTS



                                                                                   PAR
                                                                                  AMOUNT           VALUE
                                                                                ==========     ==============
SHORT-TERM INVESTMENTS - 4.3%
 Repurchase agreement with State Street Bank and Trust Company,
    2.75%, dated 6/29/2001, due 7/2/2001, maturity value $229,956,686 collateralized by $132,518,522 market value U.S. Treasury Bond, 8.125% due
    5/15/2021 and $102,005,405 market value U.S.
    Treasury Bond, 6.125% due 8/15/2029 (Cost $229,904,000)                      $  229,904,000   $229,904,000
                                                                                                  ------------

TOTAL INVESTMENTS - 99.3% (cost $5,639,866,103)                                                  5,356,142,527

OTHER ASSETS LESS LIABILITIES - 0.7%                                                                37,547,095
                                                                                                  ------------

TOTAL NET ASSETS - 100.0%(5)                                                                    $5,393,689,622
                                                                                                  ============


(1)Non-income producing security.
(2)Principally traded in the United States.
(3)Private Investment Partnership which is restricted as to resale.
(4)Represents less than 0.1% of total net assets.
(5)Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                           09
                                                                           -----
                                                                           NINE

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - June 30, 2001


                                                   VALUE             PERCENTAGE
                                             ===============        ============

  Energy                                    $    148,330,494             2.7

  Materials                                       68,613,958             1.3

  Industrials                                     65,712,248             1.2

  Consumer Discretionary                       1,209,968,278            22.4

  Consumer Staples                               723,381,573            13.4

  Healthcare                                     237,405,859             4.4

  Financials                                   2,017,294,934            37.4

  Information Technology                          79,051,540             1.5

  Telecommunication Services                     441,491,859             8.2

  Utilities                                      134,987,784             2.5
                                             ---------------     -----------

  TOTAL COMMON STOCKS, PREFERRED STOCKS,
     RIGHTS AND WARRANTS                       5,126,238,527            95.0

  Total short-term investments                   229,904,000             4.3
                                             ---------------     -----------

  TOTAL INVESTMENTS                            5,356,142,527            99.3

  OTHER ASSETS LESS LIABILITIES                   37,547,095             0.7
                                             ---------------     -----------
  TOTAL NET ASSETS                            $5,393,689,622           100.0%
                                             ===============     ===========

 The accompanying notes are an integral part of the financial statements.

                                                                             10
                                                                            ----
                                                                             TEN

ARTISAN INTERNATIONAL FUND

Statement of Assets & Liabilities - June 30, 2001

ASSETS:
Investments in securities, at value ........................................... $ 5,356,142,527
Cash ..........................................................................             726
Receivable from investments sold ..............................................      59,324,707
Receivable from forward currency contracts ....................................      55,964,468
Receivable from fund shares sold ..............................................      52,252,619
Interest receivable ...........................................................          35,124
Dividends receivable ..........................................................       8,107,131
                                                                                ---------------
TOTAL ASSETS ..................................................................   5,531,827,302

LIABILITIES:
Payable for investments purchased .............................................      72,860,307
Payable for forward currency contracts ........................................      56,234,910
Payable for fund shares redeemed ..............................................       6,351,608
Payable for operating expenses ................................................       2,157,520
Other liabilities .............................................................         533,335
                                                                                ---------------
TOTAL LIABILITIES .............................................................     138,137,680
                                                                                ---------------
TOTAL NET ASSETS .............................................................. $ 5,393,689,622
                                                                                ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding ............................................ $ 6,295,688,732

Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions ........................................................    (284,056,499)

Accumulated undistributed
  net investment income (loss) ................................................      20,360,137

Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions ...............................................    (638,302,748)
                                                                                ---------------

                                                                                $ 5,393,689,622
                                                                                ===============

SUPPLEMENTARY
INFORMATION:
Net assets
    Investor shares ........................................................... $ 3,907,061,429
    Institutional shares ...................................................... $ 1,486,628,193
Number of shares outstanding
    Investor shares ...........................................................     200,104,965
    Institutional shares ......................................................      75,789,236
Net asset value per share
    Investor shares ........................................................... $         19.53
    Institutional shares ...................................................... $         19.62
Cost of securities held ....................................................... $ 5,639,866,103


    The accompanying notes are an integral part of the financial statements.

                                                                           11
                                                                         -------
                                                                         ELEVEN

ARTISAN INTERNATIONAL FUND

Statement of Operations - For the Year Ended June 30, 2001


INVESTMENT INCOME:
Interest ....................................................... .............. $    11,845,367
Dividends ...................................................... ..............      71,594,306(1)
                                                                                ---------------
TOTAL INVESTMENT INCOME .......................................................      83,439,673

EXPENSES:
Advisory fees .................................................................      46,330,443
Transfer agent fees
    Investor Shares ...........................................................       6,679,010
    Institutional Shares ......................................................          30,476
Shareholder communications
    Investor Shares ...........................................................         757,995
    Institutional Shares ......................................................           5,972
Custodian fees ................................................................       2,867,504
Accounting fees ...............................................................          80,523
Professional fees .............................................................         159,298
Registration fees
    Investor Shares ...........................................................         597,561
    Institutional Shares ......................................................         275,108
Directors' fees ................................................................         31,008
Organizational costs ..........................................................           3,660
Other operating expenses ......................................................         101,775
                                                                                ---------------
TOTAL OPERATING EXPENSES ......................................................      57,920,333
                                                                                ---------------
NET INVESTMENT INCOME (LOSS) ..................................................      25,519,340

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
    Investments ...............................................................    (637,643,745)
    Foreign currency related transactions .....................................      (2,559,892)
                                                                                ----------------
                                                                                   (640,203,637)
Net increase (decrease) in unrealized appreciation on:
    Investments ...............................................................    (772,546,781)
    Foreign currency related transactions .....................................        (143,487)
                                                                                ---------------
                                                                                   (772,690,268)
                                                                                ---------------
NET GAIN (LOSS) ON INVESTMENTS ...............................................  (1,412,893,905)
                                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................................................. $(1,387,374,565)
                                                                                ===============

(1) Net of foreign taxes withheld of $10,151,480.

    The accompanying notes are an integral part of the financial statements.

                                                                            12
                                                                         -------
                                                                          TWELVE

ARTISAN INTERNATIONAL FUND

Statements of Changes in Net Assets

                                                              YEAR              YEAR
                                                              ENDED             ENDED
                                                             6/30/01           6/30/00
                                                         ---------------    ---------------
OPERATIONS:
Net investment income (loss) .........................   $    25,519,340    $    (1,607,467)
Net realized gain (loss) on:
    Investments ......................................      (637,643,745)       762,210,703
    Foreign currency related transactions ............        (2,559,892)        (3,264,458)
Net increase (decrease) in unrealized appreciation on:
    Investments ......................................      (772,546,781)       327,576,193
    Foreign currency related transactions ............          (143,487)            29,364
                                                         ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................    (1,387,374,565)     1,084,944,335

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
    Investor Shares ..................................              --           (1,579,375)
    Institutional Shares .............................              --           (1,166,198)
Net realized gains on investment transactions:
    Investor Shares ..................................      (479,303,458)       (36,202,670)
    Institutional Shares .............................      (161,918,593)       (10,501,625)
                                                         ---------------    ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS .............      (641,222,051)       (49,449,868)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ...............     2,551,310,160      2,711,977,012
                                                         ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............       522,713,544      3,747,471,479
Net assets, beginning of period ......................     4,870,976,078      1,123,504,599
                                                         ---------------    ---------------
NET ASSETS, END OF PERIOD ............................   $ 5,393,689,622    $ 4,870,976,078
                                                         ===============    ===============


    The accompanying notes are an integral part of the financial statements.

                                                                          13
                                                                       ---------
                                                                       THIRTEEN

ARTISAN INTERNATIONAL FUND

Financial Highlights - For a share outstanding throughout each period



                                         Year Ended  Year Ended   Year Ended      Year Ended    Year Ended
                                         06/30/01     06/30/00     06/30/99        06/30/98       06/30/97
For a share outstanding throughout     Institutional Institutional Institutional Institutional   Investor
each                                       Shares        Shares       Shares          Shares      Shares
------------------------------------- -------------  ----------     ----------     ----------  -----------

Net asset value, beginning of period           $30.22      $18.70      $16.26      $14.48        $12.08

Income (loss) from investment operations:
   Net investment income (loss)                  0.16(1)     0.03(1)     0.11(1)     0.09(1)      0.07
   Net realized and unrealized gains
    (losses) on investments                     (7.21)      12.09        2.62        3.04          2.44
                                           -----------  ----------  ----------  ----------   -----------
   Total income (loss) from
     investment operations                      (7.05)      12.12        2.73        3.13          2.51
                                           -----------  ----------  ----------  ----------   -----------

Distributions paid to shareholders:
   Net investment income                            -       (0.06)      (0.05)      (0.22)        (0.02)
   Net realized gains on investment
    transactions                                (3.55)      (0.54)      (0.24)      (1.13)        (0.09)
                                           -----------  ----------  ----------  ----------   -----------
    Total distributions paid to
      shareholders                              (3.55)      (0.60)      (0.29)      (1.35)        (0.11)
                                           -----------  ----------  ----------  ----------   -----------

Net asset value, end of period                 $19.62      $30.22      $18.70      $16.26        $14.48
                                          ===========  ==========  ==========  ==========   ===========

Total return                                   -24.5%       66.0%       17.6%       24.4%         20.9%
Ratios/supplemental data:
   Net assets, end of period (millions)      $1,486.6    $1,136.2      $179.6       $82.6        $449.2
   Ratio of expenses to average net assets      1.03%       1.08%       1.17%       1.25%         1.61%
   Ratio of net investment income (loss) to
    average net assets                          0.70%       0.09%       0.68%       0.68%         1.07%
   Portfolio turnover rate                     72.01%      99.02%      79.41%     109.42%       103.66%


 (1)Computed based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                                                           14
                                                                        --------
                                                                        FOURTEEN

ARTISAN INTERNATIONAL FUND

Notes to Financial Statements - June 30, 2001

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of five open-end, diversified mutual funds. Artisan International Fund ("the Fund"), a series of Artisan Funds, commenced operations on December 28, 1995.

     The Fund offers two classes of capital stock, Investor Shares and Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     The International Fund Investor Shares and International Fund Institutional Shares each have an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

     Securities traded on the Nasdaq National Market ("Nasdaq") were valued at fair values on June 29, 2001, due to a Nasdaq system malfunction and resulting uncertainty of accurate closing prices for all Nasdaq traded securities. Fair values were determined using procedures established by the Fund's Board of Directors as follows:

                                     Value          Percent of Total Net Assets
                                 ------------      ---------------------------
        International Fund        $96,542,740                   1.79%

     In addition, the Fund owns one other security which is valued at a fair value as determined using procedures established by the Fund's Board of Directors, aggregating $6,400,000, representing 0.12% of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and 2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities.

                                                                           15
                                                                        --------
                                                                        FIFTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

                  Average Daily Net Assets                    Annual Rate
                  ------------------------                    -----------
                  Less than $500 million                         1.000%
                  $500 million to $750 million                   0.975%
                  $750 million to $1 billion                     0.950%
                  Greater than $1 billion                        0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     During the year ended June 30, 2001, each director who is not an interested person of Artisan Funds or the Adviser received an annual retainer fee of $27,000, plus a fee of $1,000 for each in-person board meeting attended and $500 for each board meeting held by conference telephone and reimbursement of expenses related to his duties as a director of Artisan Funds. Such fees are allocated to each Fund under an agreement approved by the Board.

                                                                            16
                                                                         -------
                                                                         SIXTEEN

 ------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and were reimbursed by the Fund over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated among the Fund and the other series of Artisan Funds based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the year ended June 30, 2001.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the fiscal year ended June 30, 2001 were $5,320,202,109 and $3,432,044,907, respectively.

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:
     Aggregate gross unrealized appreciation (depreciation) on investments as of June 30, 2001, based on investment cost of $5,659,845,621 for federal income tax purposes, is as follows:

         Aggregate gross unrealized appreciation on investments $  283,204,634
         Aggregate gross unrealized depreciation on investments   (586,907,728)
                                                                --------------
         Net unrealized depreciation                             $(303,703,094)
                                                                ==============

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from security and foreign currency related transactions of $508,750,528 from November 1, 2000 to June 30, 2001 are recognized for federal income tax purposes in fiscal 2002.

     The Fund generated $111,251,644 in capital loss carryforwards during the fiscal year ended June 30, 2001. These capital loss carryforwards are available to offset future realized capital gains through June 30, 2009. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.


                                                                           17
                                                                      ----------
                                                                       SEVENTEEN

 ------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:

                                                                 INVESTOR         INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2001                                   SHARES              SHARES
=========================================================   ==================   ================
Proceeds from shares issued..............................      $4,473,567,464      $795,518,272
Net asset value of shares issued in
  reinvestment of distributions .........................         454,153,202       156,791,262
Cost of shares redeemed..................................      (3,232,410,045)      (96,309,995)
                                                            ------------------   -----------------
Net increase (decrease) from fund
    share activities.....................................      $1,695,310,621      $855,999,539
                                                            ==================   =================


Shares sold..............................................         197,800,020        34,944,346
Shares issued in reinvestment
    of distributions.....................................          20,928,718         7,202,171
Shares redeemed..........................................        (142,470,095)       (3,947,922)
                                                            ------------------   -----------------
Net increase (decrease) in capital shares................          76,258,643        38,198,595
                                                            ==================   =================

                                                                   INVESTOR         INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2000                                     SHARES             SHARES
=========================================================   ==================   ================
Proceeds from shares issued.............................       $3,361,034,086      $732,197,055
Net asset value of shares issued in
  reinvestment of distributions ........................           35,772,431        11,657,657
Cost of shares redeemed.................................       (1,386,071,200)      (42,613,017)
                                                            ------------------   -----------------
Net increase (decrease) from fund
    share activities....................................       $2,010,735,317      $701,241,695
                                                            ==================   =================


Shares sold.............................................          121,721,356        28,963,140
Shares issued in reinvestment
    of distributions....................................            1,613,817           525,593
Shares redeemed.........................................          (50,050,726)       (1,500,866)
                                                            ------------------   -----------------
Net increase (decrease) in capital shares...............           73,284,447        27,987,867
                                                            ==================   =================



                                                                           18
                                                                       ---------
                                                                        EIGHTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(9)  OTHER TAX INFORMATION (UNAUDITED):
     The Fund hereby designates $199,569,592 as long-term capital gain distributions for purposes of the dividends paid deduction. This amount includes earnings and profits distributed to shareholders on redemptions of fund shares. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax returns.

-------------------------------------------------------------------------------

                          NOTES ON PORTFOLIO STATISTICS
The letter to shareholders included in this annual report includes statistical information about the portfolio of the Artisan International Fund. That information is as of June 30, 2001; it varies with changes in the Fund's portfolio investments.

                       DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the entire portfolio, including negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                             DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. All of the indices are unmanaged and do not include the payment of sales commissions or other expenses that would be incurred in the purchase of the securities included in the index. All the index returns include reinvested dividends.

The indices to which the Fund is compared are:

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (EAFE) includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995.

The LIPPER INTERNATIONAL FUND INDEX reflects the net asset weighted returns of the 30 largest international mutual funds grouped by Lipper. Artisan International Fund is included in the Lipper International Fund Index.

-------------------------------------------------------------------------------



                                                                           19
                                                                        --------
                                                                        NINETEEN

(LOGO)
PRICEWATERHOUSECOOPERS
-------------------------------------------------------------------------------

                                           Pricewaterhousecoopers LLP
                                           100 East Wisconsin Avenue
                                           Suite 1500
                                           Milwaukee, WI 53202
                                           Telephone (414) 212 1500

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Artisan International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund (one of the portfolios comprising Artisan Funds, Inc., hereafter referred to as "the Fund") at June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


/s/Pricewaterhousecoopers LLP


July 30, 2001



8/23/01  - A1138


                                                                            20
                                                                         -------
                                                                          TWENTY

                             ---------------------
                                     (LOGO)
                             ---------------------
                                     ANNUAL
                                     REPORT
                                  June 30, 2001
                              ---------------------
                              ---------------------
                                     ARTISAN
                                  MID CAP FUND
                              Institutional Shares
                              ---------------------

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS

---------------------------------------   --------------------------------------
  2  LETTER TO SHAREHOLDERS                13  FINANCIAL HIGHLIGHTS
---------------------------------------   --------------------------------------
---------------------------------------   --------------------------------------
  6  SCHEDULE OF INVESTMENTS               14  NOTES TO
---------------------------------------        FINANCIAL STATEMENTS
---------------------------------------   --------------------------------------
 10  STATEMENT OF ASSETS &                --------------------------------------
     LIABILITIES                           18  NOTES ON PORTFOLIO STATISTICS
---------------------------------------   --------------------------------------
---------------------------------------   --------------------------------------
 11  STATEMENT OF OPERATIONS               19  REPORT OF
---------------------------------------        INDEPENDENT ACCOUNTANTS
---------------------------------------   --------------------------------------
 12  STATEMENTS OF CHANGES IN
     NET ASSETS
---------------------------------------

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Mid Cap Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager, as of June 30, 2001. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

A Note About June 30, 2001 Closing Prices and Index Values:

Because of systems failures in the Nasdaq Stock Market on June 29, 2001, (the last trading day of the Fund's fiscal year), the closing prices of many stocks traded on Nasdaq, and the closing values of the Russell indexes included in this report, were revised in early July. Many of those changes occurred after our June 30 quarter-end statements were mailed. The values of securities shown in the Schedules of Investments are the values used to calculate the Fund's net asset value on June 29th and shown on your end of second quarter account statement. The values for the Russell indexes are the final, revised values, which differ from those on the Quarterly Update that was included with your end of second quarter account statement.

Artisan Funds offered through Artisan Distributors LLC, member NASD. Date of first use: 8/23/01.

                                  800.399.1770

ARTISAN
MID CAP FUND
INSTITUTIONAL SHARES

-------------------------------------------------------------INVESTMENT APPROACH

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies - which the Fund broadly defines as market capitalizations between $600 million and $6 billion - that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.

---------------------------------------------------------------------PERFORMANCE

From a weakening economy and eroding earnings to interest rates that rose, then quickly declined, the past 12 months presented their share of challenges for Artisan Mid Cap Fund. For the fiscal year ended June 30, 2001, Artisan Mid Cap Fund declined 0.38%, trailing its benchmark, the Russell Midcap(R) Index, and outperforming its peer group, the Lipper Mid-Cap Core Fund Index, which gained 0.96% and lost 4.29%, respectively, during the period.


          GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 6/30/01)

                      ARTISAN       Russell         Lipper           S&P
                      MID CAP       Midcap/R     Mid-Cap Core       MidCap
                        FUND         Index        Fund Index      400 Index
                     ----------   ----------      ----------     ----------
6/97                   10,000        10,000         10,000          10,000
                       11,680        11,293         11,540          11,573
12/97                  12,390        11,418         11,193          11,669
                       14,063        12,652         12,514          12,954
                       14,511        12,461         12,144          12,677
                       11,982        10,614          9,914          10,843
12/98                  15,507        12,570         12,063          13,899
                       16,459        12,512         11,485          13,013
                       18,578        13,870         12,958          14,855
                       19,673        12,678         12,123          13,607
12/99                  23,450        14,862         15,465          15,946
                       32,134        16,361         17,707          17,969
                       31,276        15,623         17,113          17,377
                       39,150        16,687         17,760          19,487
12/00                  31,666        16,088         16,432          18,737
                       33,872        14,400         14,550          16,718
                       34,168        15,773         16,378          18,918


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/01)
----------------------------------------------------------------------------
                                                                     SINCE
FUND / INDEX                         1-YEAR          3-YEAR        INCEPTION
----------------------------------------------------------------------------
Artisan Mid Cap Fund
    (Institutional Shares)*           -0.38%           32.75%         35.82%
----------------------------------------------------------------------------
Russell Midcap(R)Index                 0.96             8.17          12.02
----------------------------------------------------------------------------
Lipper Mid-Cap Core Fund Index        -4.29            10.48          13.08
----------------------------------------------------------------------------
S&P MidCap 400 Index                   8.87            14.28          17.22
----------------------------------------------------------------------------

*Performance data shown relates to Investor Shares prior to 7/1/00 and the Institutional Shares subsequent to 7/1/00.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) to June 30, 2000, and in the Institutional Shares from July 1, 2000 to June 30, 2001. We are replacing the S&P MidCap 400 Index with the Russell Midcap(R) Index, as we believe the Russell Midcap(R) Index more accurately reflects the Fund's investment program. See page 18 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

                                                                              02
                                                                             ---
                                                                             TWO

-----------------------------------------------------------------12 MONTH REVIEW

In our semi-annual report, we observed that the equity markets had been driven more by emotion than logic...an emotional seesaw sparked by the Federal Reserve's attempt to head off inflation with higher interest rates. Since then, we believe emotion has continued to rule. In January, the Fed started aggressively lowering rates in response to a rapidly slowing economy. Exacerbating investor concerns were a pattern of deteriorating corporate earnings and worries over energy supplies. Consequently, throughout the 12-month period, the markets remained turbulent as, in our view, investors bounced between complacency and pessimism, euphoria and panic.

One example of investor overreaction was energy. In the fiscal year's first quarter, energy holdings such as Calpine, Dynegy, Keyspan and Kinder Morgan were among our best performers. Gratefully, we took some profits as these holdings surged, because falling oil and gas prices and California's energy crisis brought these supposedly defensive stocks back to earth.

Energy aside, during the period SunGard Data Systems continued to benefit from action in the financial services market and several technology securities, such as Top 10 Holding Intuit, although subject to volatility, added to the portfolio.



GOOD IDEAS THAT WORKED                     %      GOOD IDEAS AT THE TIME                     %
                                           -                                                 -
QLogic Corporation....................... 74.2%   Viasystems Group, Inc................... -64.1%
SunGard Data Systems, Inc...............  36.8    Exodus Communications, Inc.............. -53.6
Kinder Morgan, Inc......................  30.0    MIPS Technologies, Inc.................. -52.8
Peregrine Systems, Inc..................  27.6    FreeMarkets, Inc........................ -50.8
Intuit, Inc.............................  10.7    McLeodUSA, Inc.......................... -33.2


For the year ended June 30, 2001, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

June was an especially difficult month as the decelerating economic growth environment turned the usual end of the quarter trickle of earnings shortfall announcements into a flood. Several garden investments, each in a different sector, reported earnings disappointments for the quarter and some of our bigger holdings in associated industries were affected.

Our goal is to participate in a market rise and protect our gains when the market falls. We pursue this goal through a combination of stock selection and capital allocation. Our strategy in the first half of 2001 illustrates how we may employ capital allocation to pursue long-term gains. Early in 2001, we ecided to expand our "garden" to 50% from its usual 20% - 40%. In this part of our portfolio we hold stocks in which we believe a profit cycle is likely to emerge in the near future. We chiefly added companies in technology and economically sensitive areas, in anticipation of an eventual economic turnaround.

At the same time, we reduced our "crop" - those companies that are currently in the midst of a positive, accelerating profit cycle. With a growing number of companies entering what we consider negative profit cycles, it became much more difficult to create a meaningful crop. The remaining part, the "harvest," is typically 10%-30% of the portfolio and contains those holdings we are selling, either because they have, in our view, become too expensive or their profit cycles have begun to decelerate.

                                    (PHOTO)
                               ANDREW C. STEPHENS
                                Portfolio Manager


"While our tactics reflected the year's evolving conditions, we maintained our usual posture of what we think of as prudent aggressiveness."

                                  800.399.1770

                                                                             03
                                                                           -----
                                                                           THREE

------------------------------------------------------------PORTFOLIO STRATEGIES

As prices fell during the first quarter of 2001, we increased the garden and added selectively to positions. In April, we began weeding some telecom-related holdings from the garden. Our research led us to conclude that the economy is unlikely to return to the robust level of spending on telecom capital equipment that we saw during the late `90s. Until we have more clarity on levels of supply and demand, it seemed wise to trim our most exposed positions. We were able to do so profitably after they had appreciated in April and May. We sold Powerwave Technologies, Vitesse Semiconductor, Power One Technology and Sanmina - all good franchises that are going through rough times.

While our tactics reflected the year's evolving conditions, we maintained our usual posture of what we view as prudent aggressiveness. In the first half, for example, we added some beaten down aggressive growth situations although we were aware these opportunities might not realize their potential immediately. These companies included McLeod Communications, Freemarkets, CNET and Exodus Communications. Also, we added a number of cyclicals, stocks that we believe may benefit from lower interest rates, depressed because of trends abroad and investors' preference for "new economy" stocks. We bought Gentex, Zale and Rohm & Haas, and added to long-term holdings like Lear, SPX and Stone Container. In retrospect, we believe our timing was good on the cyclical choices but as our "Good Ideas at the Time" table shows, we were early (at best) on others.


SECTOR DIVERSIFICATION

SECTOR                    12/31/00   6/30/01  SECTOR                          12/31/00   6/30/01
------------------------------------------------------------------------------------------------
Auto & Transportation        2.1%      1.4%   Other                                2.8%      4.8%
------------------------------------------------------------------------------------------------

Consumer Discretionary       8.3       7.3    Other Energy                         7.0       5.7
------------------------------------------------------------------------------------------------

Consumer Staples             0.0       1.3    Producer Durables                   10.5      9.5
------------------------------------------------------------------------------------------------

Financial Services           10.9      15.1   Technology                          19.6      22.5
------------------------------------------------------------------------------------------------

Healthcare                   11.4      10.5   Utilities                           15.7      8.7
------------------------------------------------------------------------------------------------

Integrated Oils              0.0       0.0    Other assets less liabilities        6.3       5.4
------------------------------------------------------------------------------------------------

Materials & Processing       5.4       7.8    TOTAL                              100.0%    100.0%
------------------------------------------------------------------------------------------------

As a percentage of total net assets as of December 31, 2000 and June 30, 2001, respectively.

On June 30, 2001, the Fund remained broadly diversified by economic sector. We believe this approach helps to create opportunity while moderating risk. Technology remained our largest sector, while Financial Services, Materials & Processing and Consumer Staples assumed greater prominence.

On June 30, 2001, the portfolio held 65 stocks, and our Top 10 Holdings represented 28.8% of net assets. Our median market cap was $4.3 billion. Based on our 2001 estimates, our stocks were selling at 24.7X weighted average P/E. Their weighted average earnings growth rate was 22.6%. By classic valuation standards, we believe this ratio is quite favorable, as is the portfolio's median price/intrinsic value of 68%. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 18.

"Early in 2001, we decided to expand our `garden' to 50% from its usual 20% - 40%. In this part of our portfolio we hold stocks in which we believe a profit cycle is likely to emerge in the near future."

                                                                             04
                                                                            ----
                                                                            FOUR

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

TOP 10 HOLDINGS

COMPANY NAME                                      %
------------------------------------------------------

Citizens Communications Company                  4.4%
------------------------------------------------------
Intuit, Inc.                                     4.1
------------------------------------------------------
ACE Limited                                      3.1
------------------------------------------------------
Cabletron Systems, Inc.                          3.0
------------------------------------------------------
Thermo Electron Corporation                      3.0
------------------------------------------------------
UnumProvident Corporation                        2.4
------------------------------------------------------
Watson Pharmaceuticals, Inc.                     2.3
------------------------------------------------------
SCI Systems, Inc.                                2.2
------------------------------------------------------
The St. Paul Companies, Inc.                     2.2
------------------------------------------------------
National Semiconductor Corporation               2.1
------------------------------------------------------
TOTAL                                           28.8%
------------------------------------------------------

As a percentage of total net assets as of June 30, 2001. Portfolio holdings are subject to change.

Have we seen the bottom of this frustrating market? Are the Fed's early rate cuts about to produce some benefit, as many economists and business gurus predict? Or will the naysayers and pessimists - abundant these days - be proven correct in their view that conditions are surely bound to get worse?

We certainly don't lay claim to definitive answers. But in our opinion, things may not be all that bad. We believe the Fed's aggressive rate reductions, in concert with the recent tax program, are exactly the course that Washington should be taking and that these programs are setting the stage for better times. Granted, we believe a couple of other elements are necessary for a sustained upward movement in stocks, such as a normalization of capital spending and better earnings visibility. In our opinion, these improvements won't happen overnight; the business cycle doesn't work that way.

In the meantime, we believe mid-caps are currently very attractive on a risk-adjusted basis and we believe the portfolio is well-positioned for the times. We believe it is diversified appropriately and as profit cycles emerge within the economy, we have given ourselves the opportunity to move the best of our broadly based garden into the crop. Day-to-day, our team will continue doing what we do best, looking for companies with franchise characteristics and emerging or accelerating profit cycles, whose stocks are reasonably priced compared to our assessment of underlying business value. This strategy has served our investors well and, we believe, can continue to generate attractive long-term returns.

/s/Andrew C. Stephens

The Fund's Institutional Shares were first offered July 1, 2000 to institutional investors meeting certain minimum investment requirements. A report on the Investor Shares is available under separate cover. Performance data herein relates to the Investor Shares prior to July 1, 2000 and to the Institutional Shares beginning July 1, 2000.

"...we believe mid-caps are currently very attractive on a risk-adjusted basis and we believe the portfolio is well-positioned for the times... it is diversified appropriately and as profit cycles emerge within the economy, we have given ourselves the opportunity to move the best of our broadly based garden into the crop."

                                  800.399.1770

                                                                             05
                                                                            ----
                                                                            FIVE

ARTISAN
MID CAP FUND

Schedule of Investments - June 30, 2001

                                                                                SHARES
                                                                                 HELD          VALUE
                                                                               ========       =======
COMMON STOCKS - 94.6%

AUTO & TRANSPORTATION - 1.4%
  AUTO PARTS: ORIGINAL EQUIPMENT - 1.4%
  (1)Lear Corporation - independent automotive supplier                          627,200    $21,889,280

CONSUMER DISCRETIONARY - 7.3%
  ADVERTISING AGENCIES - 1.4%
  (1)Lamar Advertising Company - outdoor advertising structures                  508,400     22,369,600

  CONSUMER ELECTRONICS - 1.2%
  Harman International Industries, Inc. - high fidelity audio product
   manufacturer                                                                  498,600     18,991,674

RADIO & TV BROADCASTING - 1.1%
(1)Entercom Communications Corporation - radio broadcasting company              320,900     17,203,449

RETAIL - 2.0%
 (1)Big Lots, Inc. - broadline closeout retailer                                 934,700     12,786,696
 (1)Zale Corporation - fine jewelry retailer                                     521,800     17,584,660
                                                                                            -----------
                                                                                             30,371,356
  SERVICES: COMMERCIAL - 1.6%
  (1)Convergys Corporation - integrated billing and customer care services       255,700      7,734,925
  (1)TMP Worldwide, Inc. - recruitment advertising agency                        297,800     17,602,958
                                                                                            -----------
                                                                                             25,337,883
CONSUMER STAPLES - 1.3%
  CONSUMER PRODUCTS - 1.3%
   Brunswick Corporation - recreational brands                                   870,300     20,913,309

FINANCIAL SERVICES - 15.1%
  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.6%
    National Data Corporation - pharmacy payment systems                         628,300     20,356,920
    SunGard Data Systems, Inc. - recordkeeping software and systems
     for investment management                                                   644,200     19,332,442
                                                                                            -----------
                                                                                             39,689,362
  FINANCIAL MISCELLANEOUS - 1.2%
  (1)LaBranche & Company, Inc. - NYSE specialist firm                            649,300     18,829,700

  INSURANCE: MULTI-LINE - 2.4%
UnumProvident Corporation - insurance products                                 1,136,400     36,501,168


                                                                             06
                                                                             ---
                                                                            SIX

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                                                SHARES
                                                                                 HELD          VALUE
                                                                                ======         =====
FINANCIAL SERVICES (CONTINUED)
  INSURANCE: PROPERTY-CASUALTY - 7.3%
  ACE Limited - insurance and reinsurance products                             1,225,800    $ 47,916,522
  The St. Paul Companies, Inc. - insurance products                              672,200      34,073,818
  XL Capital Limited - insurance and reinsurance products                        372,100      30,549,410
                                                                                            ------------
                                                                                             112,539,750
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.0%(2)
     HealthCare Financial Partners REIT, Inc., 144A - healthcare-related
       real estate investments                                                     9,160         128,240

  SAVINGS & LOANS - 1.6%
     Charter One Financial, Inc. - savings and loan                              761,005      24,276,060

HEALTHCARE - 10.5%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 1.5%
  (1)CuraGen Corporation - discovery and development of
     genomics based drugs                                                        226,800       8,255,520
    IDEC Pharmaceuticals Corporation - biopharmaceutical company
     of targeted therapeutics                                                    215,800      14,607,502
                                                                                            ------------
                                                                                              22,863,022
  DRUGS & PHARMACEUTICALS - 3.5%
  (1)Immunex Corporation - biopharmaceutical company therapeutics              1,069,500      18,983,625
  (1)Watson Pharmaceuticals, Inc. - development of branded and off-patent
     pharmaceutical products                                                     576,500      35,535,460
                                                                                            ------------
                                                                                              54,519,085
  HEALTHCARE FACILITIES - 3.4%
  (1)Health Management Associates, Inc. - healthcare services                  1,022,500      21,513,400
  (1)HEALTHSOUTH Corporation - outpatient surgery
     and rehabilitation services                                               1,932,500      30,862,025
                                                                                            ------------
                                                                                              52,375,425
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.0%
  (1)Varian,Inc. - scientific instruments and vacuum technologies                481,500      15,552,450

  MEDICAL SERVICES - 1.1%
 (1)Covance, Inc. - contract research organization                               752,900      17,053,185

MATERIALS & PROCESSING - 7.8%
  CHEMICALS - 1.5%
    Rohm & Haas Company - chemicals and materials for
     industrial applications                                                     715,600      23,543,240

  CONTAINERS & PACKAGING: PAPER & PLASTIC - 3.5%
  (1)Sealed Air Corporation - specialty packaging                                639,441      23,819,177
  (1)Smurfit-Stone Container Corporation - packaging products                  1,838,800      29,788,560
                                                                                            ------------
                                                                                              53,607,737
  DIVERSIFIED MATERIALS & PROCESSING - 1.3%
  (1)American Standard Companies, Inc. - diversified brand-name products         338,300      20,331,830

  METALS & MINERALS MISCELLANEOUS - 1.5%
    Minerals Technologies, Inc. - synthetic and specialty mineral products       556,600      23,889,272


                                                                            07
                                                                           -----
                                                                           SEVEN

---------------------------------------------------------SCHEDULE OF INVESTMENTS



                                                                                SHARES
                                                                                 HELD           VALUE
                                                                             ===========   =============
OTHER - 4.8%
 MULTI-SECTOR COMPANIES - 4.8%
 (1)SPX Corporation - diversified industrial and electrical products
     and services                                                                219,700    $ 27,502,046
 (1)Thermo Electron Corporation - precision measurement instruments            2,092,400      46,074,648
                                                                                            ------------
                                                                                              73,576,694
OTHER ENERGY - 5.7%
 COAL - 1.4%
     Arch Coal, Inc. - coal mining                                               836,700      21,645,429

  ENERGY MISCELLANEOUS - 0.4%
   NRG Energy, Inc. - power generation facilities                                252,100       5,566,368

  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 2.2%
 (1)Nabors Industries, Inc. - contract land drilling services                    430,400      16,010,880
 (1)Weatherford International, Inc. - diversified energy services                371,100      17,812,800
                                                                                            ------------
                                                                                              33,823,680
  UTILITIES: GAS PIPELINES - 1.7%
     Dynegy, Inc. - independent power producer and energy marketer               565,000      26,272,500

PRODUCER DURABLES - 9.5%
  AEROSPACE - 1.4%
     Goodrich Corporation - aerospace systems and component parts                547,800      20,805,444

  DIVERSIFIED PRODUCTION - 0.8%
    Danaher Corporation - process/environmental control products                 231,300      12,952,800

  ELECTRONICS: INSTRUMENTS, GAUGES & METERS - 1.2%
 (1) Mettler-Toledo International, Inc. - precision weighing instruments         432,600      18,709,950

  IDENTIFICATION CONTROL & FILTER DEVICES - 2.2%
 (1)American Power Conversion Corporation - power protection
     and management solutions                                                  1,015,200      15,989,400
    Parker-Hannifin Corporation - motion control products                        408,500      17,336,740
                                                                                            ------------
                                                                                              33,326,140
  PRODUCTION TECHNOLOGY EQUIPMENT - 2.8%

Millipore Corporation - scientific instruments                                   422,900      26,211,342
  (1)Teradyne, Inc. - automated test systems                                     530,900      17,572,790
                                                                                            ------------
                                                                                              43,784,132
  TELECOMMUNICATIONS EQUIPMENT - 1.1%
     Polycom, Inc. - audio and videoconferencing equipment                       735,000      16,971,150

TECHNOLOGY - 22.5%
  COMMUNICATIONS TECHNOLOGY - 4.4%
 (1)Cabletron Systems, Inc. - internet infrastructure products and services    2,028,100      46,342,085
    Symbol Technologies, Inc. - scanner integrated mobile
     and wireless information systems                                            998,300      22,162,260
                                                                                            ------------
                                                                                              68,504,345
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 9.6%
    i2 Technologies, Inc. - e-business and supply chain software solutions       811,100      16,059,780
  (1)Intuit, Inc. - accounting and personal finance software                   1,566,300      62,636,337
  (1)Peregrine Systems, Inc. - resource management applications                  744,800      21,599,200
  (1)QLogic Corporation - semiconductor designer/manufacturer                    280,100      18,052,445
  (1)Retek, Inc. - web-based software for the retail industry                    180,800       8,667,552
  (1)Symantec Corporation - network security solutions                           505,900      22,102,771
                                                                                            ------------
                                                                                             149,118,085


                                                                            08
                                                                          ------
                                                                           EIGHT

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                                                      SHARES
                                                                                       HELD                VALUE
                                                                                  --------------     ---------------
TECHNOLOGY (CONTINUED)
  COMPUTER TECHNOLOGY - 1.4%
  (1)Gateway, Inc. - direct marketer of personal computers                              1,287,800        $21,184,310

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 6.1%
  (1)Integrated Device Technology, Inc. - semiconductor designer/manufacturer             578,600         18,335,834
  (1)MIPS Technologies, Inc. - Class B - designer of high-performance processors          898,000          8,620,800
  (1)National Semiconductor Corporation - semiconductor
     designer/manufacturer                                                              1,119,600         32,602,752
  (1)SCI Systems, Inc. - integrated electronic manufacturing services                   1,342,400         34,231,200
                                                                                                     ---------------
                                                                                                          93,790,586
  ELECTRONICS: TECHNOLOGY - 1.0%
  (1)Sensormatic Electronics Corporation - integrated security products                   878,200         14,929,400

UTILITIES - 8.7%
  UTILITIES: CABLE TV & RADIO - 1.5%
  (1)Adelphia Communications Corporation - cable television operator                      582,000         23,862,000

  UTILITIES: GAS DISTRIBUTORS - 1.6%
    Keyspan Corporation - energy services                                                 259,600          9,470,208
    Kinder Morgan, Inc. - energy services                                                 300,900         15,120,225
                                                                                                     ---------------
                                                                                                          24,590,433
  UTILITIES: TELECOMMUNICATIONS - 5.6%
  (1)Citizens Communications Company - rural telecommunication services                 5,661,300         68,105,439
  (1)Western Wireless Corporation - telecommunication services                            415,800         17,879,400
                                                                                                     ---------------
                                                                                                          85,984,839
                                                                                                     ---------------

TOTAL COMMON STOCKS (Cost $1,356,786,025)                                                              1,462,174,362

                                                                                           PAR
                                                                                         AMOUNT
                                                                                        ========

SHORT-TERM INVESTMENTS - 6.1%
Repurchase agreement with State Street Bank and Trust Company,
    2.75%, dated 6/29/2001, due 7/2/2001, maturity value
    $93,833,499, collateralized by $44,691,331 market value U.S.
    Treasury Bond, 6.125%, due 8/15/2029 and $51,003,886
    market value U.S. Treasury Bond, 5.25%, due 2/15/2029
    (Cost $93,812,000)                                                                $93,812,000         93,812,000
                                                                                                     ---------------

TOTAL INVESTMENTS - 100.7% (Cost $1,450,598,025)                                                       1,555,986,362

OTHER ASSETS LESS LIABILITIES - (0.7%)                                                                   (10,176,782)
                                                                                                     ---------------

TOTAL NET ASSETS - 100.0%(3)                                                                          $1,545,809,580
                                                                                                     ===============

(1)Non-income producing security.
(2)Represents less than 0.1% of total net assets.
(3)Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                            09
                                                                           -----
                                                                           NINE

ARTISAN MID CAP FUND

Statement of Assets & Liabilities - June 30, 2001

ASSETS:
Investments in securities, at value .....................        $1,555,986,362
Cash ....................................................                   437
Receivable from investments sold ........................            13,822,083
Receivable from fund shares sold ........................            15,958,414
Interest receivable .....................................                14,332
Dividends receivable ....................................               579,214
Organizational costs ....................................                 5,671
                                                                ---------------
TOTAL ASSETS ............................................         1,586,366,513

LIABILITIES:
Payable for investments purchased .......................            38,925,210
Payable for fund shares redeemed ........................               973,994
Payable for organizational costs ........................                 5,671
Payable for operating expenses ..........................               652,058
                                                                ---------------
TOTAL LIABILITIES .......................................            40,556,933
                                                                ---------------
TOTAL NET ASSETS ........................................        $1,545,809,580
                                                                ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding ......................        $1,555,452,488

Net unrealized appreciation (depreciation)
  on investments ........................................           105,388,337

Accumulated undistributed
  net investment income (loss) ..........................                  --

Accumulated undistributed net realized
  gains (losses) on investments .........................          (115,031,245)
                                                                ---------------

                                                                $ 1,545,809,580
                                                                ===============


SUPPLEMENTARY
INFORMATION:
Net assets
    Investor shares .....................................       $ 1,333,577,521
    Institutional shares ................................       $   212,232,059
Number of shares outstanding
    Investor shares .....................................            50,465,269
    Institutional shares ................................             8,013,944
Net asset value per share
    Investor shares .....................................       $         26.43
    Institutional shares ................................       $         26.48
Cost of securities held .................................       $ 1,450,598,025

    The accompanying notes are an integral part of the financial statements.

                                                                             10
                                                                            ----
                                                                            TEN

ARTISAN MID CAP FUND

Statement of Operations - For the Year Ended June 30, 2001

INVESTMENT INCOME:
Interest............................................   $2,964,865
Dividends...........................................    3,495,021
                                                     ----------------
TOTAL INVESTMENT INCOME.............................    6,459,886

EXPENSES:
Advisory fees.......................................    8,031,885
Transfer agent fees
    Investor Shares.................................    1,400,134
    Institutional Shares............................       16,024
Shareholder communications
    Investor Shares.................................      208,894
    Institutional Shares............................        2,446
Custodian fees......................................      152,036
Accounting fees.....................................       58,073
Professional fees...................................       46,605
Registration fees
    Investor Shares.................................      424,086
    Institutional Shares............................       55,095
Directors' fees.....................................       20,664
Organizational costs................................        5,673
Other operating expenses............................       20,090
TOTAL OPERATING EXPENSES............................   10,441,705
                                                     ----------------
NET INVESTMENT INCOME (LOSS)........................   (3,981,819)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments.............   (104,548,994)
Net increase (decrease) in unrealized
  appreciation on investments.......................     61,360,940
                                                     ----------------
NET GAIN (LOSS) ON INVESTMENTS......................    (43,188,054)
                                                     ----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.........................   $ (47,169,873)
                                                     ================

    The accompanying notes are an integral part of the financial statements.

                                                                            11
                                                                          ------
                                                                          ELEVEN

ARTISAN MID CAP FUND

Statements of Changes in Net Assets

                                                                                      YEAR              YEAR
                                                                                      ENDED             ENDED
                                                                                     6/30/01           6/30/00
                                                                                ================    =============
OPERATIONS:
Net investment income (loss..................................................      $  (3,981,819)  $    (841,183)
Net realized gain (loss) on investments......................................       (104,548,994)      18,317,700
Net increase (decrease) in unrealized
  appreciation on investments................................................         61,360,940       35,776,647
                                                                                ----------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................................................        (47,169,873)      53,253,164

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
    Investor Shares..........................................................                  -                -
    Institutional Shares.....................................................                  -
Net realized gains on investment transactions:
    Investor Shares..........................................................        (19,248,166)     (2,623,181)
    Institutional Shares.....................................................         (3,749,681)
                                                                                ----------------    -------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS                                             (22,997,847)     (2,623,181)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES.......................................       1,390,998,425     131,029,274
                                                                                ----------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................................       1,320,830,705     181,659,257
Net assets, beginning of period..............................................         224,978,875      43,319,618
                                                                                ----------------    -------------
NET ASSETS, END OF PERIOD....................................................      $1,545,809,580    $224,978,875
                                                                               ===================  =============

    The accompanying notes are an integral part of the financial statements.

                                                                           12
                                                                         -------
                                                                         TWELVE

ARTISAN MID CAP FUND

Financial Highlights - For a share outstanding throughout each period

                                                    Year Ended        Year Ended         Year Ended    Year Ended      Year Ended
                                                     06/30/01          06/30/00           06/30/99       06/30/98        06/30/97
For a share outstanding throughout                 Institutional        Investor         Investor        Investor        Investor
each period                                            Shares            Shares           Shares          Shares        Shares(5)
------------------------------------------------- --------------   -----------------  -------------   -------------   --------------

Net asset value, beginning of period                    $27.57              $16.67         $13.69          $10.00         $10.00

Income (loss) from investment operations:
   Net investment income (loss)                          (0.08)(1)           (0.18)(1)      (0.16)(1)       (0.08)             -
   Net realized and unrealized gains
     (losses) on investments                              0.02               11.91           4.41            4.56              -
                                                  -------------   -----------------   ------------    ------------   -----------
   Total income (loss) from investment
     operations                                          (0.06)              11.73           4.25            4.48              -
                                                  -------------   -----------------   ------------    ------------   -----------

Distributions paid to shareholders:
   Net investment income                                     -                   -              -               -              -
   Net realized gains on investment
     transactions                                        (1.03)              (0.83)         (1.27)          (0.79)             -
                                                  -------------   -----------------   ------------    ------------   -----------
     Total distributions paid to shareholders            (1.03)              (0.83)         (1.27)          (0.79)             -
                                                  -------------   -----------------   ------------    ------------   -----------

Net asset value, end of period                          $26.48              $27.57         $16.67          $13.69         $10.00
                                                  =============   =================   ============    ============   ===========

Total return                                              (0.4)%             72.9%          35.8%           46.1%           0.0%(2)
Ratios/supplemental data:
   Net assets, end of period (millions)                 $212.2              $225.0          $43.3           $12.8           $1.8
   Ratio of expenses to average net assets               1.08%               1.40%          2.00%(4)       2.00%(4)        0.00%(3)
   Ratio of net investment income (loss) to
     average net assets                                (0.29)%              (0.79%)        (1.13%)(4)      (0.77%)(4)      0.00%(3)
   Portfolio turnover rate                             153.95%             245.69%        202.84%         235.65%          0.00%(2)



   (1) Computed based on average shares outstanding.
   (2) Not annualized.
   (3) Annualized.
   (4) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser.
       Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
   (5) For the period from commencement of operations (June 27, 1997) through June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

                                                                          13
                                                                       ---------
                                                                       THIRTEEN

ARTISAN MID CAP FUND

Notes to Financial Statements - June 30, 2001

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of five open-end, diversified mutual funds. Artisan Mid Cap Fund ("the Fund"), a series of Artisan Funds, commenced operations on June 27, 1997.

     The Fund offers two classes of capital stock, Investor Shares and Institutional Shares. The Fund began offering Institutional Shares on July 1, 2000. On July 3, 2000, 2,232,499 Investor Shares (with a net asset value of $61,550,008) were transferred to Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     The Mid Cap Fund Investor Shares and Mid Cap Fund Institutional Shares each have an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

                                                                          14
                                                                      ----------
                                                                       FOURTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

     Securities traded on the Nasdaq National Market ("Nasdaq") were valued at fair values on June 29, 2001, due to a Nasdaq system malfunction and resulting uncertainty of accurate closing prices for all Nasdaq traded securities. Fair values were determined using procedures established by the Fund's Board of Directors as follows:

                                   Value           Percent of Total Net Assets
                                 ------------      ---------------------------
           Mid Cap Fund          $304,175,276                   19.68%

         In addition, the Fund owns one other security which is valued at a fair value as determined using procedures established by the Fund's Board of Directors aggregating $128,240, representing 0.01% of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and 2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

                                                                          15
                                                                        -------
                                                                        FIFTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

                  Average Daily Net Assets                    Annual Rate
                  ------------------------                    -----------
                  Less than $500 million                         1.000%
                  $500 million to $750 million                   0.975%
                  $750 million to $1 billion                     0.950%
                  Greater than $1 billion                        0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     During the year ended June 30, 2001, each director who is not an interested person of Artisan Funds or the Adviser received an annual retainer fee of $27,000, plus a fee of $1,000 for each in-person board meeting attended and $500 for each board meeting held by conference telephone and reimbursement of expenses related to his duties as a director of Artisan Funds. Such fees are allocated to each fund under an agreement approved by the Board.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and were reimbursed by the Fund over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated among the Fund and other series of Artisan Funds based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the year ended June 30, 2001.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the fiscal year ended June 30, 2001 were $2,481,327,653 and $1,198,299,977, respectively.

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:
     Aggregate gross unrealized appreciation (depreciation) on investments as of June 30,2001, based on investment cost of $1,495,474,986 for federal income tax purposes, is as follows:

         Aggregate gross unrealized appreciation on investments     $134,830,120
         Aggregate gross unrealized depreciation on investments     (74,318,744)
                                                                    ------------
         Net realized appreciation                                  $ 60,511,376
                                                                    ============

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from security transactions for the Fund of $70,154,284 from November 1, 2000 to June 30, 2001 are recognized for federal income tax purposes in fiscal 2002.

                                                                           16
                                                                         -------
                                                                        SIXTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:



                                                                                        INVESTOR       INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2001                                                           SHARES           SHARES
================================================================================     =============  ================
Net asset value of shares transferred........................................     $  (61,550,008)    $  61,550,008
Proceeds from shares issued..................................................      1,641,785,894       159,249,857
Net asset value of shares issued in
  reinvestment of distributions .............................................         18,694,286         3,697,764
Cost of shares redeemed......................................................       (424,952,905)      (7,476,471)
                                                                                    -------------  ----------------
Net increase (decrease) from fund
    share activities........................................................       $1,173,977,267     $ 217,021,158
                                                                                    =============  ================


Shares transferred..........................................................          (2,232,499)        2,232,499
Shares sold.................................................................          60,053,283         5,932,913
Shares issued in reinvestment
    of distributions........................................................             669,087           132,252
Shares redeemed.............................................................         (16,183,492)         (283,720)
--------------------------------------------------------------------------------     -------------  ----------------
Net increase (decrease) in capital shares                                             42,306,379         8,013,944
                                                                                     =============  ================


                                                                                              INVESTOR
FISCAL YEAR ENDED JUNE 30, 2000                                                                 SHARES
================================================================================     =============================
Proceeds from shares issued.................................................               $  156,775,953
Net asset value of shares issued in
  reinvestment of distributions ............................................                    2,587,556
Cost of shares redeemed.....................................................                  (28,334,235)
--------------------------------------------------------------------------------     -----------------------------
Net increase (decrease) from fund
    share activities........................................................               $  131,029,274
                                                                                     =============================


Shares sold.................................................................                    6,614,713
Shares issued in reinvestment
    of distributions........................................................                      142,017
Shares redeemed.............................................................                   (1,195,955)
--------------------------------------------------------------------------------     -----------------------------
Net increase (decrease) in capital shares...................................                    5,560,775
================================================================================     =============================


                                                                           17
                                                                       ---------
                                                                       SEVENTEEN

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(9)  OTHER TAX INFORMATION (UNAUDITED):
     For the year ended June 30, 2001, of the ordinary income distributions paid by the Fund, 16% are eligible for the dividends received deduction available to corporate shareholders.

     The Fund hereby designates $3,198,320 as long-term capital gain distributions for purposes of the dividends paid deduction. This amount includes earnings and profits distributed to shareholders on redemptions of fund shares. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax returns.

-------------------------------------------------------------------------------

                          NOTES ON PORTFOLIO STATISTICS
The letter to shareholders included in this annual report includes statistical information about the portfolio of the Fund. That information is as of June 30, 2001; it varies with changes in the Fund's portfolio investments.

                       DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. MEDIAN PRICE/INTRINSIC VALUE is the median ratio of the price of a company's common stock to Artisan Partners' estimate of the company's intrinsic value - the amount Artisan Partners thinks the company would be worth to a strategic buyer. Equal numbers of companies in the portfolio have median price/intrinsic value ratios higher and lower than the median. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the entire portfolio, including negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                             DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in three indices - two broad-based indices of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. All of the indices are unmanaged and do not include the payment of sales commissions or other expenses that would be incurred in the purchase of the securities included in the index. All the index returns include reinvested dividends.

The market indices to which the Fund is compared are:

RUSSELL MIDCAP(R) INDEX is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, an index of the largest 1,000 U.S. companies. The S&P MIDCAP 400 INDEX is an unmanaged, market-weighted index, with dividends reinvested, of 400 mid-cap companies.

The LIPPER MID-CAP CORE FUND INDEX reflects the net asset weighted returns of the 30 largest mid-cap core funds grouped by Lipper in the mid-cap core category. Artisan Mid Cap Fund is included in the Lipper Mid-Cap Core Fund Index.

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                                                                           18
                                                                        --------
                                                                        EIGHTEEN

(LOGO)
PRICEWATERHOUSECOOPERS
-------------------------------------------------------------------------------

                                           Pricewaterhousecoopers LLP
                                           100 East Wisconsin Avenue
                                           Suite 1500
                                           Milwaukee, WI 53202
                                           Telephone (414) 212 1500


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Artisan Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan Mid Cap Fund (one of the portfolios comprising Artisan Funds, Inc., hereafter referred to as "the Fund") at June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.




/s/PricewaterhouseCoopers LLP


July 30, 2001


                                                                           19
                                                                        --------
                                                                        NINETEEN